[front cover]

September 30, 2002

[graphic of market line chart]
[graphic of starfish]
[graphic of bridge rock formation]

American Century
Semiannual Report

Real Estate

[american century logo and text logo (reg. sm)]

[inside front cover]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.

Our Message to You

[photo of James E. Stowers III with James E. Stowers, Jr.}

James E. Stowers III with James E. Stowers, Jr.

Change is a reality for every business, but American Century's more than 40 years of investment management experience speaks to our ability to evolve as conditions warrant. This fall, we made several changes to our senior management structure.

Mark Mallon was named chief investment officer (CIO) of American Century
Investment Management, Inc. (ACIM), our investment management subsidiary. In his new role, Mark oversees more than 160 investment professionals who are managing approximately $75 billion in our International, U.S. Growth, Value, Quantitative
Equity, and Fixed Income portfolios. He continues to co-manage our Large Company
Value and Tax-Managed Value funds. Mark replaces Randy Merk, who left the firm in August.

Mark's top priority was to name successor CIOs for the two disciplines he previously managed. His appointments of Phil Davidson as CIO for Value Equity and John Schniedwind as CIO for Quantitative Equity recognize the significance of these disciplines. Phil, a chief architect of our value strategy, has two decades of investment experience. He remains a senior portfolio manager on our
Value and Equity Income funds. John, a 20-year American Century veteran, has been a leader in our Quantitative Equity group since its inception. He continues to co-manage our Income & Growth fund.

After spending the past two years researching and developing sophisticated investment management technologies, Jim Stowers III returns to the position of
CIO for U.S. Growth while retaining his roles on the Ultra and Veedot investment teams. For more than two decades, Jim has been a guiding force behind our earnings acceleration investment approach. He succeeds C. Kim Goodwin, who resigned in September.

Lastly, Bill Lyons, president and CEO of American Century Companies, takes on additional responsibilities as president of ACIM. Bill's assumption of the executive duties in ACIM allows our investment professionals to remain sharply focused on portfolio management.

We have built a legacy of investment management excellence, and we intend to keep it going through these challenging times. With our new team in place, you can be assured that American Century will continue its intense commitment to producing the best possible returns for you.

Sincerely,

/s/ James E. Stowers, Jr.                /s/ James E. Stowers III

James E. Stowers, Jr.                    James E. Stowers III
Founder and Chairman                     Co-Chairman of the Board

                        "The Best is Yet to Be(reg.sm)"

Market Perspective ........................................................    1
ACRE

FINANCIAL STATEMENTS

OTHER INFORMATION
Share Class Information ...................................................   20
Retirement Account Information ............................................   21
Background Information

Market Perspective from Phil Davidson

[photo of Phil Davidson]

Phil Davidson, chief investment officer, value equity

PERFORMANCE OVERVIEW

Real estate investment trusts (REITs) continued to prove their worth as diversifiers, outperforming the broad stock market by a wide margin during the six months ended September 30, 2002. A lethargic economy and widespread uncertainty caused the major U.S. stock indices to plunge more than 25%, while
REITs posted only a modest decline.

FEAR AND LOATHING IN THE STOCK MARKET

The U.S. stock market suffered through one of its worst six-month periods in decades, stung by a crisis of confidence and a stalled economic recovery. A combination of terrorist threats, escalating violence in the Middle East
(including the possibility of a war with Iraq), and a seemingly endless stream of fraudulent corporate behavior weighed on investor confidence. The economy also lost momentum after a strong first quarter, leading to further deterioration of corporate profits.

With uncertainty and mistrust running high, stocks declined steadily throughout the period, interrupted only by a brief mid-summer rally. By the end of the period, most of the major stock indices had fallen 25-30%, reaching levels not seen since 1996.

THE REIT STUFF

REITs also declined during the period but held up much better than the overall market. As investors reassessed their risk tolerance, they flocked to REITs and other defensive sectors as relatively safe, stable places to ride out the storm.
In addition, falling interest rates--the result of strong demand for bonds and a more modest rate of economic growth--made REIT dividend yields more attractive.

However, REITs demonstrated that they are not immune to sluggish economic conditions. An increasing number of companies reported weaker-than-expected profits, leading analysts to cut earnings estimates for the sector. As a result, investor demand began to taper off toward the end of the period.

MARKET PERFORMANCE--GROWTH OF $1.00

For the six months ended September 30, 2002

These indices represent the performance of the broad market, as well as the sector.

                                                                    (continued)

Market Perspective from Phil Davidson

SECTOR SCORECARD

Retail REITs, including shopping malls and outlet centers, were the best performers, posting double-digit gains as a group. Consumer spending has remained one of the few consistent bright spots in the economy, and many retailers are moving forward with plans to open new stores.

Office and apartment REITs are among the most economically sensitive areas in the REIT sector, so they were hurt by rising vacancies. Apartment REITs, in particular, suffered from a toxic dynamic--a lack of job growth limited the number of new renters, while existing renters were lured away to home ownership by record low mortgage rates.

Hotels were the laggards in the REIT sector, falling by about 20% as a group.
Business travel dropped off sharply, putting downward pressure on room rates.

MARKET RETURNS

For the six months ended September 30, 2002
---------------------------------------------------
    S&P 500                             -28.36%
---------------------------------------------------
    Morgan Stanley REIT                  -4.47%
---------------------------------------------------
    Nasdaq Composite                    -36.36%
---------------------------------------------------

Source: Lipper Inc.

These indices represent the performance of the broad market, as well as the sector.

ACRE - Performance

TOTAL RETURNS AS OF SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
                                              ACRE        MORGAN STANLEY
                                                            REIT INDEX
-----------------------------------------------------------------------------
 INVESTOR CLASS (INCEPTION 9/21/95)(1)
-----------------------------------------------------------------------------
   6 months(2)                                -2.36%               -4.47%
-----------------------------------------------------------------------------
   1 Year                                      9.78%                8.56%
-----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------
   3 Years                                    13.99%               13.68%
-----------------------------------------------------------------------------
   5 Years                                     3.44%                3.46%
-----------------------------------------------------------------------------
   Life of Class                              11.76%               10.21%(3)
-----------------------------------------------------------------------------
 ADVISOR CLASS (INCEPTION 10/6/98)
-----------------------------------------------------------------------------
   6 months(2)                                -2.48%               -4.47%
-----------------------------------------------------------------------------
   1 Year                                      9.50%                8.56%
-----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------
   3 Years                                    13.71%               13.68%
-----------------------------------------------------------------------------
   Life of Class                              11.17%                8.44%(4)
-----------------------------------------------------------------------------
 INSTITUTIONAL CLASS (INCEPTION 6/16/97)
-----------------------------------------------------------------------------
   6 months(2)                                -2.26%               -4.47%
-----------------------------------------------------------------------------
   1 Year                                      9.98%                8.56%
-----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------
   3 Years                                    14.25%               13.68%
-----------------------------------------------------------------------------
   5 Years                                     3.69%                3.46%
-----------------------------------------------------------------------------
   Life of Class                               6.67%                5.49%(5)
-----------------------------------------------------------------------------

(1)  The inception date for RREEF Real Estate Securities Fund, ACRE's predecessor. That fund merged with ACRE on 6/13/97 and was first offered to the public on 6/16/97.

(2)  Returns for periods less than one year are not annualized.

(3)  Since 9/30/95, the date nearest the class's inception for which data are available.

(4)  Since 9/30/98, the date nearest the class's inception for which data are available.

(5)  Since 6/30/97, the date nearest the class's inception for which data are available.

See pages 20-24 for information about share classes, the Morgan Stanley REIT
Index, and returns.

                                                                    (continued)

ACRE - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made September 21, 1995

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended September 30

                       1996*    1997      1998      1999     2000     2001     2002
-----------------------------------------------------------------------------------
ACRE                  23.28%   49.58%   -17.62%    -2.94%   21.61%   10.96%   9.78%
-----------------------------------------------------------------------------------
Morgan Stanley REIT   18.27%   40.88%   -14.26%    -5.88%   21.25%   11.62%   8.56%
-----------------------------------------------------------------------------------

* From 9/21/95, the class's inception date. Index data from 9/30/95, the date nearest the class's inception for which data are available. Not annualized.

The graphs and tables on pages 3 and 4 give historical return data for ACRE.
Returns for the Morgan Stanley REIT are provided for comparison. Real Estate's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs and tables on this page are based on Investor Class shares only;
performance for other classes will vary due to differences in fee structures
(see the Total Returns table on the previous page). Past performance does not guarantee future results. None of the graphs and tables reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ACRE - Performance Review

[photo of Scott Blasdell]

A performance summary from Scott Blasdell, portfolio manager on the ACRE investment team.

PERFORMANCE SUMMARY

For the six months ended September 30, 2002, the American Century Real Estate
(ACRE) fund declined slightly, returning -2.36%*. However, the fund outperformed the -4.47% return of the benchmark Morgan Stanley REIT Index, the -4.48% average return of the 156 real estate funds tracked by Lipper Inc., and the -28.36%
return of the S&P 500, a broad stock market measure. (See pages 3 and 4 for additional performance information.)

BUYING INTO RETAILERS

The main reason ACRE outperformed its benchmark and peers was an overweight in retail REITs, which were by far the best performers in the REIT sector. Although our retail overweight was modest, consistent with the way we manage the fund, it was enough to provide a boost to fund performance.

Stock selection in the retail area was also a positive factor. The top two contributors to ACRE's performance were longtime fund overweights that we've written about in the past--General Growth Properties and Chelsea Property Group.

General Growth (+20% during the six-month period), one of the largest and best-managed shopping mall REITs, rebounded smartly after a difficult 2001, thanks to strong earnings and some successful acquisitions. Chelsea (+28%), the dominant owner of factory outlet centers, benefited from healthy internal growth and new development projects overseas. In a slowing economic environment, companies like these with clear growth prospects were well rewarded by the market.

Another fund overweight and strong contributor was the Rouse Company (+6%), a top-ten holding. This is another mall REIT full of promising growth potential, with new developments soon to be completed in Las Vegas and Miami.

GETTING DEFENSIVE

In our last report in March, we mentioned that we were beginning to unwind the defensive position we had

 PORTFOLIO AT A GLANCE
                                                   AS OF 9/30/02
--------------------------------------------------------------------------
Net Assets                                        $176.2 million
--------------------------------------------------------------------------
                                           9/30/02               3/31/02
--------------------------------------------------------------------------
No. of Companies                             50                    44
--------------------------------------------------------------------------
Median REIT FFO* Ratio                       9.1                   9.5
--------------------------------------------------------------------------
Median Market                               $1.3                  $1.6
Capitalization                             billion               billion
--------------------------------------------------------------------------
Weighted Average                            $3.2                  $3.4
Market Capitalization                      billion              billion
--------------------------------------------------------------------------
Portfolio Turnover                         75%(1)                156%(2)
--------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                      1.18%(3)                1.20%
--------------------------------------------------------------------------

*funds from operations

(1) Six months ended 9/30/02.

(2) Year ended 3/31/02.

(3) Annualized.

*All fund returns referenced in this review are for Investor Class shares.

Investment terms are defined in the Glossary on pages 23-25.        (continued)

ACRE - Performance Review

in place for most of 2001, and we were preparing the portfolio for an economic recovery. As it turns out, this change was short-lived--we grew more cautious in the spring as the economy began to fade and quickly shifted back to a defensive stance.

As a result, we reduced the fund's office REIT holdings and expanded our position in industrial REITs. We thought that the market's expectations for rent growth in the office segment were too high, and we were concerned about rapidly rising vacancy rates. In contrast, we thought industrials, which were more stable and had fewer vacancies, did not have the premium they deserved given the uncertain economic environment. This strategy limited the impact of the downturn in office REITs while increasing the positive contribution of our industrial holdings. The latter included one of the fund's largest overweights, Prologis
(+10%).

 TOP TEN HOLDINGS
                                              % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
                                            AS OF              AS OF
                                           9/30/02            3/30/02
------------------------------------------------------------------------
Equity Office
Properties Trust                          6.8%                  7.1%
------------------------------------------------------------------------
Prologis Trust                            5.0%                  5.1%
------------------------------------------------------------------------
Archstone-Smith Trust                     4.9%                  5.9%
------------------------------------------------------------------------
Rouse Company                             4.3%                  4.2%
------------------------------------------------------------------------
General Growth
Properties, Inc.                          4.1%                  4.1%
------------------------------------------------------------------------
Duke Realty Corp.                         3.9%                    -
------------------------------------------------------------------------
United Dominion
Realty Trust, Inc.                        3.6%                  4.1%
------------------------------------------------------------------------
Liberty Property Trust                    3.2%                    -
------------------------------------------------------------------------
Arden Realty, Inc.                        3.0%                  3.2%
------------------------------------------------------------------------
Developers Diversified
Realty Corp.                              2.9%                  2.2%
------------------------------------------------------------------------

We also cut back somewhat on the hotel REITs in the portfolio, focusing on those with the strongest balance sheets. Nonetheless, the fund's hotel REITs were a drag on performance, particularly overweights such as Equity Inns (-19%) and
Innkeepers USA (-28%).

 30-DAY SEC YIELD
                                                               AS OF
                                                              9/30/02
------------------------------------------------------------------------
Investor Class                                                 5.61%
------------------------------------------------------------------------
Advisor Class                                                  5.34%
------------------------------------------------------------------------
Institutional Class                                            5.82%
------------------------------------------------------------------------

BEING SELECTIVE

Another factor contributing to ACRE's outperformance was prudent stock selection in some of the weaker-performing segments of the REIT sector. In particular, we made some good choices among downtrodden apartment REITs.

For example, one of the portfolio's better performers was United Dominion Realty
(+4%), our second-largest apartment holding. We've held an overweight in this
REIT since early 2001, when the company hired a new CEO (with whom we were familiar) and management team. The new team successfully cut costs and did a terrific job of managing what has been an underachieving portfolio of properties. United Dominion was also one of the few apartment REITs that did not cut earnings estimates during the period. Despite its recent outperformance, the stock still trades at a discount relative to other apartment REITs, but we expect that to change in the future.

                                                                    (continued)

ACRE - Performance Review

EXPANDING THE UNIVERSE

During the period we added health care REITs to the portfolio for the first time. Health care REITs were added to the Morgan Stanley REIT Index in July, comprising about 4% of the index, and we now hold a similar-sized position in the portfolio. Health care REITs tend to be less sensitive to economic conditions, and there are more property acquisition opportunities in this area.

The health care segment posted gains during the period, providing a modest boost to fund performance. The fund's biggest overweight among health care REITs was
Ventas (+10%), an owner of nursing homes.

 FUND ALLOCATION
                                              % OF FUND INVESTMENTS
------------------------------------------------------------------------
                                         AS OF                 AS OF
                                        9/30/02               3/30/02
------------------------------------------------------------------------
Office Management                        19.8%                 28.8%
------------------------------------------------------------------------
Multi-Family Residential                 16.9%                 22.9%
------------------------------------------------------------------------
Other(1)                                 15.4%                 12.7%
------------------------------------------------------------------------
Regional Malls                           12.4%                 13.5%
------------------------------------------------------------------------
Neighborhood &  Community Shopping
Centers                                  11.1%                  8.5%
------------------------------------------------------------------------
Industrial                               10.3%                  5.4%
------------------------------------------------------------------------
Diversified Companies                     7.3%                  2.2%
------------------------------------------------------------------------
Hotels                                    6.8%                  6.0%
------------------------------------------------------------------------

(1)        Includes Temporary Cash Investments.

 TYPES OF INVESTMENTS IN PORTFOLIO
                                          AS OF                 AS OF
                                        9/30/2002             3/31/2002
---------------------------------------------------------------------------
Common Stocks                            90.4%                 91.0%
---------------------------------------------------------------------------
Preferred Stocks                          2.0%                    -
---------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    92.4%                 91.0%
---------------------------------------------------------------------------
Temporary
Cash Investments                          7.6%                  9.0%
---------------------------------------------------------------------------

OUTLOOK

Although REITs generally declined during the past six months, real estate values have continued to appreciate. As a result, REITs currently trade at a modest discount to the value of their underlying properties. In addition, the gap between REIT dividend yields and Treasury bond yields is historically wide.
Given these factors, it's hard to say that REITs are overvalued at this point.

However, REIT earnings are likely to be flat to lower in the next 12 months, and we expect the steady deterioration in REIT fundamentals to continue until the economy and job growth get back on track. And if economic conditions remain lackluster for an extended period, we would expect to see more REITs, especially in the hotel and apartment sectors, cut dividend payouts.

Given this mixed outlook, we expect to remain somewhat cautious within the framework of our traditional strengths of diversification and stock selection.

Investment terms are defined in the Glossary on pages 24-26.

ACRE - Schedule of Investments

SEPTEMBER 30, 2002 (UNAUDITED)

Shares                                                                   Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 90.4%

DIVERSIFIED COMPANIES -- 7.3%
--------------------------------------------------------------------------------
                     280,700    Duke Realty Corp.                    $ 6,910,834
--------------------------------------------------------------------------------
                     125,000    Pennsylvania Real Estate
                                Investment Trust                       3,220,000
--------------------------------------------------------------------------------
                      72,900    Vornado Realty Trust                   2,875,905
--------------------------------------------------------------------------------
                                                                      13,006,739
--------------------------------------------------------------------------------
HEALTH CARE -- 4.4%
--------------------------------------------------------------------------------
                     80,900  Health Care Property
                             Investors Inc.                           3,446,340
--------------------------------------------------------------------------------
                      34,300    Healthcare Realty Trust Inc.          1,066,730
--------------------------------------------------------------------------------
                      37,800    Universal Health Realty
                                Income Trust                            980,910
--------------------------------------------------------------------------------
                     186,031    Ventas, Inc.                          2,483,514
--------------------------------------------------------------------------------
                                                                      7,977,494
--------------------------------------------------------------------------------
HOTELS -- 6.8%
--------------------------------------------------------------------------------
                     432,200    Equity Inns Inc.                       2,679,640
--------------------------------------------------------------------------------
                      78,800    FelCor Lodging Trust Inc.              1,011,004
--------------------------------------------------------------------------------
                     156,200    Hospitality Properties Trust           5,173,344
--------------------------------------------------------------------------------
                     189,700    Innkeepers USA Trust                   1,515,703
--------------------------------------------------------------------------------
                     178,800    Six Continents PLC ADR                 1,723,632
--------------------------------------------------------------------------------
                                                                      12,103,323
--------------------------------------------------------------------------------
INDUSTRIAL -- 10.3%
--------------------------------------------------------------------------------
                      99,000    AMB Property Corp.                     2,861,100
--------------------------------------------------------------------------------
                      35,700    First Industrial Realty Trust, Inc.    1,106,343
--------------------------------------------------------------------------------
                     183,400    Liberty Property Trust                 5,685,400
--------------------------------------------------------------------------------
                     356,410    Prologis Trust                         8,878,173
--------------------------------------------------------------------------------
                         600    W.P. Carey & Co. LLC                      14,880
--------------------------------------------------------------------------------
                                                                      18,545,896
--------------------------------------------------------------------------------
MULTI-FAMILY RESIDENTIAL -- 16.9%
--------------------------------------------------------------------------------
                      20,400    Amli Residential Properties Trust        450,432
--------------------------------------------------------------------------------
                     118,500    Apartment Investment and
                                Management Co.                         4,603,725
--------------------------------------------------------------------------------
                     369,030    Archstone-Smith Trust                  8,812,437
--------------------------------------------------------------------------------
                      80,500    Chateau Communities, Inc.              2,126,005
--------------------------------------------------------------------------------
                     205,544    Equity Residential
                                Properties Trust                       4,920,723
--------------------------------------------------------------------------------

                     142,100    Summit Properties Inc.                 2,756,740
--------------------------------------------------------------------------------

                     410,700    United Dominion Realty
                                Trust, Inc.                            6,534,237
--------------------------------------------------------------------------------
                                                                      30,204,299
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------
NEIGHBORHOOD & COMMUNITY  SHOPPING CENTERS -- 11.1%
--------------------------------------------------------------------------------
                      51,100   Commercial Net Lease Realty               823,732
--------------------------------------------------------------------------------
                     236,900   Developers Diversified
                                Realty Corp.                           5,214,169
--------------------------------------------------------------------------------
                     138,200   Federal Realty Investment Trust         3,731,400
--------------------------------------------------------------------------------
                      90,800   Heritage Property
                                Investment Trust                       2,266,368
--------------------------------------------------------------------------------
                     121,850   Kimco Realty Corporation                3,789,535
--------------------------------------------------------------------------------
                      51,300   Mid-Atlantic Realty Trust                 822,339
--------------------------------------------------------------------------------
                      51,400   Realty Income Corporation               1,755,310
--------------------------------------------------------------------------------
                     132,700   Urstadt Biddle Properties Inc.          1,563,206
--------------------------------------------------------------------------------
                                                                      19,966,059
--------------------------------------------------------------------------------
OFFICE MANAGEMENT -- 19.3%
--------------------------------------------------------------------------------
                     227,400   Arden Realty, Inc.                      5,378,010
--------------------------------------------------------------------------------
                      66,500   Boston Properties Inc.                  2,473,800
--------------------------------------------------------------------------------
                     113,300   CarrAmerica Realty Corp.                2,851,761
--------------------------------------------------------------------------------
                     472,148   Equity Office Properties Trust         12,190,861
--------------------------------------------------------------------------------
                     169,900   Highwoods Properties, Inc.              3,975,660
--------------------------------------------------------------------------------
                     129,800   HRPT Properties Trust                   1,070,850
--------------------------------------------------------------------------------
                     123,600   Kilroy Realty Corp.                     2,930,556
--------------------------------------------------------------------------------
                      57,100   Mack-Cali Realty Corp.                  1,834,623
--------------------------------------------------------------------------------
                      16,100   Prentiss Properties Trust                 465,934
--------------------------------------------------------------------------------
                      10,400   Reckson Associates
                                Realty Corporation                       236,808
--------------------------------------------------------------------------------
                      94,400   Trizec Properties, Inc. ADR             1,071,440
--------------------------------------------------------------------------------
                                                                      34,480,303
--------------------------------------------------------------------------------
REGIONAL MALLS -- 12.4%
--------------------------------------------------------------------------------
                      78,800   Chelsea Property Group Inc.             2,659,500
--------------------------------------------------------------------------------
                     141,300   General Growth Properties, Inc.         7,276,950
--------------------------------------------------------------------------------
                      50,100   Mills Corp.                             1,485,966
--------------------------------------------------------------------------------
                     241,900   Rouse Company                           7,728,705
--------------------------------------------------------------------------------
                      67,100   Simon Property Group, Inc.              2,397,483
--------------------------------------------------------------------------------
                      46,450   Taubman Centers Inc.                      660,984
--------------------------------------------------------------------------------
                                                                      22,209,588
--------------------------------------------------------------------------------
STORAGE -- 1.9%
--------------------------------------------------------------------------------
                     109,148   Public Storage, Inc.                   3,481,821
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $155,357,877)                                                   61,975,522
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

ACRE - Schedule of Investments

SEPTEMBER 30, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 2.0%

OFFICE MANAGEMENT -- 0.5%
--------------------------------------------------------------------------------
           31,500  Equity Office Properties Trust,
                   Series G, 7.75%, 7/29/07                 $           789,075
--------------------------------------------------------------------------------
              900  Highwoods Properties Inc.,
                   Series D, 8.00%, 4/23/03                              21,195
--------------------------------------------------------------------------------
                                                                        810,270
--------------------------------------------------------------------------------
STORAGE -- 1.5%
--------------------------------------------------------------------------------
           70,800  Public Storage, Inc.,
                   Series V, 7.50%, 9/30/07                           1,768,230
--------------------------------------------------------------------------------
           12,800  Public Storage, Inc.,
                   Series T, 7.625%, 1/18/07                            322,304
--------------------------------------------------------------------------------
            4,100  Public Storage, Inc.,
                   Series S, 7.875%, 10/31/06                           106,190
--------------------------------------------------------------------------------
           23,100  Public Storage, Inc.,
                   Series R, 8.00%, 9/28/06                             595,518
--------------------------------------------------------------------------------
                                                                      2,792,242
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost $3,575,717)                                                     3,602,512
--------------------------------------------------------------------------------

                                                                        Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 7.6%

Repurchase Agreement,
Bank of America Securities, LLC.,
(U.S. Treasury obligations),
in a joint trading account at 1.81%,
dated 9/30/02, due 10/1/02
(Delivery value $4,900,246)                                          4,900,000
--------------------------------------------------------------------------------
Repurchase Agreement,
Morgan Stanley Group, Inc.,
(U.S. Treasury obligations), in a joint
trading account at 1.82%,
dated 9/30/02, due 10/1/02
(Delivery value $8,800,445)                                          8,800,000
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $13,700,000)                                                  13,700,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $172,633,594)                                               $179,278,034
--------------------------------------------------------------------------------

 NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depository Receipt

See Notes to Financial Statements.

Statement of Assets and Liabilities

SEPTEMBER 30, 2002 (UNAUDITED)

ASSETS
Investment securities, at value (cost of $172,633,594) (Note 7)    $179,278,034
--------------------------------------------------------------------
Receivable for investments sold                                       1,349,963
--------------------------------------------------------------------
Receivable for capital shares sold                                      129,364
--------------------------------------------------------------------
Dividends and interest receivable                                     1,138,484
--------------------------------------------------------------------------------
                                                                    181,895,845
--------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of demand deposit cash                        1,083,917
--------------------------------------------------------------------
Payable for investments purchased                                     4,247,740
--------------------------------------------------------------------
Accrued management fees (Note 2)                                        166,980
--------------------------------------------------------------------
Distribution fees payable (Note 2)                                        4,469
--------------------------------------------------------------------
Service fees payable (Note 2)                                             4,469
--------------------------------------------------------------------
Dividends payable                                                       139,737
--------------------------------------------------------------------------------
                                                                      5,647,312
--------------------------------------------------------------------------------
NET ASSETS                                                         $176,248,533
================================================================================
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                            $188,685,333
-------------------------------------------------------------------
Undistributed net investment income                                     962,337
-------------------------------------------------------------------
Accumulated net realized loss on investment transactions            (20,043,577)
-------------------------------------------------------------------
Net unrealized appreciation on investments (Note 7)                   6,644,440
--------------------------------------------------------------------------------
                                                                   $176,248,533
================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $133,188,419
-------------------------------------------------------------------
Shares outstanding                                                    8,566,012
-------------------------------------------------------------------
Net asset value per share                                                $15.55
--------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                          $21,733,341
-------------------------------------------------------------------
Shares outstanding                                                    1,397,551
-------------------------------------------------------------------
Net asset value per share                                                $15.55
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                          $21,326,773
-------------------------------------------------------------------
Shares outstanding                                                    1,370,466
-------------------------------------------------------------------
Net asset value per share                                                $15.56
--------------------------------------------------------------------------------

See Notes to Financial Statements. See Glossary for a definition of the table.

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED)

INVESTMENT INCOME
INCOME:
-------------------------------------------------------------------
Dividends
                                                                   $  5,072,725
-------------------------------------------------------------------
Interest                                                                 98,092
--------------------------------------------------------------------------------
                                                                      5,170,817
--------------------------------------------------------------------------------

EXPENSES (Note 2):
--------------------------------------------------------------------
Management fees                                                         940,940
--------------------------------------------------------------------
Distribution fees - Advisor Class                                        24,947
--------------------------------------------------------------------
Service fees - Advisor Class                                             24,947
--------------------------------------------------------------------
Directors' fees and expenses                                              1,153
--------------------------------------------------------------------------------
                                                                        991,987
--------------------------------------------------------------------------------

Net investment income                                                 4,178,830
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investment transactions (Note 3)                 2,120,717
Change in net unrealized appreciation on investments (Note 7)       (11,726,577)
--------------------------------------------------------------------------------

Net realized and unrealized loss                                     (9,605,860)
--------------------------------------------------------------------------------

Net Decrease in Net Assets Resulting from Operations               $ (5,427,030)
================================================================================

See Notes to Financial Statements. See Glossary for a definition of the table.

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED) AND YEAR ENDED MARCH 31, 2002

INCREASE IN NET ASSETS                           SEPTEMBER 30,         MARCH 31,
                                                     2002                2002
================================================================================
OPERATIONS
Net investment income                           $   4,178,830      $   5,854,807
-----------------------------------------------
Net realized gain                                   2,120,717          4,137,647
-----------------------------------------------
Change in net unrealized appreciation             (11,726,577)        10,465,945
--------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations                   (5,427,030)        20,458,399
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
------------------------------------------------
  Investor Class                                   (2,499,472)        (3,378,948)
-------------------------------------------------
  Advisor Class                                      (367,061)          (442,585)
-------------------------------------------------
  Institutional Class                                (406,579)          (545,199)
--------------------------------------------------------------------------------
Decrease in net assets from distributions          (3,273,112)        (4,366,732)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase in net assets
from capital share transactions                    44,286,118         28,359,185
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                         35,585,976         44,450,852
NET ASSETS
Beginning of period                               140,662,557         96,211,705
--------------------------------------------------------------------------------

End of period                                    $176,248,533       $140,662,557
================================================================================

Undistributed net investment income                  $962,337            $56,619
================================================================================

See Notes to Financial Statements. See Glossary for a definition of the table.

Notes to Financial Statements

SEPTEMBER 30, 2002 (UNAUDITED)

 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund is non-diversified under the
1940 Act. The fund's investment objective is long-term capital appreciation with income as a secondary objective. The fund seeks to achieve its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry. There are certain additional risks involved with investing in the fund as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: changes in economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk. The following significant accounting policies are in accordance with accounting principles generally accepted in the
United States of America. These policies may require the use of estimates by fund management.

MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The
share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

                                                                    (continued)

Notes to Financial Statements

SEPTEMBER 30, 2002 (UNAUDITED)

 2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The effective annual management fee for the six months ended September 30, 2002 was 1.18%, 0.93%, and
0.98% for the Investor, Advisor, and Institutional Classes, respectively. The annual management fee schedule for each class of Real Estate is as follows:

                                INVESTOR          ADVISOR         INSTITUTIONAL
                                  CLASS            CLASS              CLASS
--------------------------------------------------------------------------------
FUND AVERAGE NET ASSETS
--------------------------------------------------------------------------------
First $100,000,000                1.20%             0.95%              1.00%
--------------------------------------------------------------------------------
Over $100,000,000                 1.15%             0.90%              0.95%
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly in arrears based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the six months ended
September 30, 2002, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

ACIM has entered into a Subadvisory Agreement with J.P. Morgan Investment
Management, Inc. (JPMIM) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of
Directors. ACIM pays all costs associated with retaining JPMIM as the subadvisor of the fund.

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in ACC. During the six months ended September 30, 2002, the fund invested in a money market fund for temporary purposes, which was managed by
JPMIM. The fund has a bank line of credit agreement with JPM (See Note 6).

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2002, were $160,644,292 and $115,923,257, respectively.

                                                                    (continued)

Notes to Financial Statements

SEPTEMBER 30, 2002 (UNAUDITED)

 4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                                                          SHARES       AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
Shares Authorized                                      50,000,000
====================================================================
SIX MONTHS ENDED SEPTEMBER 30, 2002
-------------------------------------------------------
Sold                                                    4,841,240   $78,802,050
-------------------------------------------------------
Issued in reinvestment of distributions                   138,075     2,235,193
-------------------------------------------------------
Redeemed                                               (3,048,930)  (48,807,661
--------------------------------------------------------------------------------
Net increase                                            1,930,385   $32,229,582
================================================================================
YEAR ENDED MARCH 31, 2002
-------------------------------------------------------
Sold                                                    5,162,838   $78,103,768
-------------------------------------------------------
Issued in reinvestment of distributions                   205,999     3,111,215
-------------------------------------------------------
Redeemed                                               (4,074,129)  (60,735,695
--------------------------------------------------------------------------------
Net increase                                            1,294,708   $20,479,288
================================================================================
ADVISOR CLASS
--------------------------------------------------------------------------------
Shares Authorized                                      12,500,000
====================================================================
SIX MONTHS ENDED SEPTEMBER 30, 2002
---------------------------------------------------------
Sold                                                      569,298    $9,197,511
---------------------------------------------------------
Issued in reinvestment of distributions                    22,349       361,408
---------------------------------------------------------
Redeemed                                                 (227,445)   (3,590,129)
--------------------------------------------------------------------------------
Net increase                                              364,202    $5,968,790
================================================================================
YEAR ENDED MARCH 31, 2002
---------------------------------------------------------
Sold                                                      634,818    $9,558,522
---------------------------------------------------------
Issued in reinvestment of distributions                    28,465       430,179
---------------------------------------------------------
Redeemed                                                 (275,969)   (4,118,071)
--------------------------------------------------------------------------------

Net increase                                              387,314    $5,870,630
================================================================================
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
Shares Authorized                                      12,500,000
====================================================================
SIX MONTHS ENDED SEPTEMBER 30, 2002
---------------------------------------------------------
Sold                                                      767,691   $12,533,024
---------------------------------------------------------
Issued in reinvestment of distributions                    25,123       406,579
---------------------------------------------------------
Redeemed                                                 (427,029)   (6,851,857)
--------------------------------------------------------------------------------
Net increase                                              365,785    $6,087,746
================================================================================
YEAR ENDED MARCH 31, 2002
---------------------------------------------------------
Sold                                                      654,076   $9,916,640
---------------------------------------------------------
Issued in reinvestment of distributions                    36,028      545,199
---------------------------------------------------------
Redeemed                                                 (569,702)  (8,452,572)
--------------------------------------------------------------------------------
Net increase                                              120,402   $2,009,267
================================================================================

                                                                    (continued)

Notes to Financial Statements

SEPTEMBER 30, 2002 (UNAUDITED)

 5. AFFILIATED COMPANY TRANSACTIONS

An affiliated company represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the 1940
Act.

A summary of transactions for each issuer which is or was an affiliate at or during the six months ended September 30, 2002, follows:

                         SHARE BALANCE    PURCHASE         SALES        REALIZED    DIVIDEND         SEPTEMBER 30, 2002
FUND/ISSUER                 3/31/02         COST           COST           GAIN       INCOME     SHARE BALANCE  MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------
ACRE
------------------------------------------------------------------------------------------------------------------------------
Streettracks Wilshire
REIT Index Fund(1)             --        $1,104,054      $1,104,054       $82         --             --              --
==============================================================================================================================

(1) Issuer was not an affiliate at September 30, 2002.

 6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended September 30, 2002.

 7. FEDERAL TAX INFORMATION

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

As of September 30, 2002, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments                                   $173,241,401
================================================================================
Gross tax appreciation of investments                              $10,235,639
------------------------------------------------------------------
Gross tax depreciation of investments                               (4,199,006)
--------------------------------------------------------------------------------
Net tax appreciation of investments                                 $6,036,633
================================================================================

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Following are the capital loss carryovers and capital loss deferral amounts at
March 31, 2002:

Accumulated capital losses                      $21,556,490

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2007 through 2009.

ACRE - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
------------------------------------------------------------------------------------------------------------
                                                         INVESTOR CLASS
------------------------------------------------------------------------------------------------------------
                            2002(1)    2002       2001        2000        1999      1998(2)    1997
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
Net Asset Value,
Beginning of Period        $16.22    $14.00     $11.74      $12.10      $16.12      $16.06    $12.29
-----------------------------------------------------------------------------------------------------------
Income From
Investment Operations
---------------------------
  Net Investment Income(3)   0.41      0.78       0.71        0.74        0.73        0.25      0.67
---------------------------
  Net Realized and
  Unrealized Gain (Loss)    (0.78)     2.00       2.14       (0.41)      (4.09)       0.26      4.13
-----------------------------------------------------------------------------------------------------------
  Total From
  Investment Operations     (0.37)     2.78       2.85        0.33       (3.36)       0.51      4.80
-----------------------------------------------------------------------------------------------------------
Distributions
---------------------------
  From Net
  Investment Income         (0.30)    (0.56)     (0.59)      (0.69)      (0.54)      (0.18)    (0.48)
---------------------------
  From Net Realized Gains     -         -          -           -         (0.12)      (0.27)    (0.55)
-----------------------------------------------------------------------------------------------------------
  Total Distributions       (0.30)    (0.56)     (0.59)      (0.69)      (0.66)      (0.45)    (1.03)
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period              $15.55    $16.22     $14.00      $11.74      $12.10      $16.12     $16.06
===========================================================================================================
  TOTAL RETURN(4)           (2.36)%   20.23%     24.57%       2.87%     (21.04)%      3.26%    40.69%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                  1.18%(5)   1.20%      1.19%       1.20%        1.20%    1.15%(5)    1.17%
---------------------------
Ratio of Operating
Expenses to Average
Net Assets
(before expense waivers
and reimbursements)(6)      1.18%(5)   1.20%      1.19%       1.20%        1.20%    1.20%(5)    1.82%
---------------------------
Ratio of Net Investment
Income to Average
Net Assets                  5.01%(5)   5.18%      5.32%       5.95%        5.41%    3.75%(5)    4.48%
---------------------------
Ratio of Net Investment
Income to Average
Net Assets
(before expense waivers
and reimbursements)(6)      5.01%(5)    5.18%       5.32%      5.95%      5.41%    3.70%(5)      3.84%
---------------------------
Portfolio Turnover Rate         75%      156%        242%       102%        66%        28%         69%
---------------------------
Net Assets, End of Period
(in thousands)             $133,188   $107,599    $74,776    $73,812   $110,285   $135,922     $76,932
-----------------------------------------------------------------------------------------------------------

(1)  Six months ended September 30, 2002 (unaudited).

(2)  The period ended March 31, 1998 represents a five month  reporting  period.
     The fund's  fiscal year end was changed  from October 31 to March 31 during the period.  Periods prior to 1998 are based on a fiscal year ended October
     31.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return  assumes  reinvestment  of net  investment  income and capital gains  distributions,  if any. Total returns for periods less than one year are not  annualized.  The total  return of the  classes  may not  precisely reflect the class expense  differences because of the impact of calculating the net asset  values to two  decimal  places.  If net  asset  values  were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance  with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  During a  portion  of the  period  ended  October  31,  1997,  the  manager voluntarily  agreed  to waive  its  management  fee and  reimburse  certain expenses incurred by the class.  Also, prior to the unified  management fee structure,  effective July 13, 1997, the custodian  offset part of its fees for balance  credits  given to the fund.  During the period ended March 31,
     1998,  a portion  of the  subadvisory  fee,  which is paid for  subadvisory services, was waived.

See Notes to Financial Statements. See Glossary for a definition of the table.

ACRE - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
----------------------------------------------------------------------------------------
                                                           ADVISOR CLASS
----------------------------------------------------------------------------------------
                                     2002(1)      2002      2001      2000      1999(2)
----------------------------------------------------------------------------------------
PER-SHARE DATA

Net Asset Value,
Beginning of Period                  $16.22      $14.00    $11.74    $12.10      $12.22
-----------------------------------------------------------------------------------------
Income From
Investment Operations
-----------------------------------
  Net Investment Income(3)             0.39        0.74      0.68      0.75        0.43
-------------------------------------
  Net Realized and
Unrealized Gain (Loss)                (0.78)       2.00      2.14     (0.45)      (0.15)
-----------------------------------------------------------------------------------------
  Total From Investment Operations    (0.39)       2.74      2.82      0.30        0.28
-----------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income          (0.28)      (0.52)    (0.56)    (0.66)     (0.28)
-------------------------------------
  From Net Realized Gains                -           -         -         -       (0.12)
-----------------------------------------------------------------------------------------
  Total Distributions                 (0.28)      (0.52)    (0.56)    (0.66)     (0.40)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period       $15.55      $16.22    $14.00    $11.74     $12.10
=========================================================================================
  TOTAL RETURN(4)                     (2.48)%     19.93%    24.28%     2.62%      2.25%
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating
Expenses to Average Net Assets        1.43%(5)     1.45%     1.44%     1.45%    1.45%(5)
-------------------------------------
Ratio of Net Investment
Income to Average Net Assets         4.76%(5)      4.93%     5.07%     5.70%    5.16%(5)
-------------------------------------
Portfolio Turnover Rate                  75%        156%      242%      102%      66%(6)
-------------------------------------
Net Assets,
End of Period (in thousands)         $21,733     $16,759    $9,046    $5,353       $449
-----------------------------------------------------------------------------------------

(1)  Six months ended September 30, 2002 (unaudited).

(2)  October 6, 1998 (commencement of sale) through March 31, 1999.

(3)  Computed using averages shares outstanding throughout the period.

(4)  Total return  assumes  reinvestment  of net  investment  income and capital gains  distributions,  if any. Total returns for periods less than one year are not  annualized.  The total  return of the  classes  may not  precisely reflect the class expense  differences because of the impact of calculating the net asset  values to two  decimal  places.  If net  asset  values  were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance  with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level.  Percentage indicated
     was calculated for the year ended March 31, 1999.

See Notes to Financial Statements. See Glossary for a definition of the table.

ACRE - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
------------------------------------------------------------------------------------------------------
                                                           INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------
                            2002(1)    2002       2001      2000       1999    1998(2)   1997(3)
====================================================================================================
PER-SHARE DATA
Net Asset Value,
Beginning of Period        $16.23     $14.01     $11.75    $12.11     $16.12   $16.06     $14.24
----------------------------------------------------------------------------------------------------
Income From
Investment Operations
---------------------------
  Net Investment Income(4)   0.42       0.80       0.73      0.75       0.78     0.26       0.28
---------------------------
  Net Realized and
  Unrealized Gain (Loss)    (0.78)      2.01       2.15     (0.38)     (4.09)    0.26       1.63
----------------------------------------------------------------------------------------------------
  Total From
  Investment Operations     (0.36)      2.81       2.88      0.37      (3.31)    0.52       1.91
----------------------------------------------------------------------------------------------------
Distributions
---------------------------
  From Net
  Investment Income         (0.31)     (0.59)     (0.62)    (0.73)     (0.58)   (0.19)    (0.09)
---------------------------
  From Net Realized Gains     -          -          -          -       (0.12)   (0.27)       -
----------------------------------------------------------------------------------------------------
  Total Distributions       (0.31)     (0.59)     (0.62)    (0.73)     (0.70)   (0.46)    (0.09)
----------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period              $15.56     $16.23     $14.01    $11.75     $12.11   $16.12    $16.06
----------------------------------------------------------------------------------------------------
  TOTAL RETURN(5)           (2.26)%    20.45%     24.80%     3.18%    (20.77)%   3.32%    13.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                 0.98%(6)     1.00%      0.99%     1.00%      1.00%    0.95%(6)   1.00%(6)
---------------------------
Ratio of Operating
Expenses to Average Net
Assets (before expense
waivers and
reimbursements)(7)         0.98%(6)     1.00%      0.99%     1.00%       1.00%   1.00%(6)   1.00%(6)
---------------------------
Ratio of Net Investment
Income to Average
Net Assets                 5.21%(6)     5.38%      5.52%     6.15%       5.61%   4.00%(6)   4.85%(6)
---------------------------
Ratio of Net Investment
Income to Average Net
Assets (before expense
waivers and
reimbursements)(7)         5.21%(6)      5.38%      5.52%    6.15%       5.61%     3.95%(6)  4.85%(6)
---------------------------
Portfolio Turnover Rate        75%        156%       242%     102%         66%         28%     69%(8)
---------------------------
Net Assets, End of
Period (in thousands)      $21,327     $16,305    $12,390  $15,457     $26,315     $14,795   $13,365
------------------------------------------------------------------------------------------------------------

(1)  Six months ended September 30, 2002 (unaudited).

(2)  The period ended March 31, 1998 represents a five month  reporting  period.
     The fund's  fiscal year end was changed  from October 31 to March 31 during the period.  Periods prior to 1998 are based on a fiscal year ended October
     31.

(3)  June 16, 1997 (commencement of sale) through October 31, 1997.

(4)  Computed using average shares outstanding throughout the period.

(5)  Total return  assumes  reinvestment  of net  investment  income and capital gains  distributions,  if any. Total returns for periods less than one year are not  annualized.  The total  return of the  classes  may not  precisely reflect the class expense  differences because of the impact of calculating the net asset  values to two  decimal  places.  If net  asset  values  were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance  with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6)  Annualized.

(7)  During the period ended March 31, 1998, a portion of the  subadvisory  fee, which is paid for subadvisory services, was waived.

(8)  Portfolio  turnover is calculated at the fund level.  Percentage  indicated
     was calculated for the year ended October 31, 1997.

See Notes to Financial Statements. See Glossary for a definition of the table.

Share Class Information

Three classes of shares are authorized for sale by the fund(s): Investor Class,
Advisor Class, and Institutional Class.

INVESTOR CLASS shares are available for purchase directly from American Century without any commissions or other fees. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

Retirement Account Information

As required by law, any distributions you receive from an IRA and certain 403(b)
distributions [not eligible for rollover to an IRA or to another qualified plan]
are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you do not want us to withhold on this amount, you must notify us not to withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

Background Information

 PORTFOLIO MANAGER
 ACRE
-------------------------------------------------------------------------------
    Scott Blasdell
-------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

American Century offers more than a dozen growth funds, including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own companies whose earnings and revenues are growing at an accelerating rate.
Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

In addition to these principles, each fund has its own investment policies.

AMERICAN CENTURY REAL ESTATE (ACRE) FUND'S primary investment objective is long-term capital appreciation, with income as a secondary objective.

ACRE typically invests at least 80% of its assets in the equity securities of real estate investment trusts (REITs) and other companies engaged in the real estate industry. The fund's management team evaluates potential investments based on cash flow, property types, and exposure to growing property markets.

Real estate investing involves inherent risks, including interest rate fluctuations, credit risk, and the impact of changing economic conditions. In addition, by focusing on a specific market sector, the fund may experience greater volatility than do funds with a broader investment strategy. The fund is not intended to serve as a complete investment program by itself.

COMPARATIVE INDICES

The following indices are used in the report as fund performance comparisons.
They are not investment products available for purchase.

The S&P 500 INDEX is a capitalization-weighted index of 500 widely traded stocks. Created by Standard & Poor's, it is considered to represent the performance of the stock market in general.

The MORGAN STANLEY REIT Index is a market capitalization-weighted, total-return index of real estate investment trusts (REITs) that meet certain liquidity requirements. The index was designed to track the total-return performance of a broad group of REIT stocks, assuming dividend reinvestment in the index on the ex-dividend date.

The NASDAQ COMPOSITE is a market capitalization price-only index that reflects the aggregate performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and
American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

Glossary

AVERAGE ANNUAL RETURNS--the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial Highlights" on pages 17-19.

BLUE CHIP STOCKS--stocks of the most established companies in American industry.
They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

GROWTH STOCKS--stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high
P/E ratios. Examples can include the stocks of high-tech and health care companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) more than
$8.1 billion. This is Lipper's market capitalization breakpoint as of September
30, 2002 although it may be subject to change based on market fluctuations. The
Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) between $1.8 billion and $8.1 billion. This is Lipper's market capitalization breakpoint as of September 30, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

NUMBER OF HOLDINGS--the number of securities, excluding temporary investments, held by a fund on a given date.

PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

Glossary

PRICE/BOOK RATIO--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)
When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) less than
$1.8 billion. This is Lipper's market capitalization breakpoint as of September
30, 2002 although it may be subject to change based on market fluctuations. The
S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

WEIGHTED AVERAGE MARKET CAPITALIZATION--average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

Each fund's investment objective is stated in its prospectus. The objective typically falls within the following broad categories:

CAPITAL PRESERVATION--taxable and tax-free money market funds for relative stability of principal and liquidity.

INCOME-- taxable and tax-free bond funds that can provide current income.  They generally offer lower volatility levels than stock funds.

GROWTH & INCOME--funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

GROWTH--funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

                                                                    (continued)

Glossary

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

MODERATE--these funds generally provide moderate return potential with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and/or interest income, fees and expenses, and investment gains or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of Operations)
, income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

Notes

[inside back cover]

                             AMERICAN CENTURY FUNDS

--------------------------------------------------------------------------------
                                     GROWTH
--------------------------------------------------------------------------------
AGGRESSIVE RISK

    DOMESTIC EQUITY                        INTERNATIONAL
    Veedot(reg.sm)                         Emerging Markets
    New Opportunities                      International Opportunities
    New Opportunities II                   International Discovery**
    Giftrust(reg.sm)                       International Growth
    Vista                                  Global Growth
    Heritage
    Growth                                 SPECIALTY
    Ultra(reg.sm)                          Technology
    Select                                 Life Sciences

--------------------------------------------------------------------------------
                               GROWTH AND INCOME
--------------------------------------------------------------------------------

MODERATE RISK

    ASSET ALLOCATION                       DOMESTIC EQUITY
    Balanced                               Equity Growth
    Strategic Allocation: Aggressive       Equity Index
    Strategic Allocation: Moderate         Large Company Value
    Strategic Allocation: Conservative     Tax-Managed Value
                                           Income & Growth
    SPECIALTY                              Value
    Global Gold                            Equity Income
    Global Natural Resources**
    Real Estate
    Utilities

AGGRESSIVE RISK

    DOMESTIC EQUITY
    Small Cap Quantitative
    Small Cap Value**

--------------------------------------------------------------------------------
                                     INCOME
--------------------------------------------------------------------------------

CONSERVATIVE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Ginnie Mae                             CA Intermediate-Term Tax-Free
    Inflation-Adjusted Bond                AZ Municipal Bond
    Short-Term Government                  FL Municipal Bond
                                           Tax-Free Bond
                                           CA Limited-Term Tax-Free

MODERATE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Government Bond                        CA Long-Term Tax-Free
    Target 2005*
    Diversified Bond

AGGRESSIVE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Target 2030*                           CA High-Yield Municipal
    Target 2025*                           High-Yield Municipal
    Target 2020*
    Target 2015*
    Target 2010*
    High-Yield
    International Bond

--------------------------------------------------------------------------------
                              CAPITAL PRESERVATION
--------------------------------------------------------------------------------

CONSERVATIVE RISK

    TAXABLE MONEY MARKETS                  TAX-FREE MONEY MARKETS
    Prime Money Market                     FL Municipal Money Market
    Government Agency Money Market         CA Tax-Free Money Market
    Capital Preservation                   Tax-Free Money Market
    Premium Money Market

The investment objective may be based on the fund's objective, as stated in its prospectus, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus, which contains important information including charges and expenses. You should read the prospectus carefully before you invest or send money.

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

American Century Capital Portfolios, Inc.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

0211                           American Century Investment Services, Inc.
SH-SAN-31511N                  (c)2002 American Century Services Corporation

[front cover]

September 30, 2002

American Century
Semiannual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of covered bridge]

Equity Index

[american century logo and text logo (reg. sm)]

[inside front cover]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.

Our Message to You

JAMES E. STOWERS III WITH JAMES E. STOWERS, JR.

Change is a reality for every business, but American Century's more than  40 years of investment management experience speaks to our ability to evolve as conditions warrant. This fall, we made several changes to our senior management structure.

Mark Mallon was named chief investment officer (CIO) of American Century
Investment Management, Inc. (ACIM), our investment management subsidiary. In his new role, Mark oversees more than 160 investment professionals who are managing approximately $75 billion in our International, U.S. Growth, Value, Quantitative
Equity, and Fixed Income portfolios. He continues to co-manage our Large Company
Value and Tax-Managed Value funds. Mark replaces Randy Merk, who left the firm in August.

Mark's top priority was to name successor CIOs for the two disciplines he previously managed. His appointments of Phil Davidson as CIO for Value Equity and John Schniedwind as CIO for Quantitative Equity recognize the significance of these disciplines. Phil, a chief architect of our value strategy, has two decades of investment experience. He remains a senior portfolio manager on our
Value and Equity Income funds. John, a 20-year American Century veteran, has been a leader in our Quantitative Equity group since its inception. He continues to co-manage our Income & Growth fund.

After spending the past two years researching and developing sophisticated investment management technologies, Jim Stowers III returns to the position of
CIO for U.S. Growth while retaining his roles on the Ultra and Veedot investment teams. For more than two decades, Jim has been a guiding force behind  our earnings acceleration investment approach. He succeeds C. Kim Goodwin, who resigned in September.

Lastly, Bill Lyons, president and CEO of American Century Companies, takes on additional responsibilities as president of ACIM. Bill's assumption of the executive duties in ACIM allows our investment professionals to remain sharply focused on portfolio management.

We have built a legacy of investment management excellence, and we intend to keep it going through these  challenging times. With our new team in place, you can be assured  that American Century will continue its intense commitment to producing the best possible returns for you.

Sincerely,

/s/James E. Stowers, Jr.                     /s/James E. Stowers III
FOUNDER AND CHAIRMAN                         CO-CHAIRMAN OF THE BOARD

                        "THE BEST IS YET TO BE(reg.sm)"

EQUITY INDEX

FINANCIAL STATEMENTS

OTHER INFORMATION
Share Class Information ...................................................   22
Retirement Account Information ............................................   23
Background Information

Equity Index - Performance

 TOTAL RETURNS AS OF SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                      EQUITY INDEX              S&P 500
--------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 2/26/99)
--------------------------------------------------------------------------------
   6 months(1)                          -28.37%                 -28.36%
--------------------------------------------------------------------------------
   1 Year                               -20.61%                 -20.49%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   3 Years                              -13.23%                 -12.89%
--------------------------------------------------------------------------------
   Life of Class                        -10.20%                  -9.84%(2)
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS (INCEPTION 2/26/99)
--------------------------------------------------------------------------------
   6 months(1)                          -28.29%                 -28.36%
--------------------------------------------------------------------------------
   1 Year                               -20.63%                 -20.49%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   3 Years                              -13.06%                 -12.89%
--------------------------------------------------------------------------------
   Life of Class                        -10.02%                  -9.84%(2)
--------------------------------------------------------------------------------

(1)  Returns for periods less than one year are not annualized.

(2)  From  2/28/99,  the date  nearest the class's  inception  for which data is available.

See pages 22-27 for information about share classes, S&P 500, and returns.

                                                                         ------
                                                                         1

Equity Index - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS
$10,000 investment made February 26, 1999

ONE-YEAR RETURNS OVER LIFE OF CLASS
Periods ended September 30
-------------------------------------------------------------------------------
                     1999*            2000             2001            2002
--------------------------------------------------------------------------------
Equity Index         4.02%           12.54%          -26.89%         -20.61%
--------------------------------------------------------------------------------
S&P 500              4.38%           13.28%          -26.63%         -20.49%
--------------------------------------------------------------------------------

* From 2/26/99, the class's inception date. Index data from 2/28/99, the date nearest the class's inception for which data are available. Not annualized.

The graphs and tables on pages 1 and 2 give historical return data for Equity
Index. Returns for the S&P 500 are provided for comparison. Equity Index's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs and tables on this page are based on Investor Class shares only;
performance for other classes will vary due to differences in fee structures
(see the Total Returns table on the previous page). Past performance does not guarantee future results. None of the graphs and tables reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
     2

Equity Index - Performance Review

A PERFORMANCE SUMMARY FROM BARCLAYS GLOBAL FUND ADVISORS, THE SUBADVISOR FOR
THE EQUITY INDEX FUND.

Amid one of the worst six-month periods in the history of the U.S. stock market,
Equity Index posted a decline of 28.37%*, in line with the 28.36% decrease by the S&P 500, the index the portfolio is designed to track. The portfolio's results typically trail the index by a narrow margin due to costs associated with the fund's operations, such as management fees, which are deducted from assets.

A VOLATILE PERIOD

There were hopes that the period would get off to a good start. Although the market basically finished flat for the first quarter, positive manufacturing and employment reports, coupled with statistics showing that the 2001 recession was one of the mildest ever, appeared to set the stage for a rebound. Instead, the
S&P 500 Index dropped in 10 of the second quarter's 13 weeks as investors were bombarded with first-quarter earnings disappointments in April and terrorism threats and global instability in May. Add to that a growing parade of investigations into corporate accounting chicanery, and June 2002 became the second-worst June ever for the S&P 500, which fell 7.3% in that month alone.

The third quarter began with about two-thirds of the S&P 500 companies reporting better-than-expected earnings. But the steady drumbeat of accounting malfeasance allegations drowned out confidence in those numbers. Before the end of July, four major indices -- the S&P 500, Dow Jones Industrial Average, Russell 1000
and Wilshire 5000 -- slumped to five-year lows. The S&P 500 recovered slightly in August, but about $3 billion left the market during the month -- the first time in 14 years that the stock market lost investors while the index was increasing.

By October 1, more than half of the 1,200 companies that issued guidance for the third quarter reported that they would fall short of earlier estimates. That, plus increased anxiety about the Middle East, almost pulled the  S&P 500 down to new five-year lows. As it was, the S&P 500's 17% decline for the third quarter represented its worst quarterly showing since the final three months of
1987.

When we closed our six-month books, following the two worst consecutive quarters for the S&P 500 since 1974, none of the index's 55 industry groups were in the black. As a result, almost 99% of the more than 9,000 equity funds tracked by
Lipper Inc. lost ground during the period.

===============================================================================
PORTFOLIO AT A GLANCE
===============================================================================
                                                   AS OF 9/30/02
-------------------------------------------------------------------------------
Net Assets                                        $379.8 million
-------------------------------------------------------------------------------
                                           9/30/02               3/31/02
-------------------------------------------------------------------------------
No. of Holdings                              500                   500
-------------------------------------------------------------------------------
P/E Ratio                                   24.4                  32.0
-------------------------------------------------------------------------------
Median Market                               $6.3                  $8.6
Capitalization                             billion               billion
-------------------------------------------------------------------------------
Weighted Average                            $70.3                $100.4
Market Capitalization                      billion              billion
-------------------------------------------------------------------------------
Portfolio Turnover                         12%(1)                 4%(2)
-------------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                     0.49%(3)                0.49%
-------------------------------------------------------------------------------

(1)  For the six months ended September 30, 2002.

(2)  For the year ended March 31, 2002.

(3)  Annualized.

*All fund returns referenced in this review are for Investor Class shares.

Investment terms are defined in the Glossary on pages 26-28.        (continued)

                                                                         ------
                                                                         3

Equity Index - Performance Review

FINANCIAL AND TECHNOLOGY STOCKS LEAD THE DECLINE

The slumping stock market crippled financial stocks, which represent the S&P
500's largest sector concentration and account for almost one-fourth of the index. As stocks slid, so did revenues for asset managers, as well as the value of assets held by banks and insurers. The nation's largest financial companies struggled with a continuing slowdown in investment banking, rising defaults and questions of credit quality.

The market's volatility made cautious CEOs even more reluctant to increase capital expenditures, delaying purchases of computer hardware, software and network equipment and services.  That made the technology group, the index's second-largest sector concentration, its largest detractor during the period.
Weak corporate spending also hurt commercial services and industrial companies.

Consumer services suffered as well, though there were some signs of hope.
Television and radio advertising has grown from 2001 levels, mainly due to increased car commercials and elec-

================================================================================
 TOP FIVE INDUSTRIES
                                              % OF FUND INVESTMENTS
================================================================================
                                          AS OF                 AS OF
================================================================================
                                         9/30/02               3/31/02
--------------------------------------------------------------------------------
Drugs                                     9.9%                 10.5%
--------------------------------------------------------------------------------
Banks                                     9.5%                  9.1%
--------------------------------------------------------------------------------
Financial Services                        6.1%                  6.9%
--------------------------------------------------------------------------------
Energy Reserves
& Production                              5.0%                  6.1%
--------------------------------------------------------------------------------
Computer Software                         4.3%                  4.8%
--------------------------------------------------------------------------------

tion-year spending. But newspapers have suffered, hit by the decline in telecom and financial advertising, as well as the shrinking job market, which has decreased help-wanted ads. Business travel has failed to rebound fully from the
2001 terrorist attacks aftermath, and that has depressed airlines, restaurants and hotels.

===============================================================================
 TYPES OF INVESTMENTS IN PORTFOLIO
===============================================================================
                                          AS OF                 AS OF
===============================================================================
                                         9/30/02               3/31/02
-------------------------------------------------------------------------------
U.S. Common Stocks
& Futures                                99.4%                 97.8%
-------------------------------------------------------------------------------
Foreign Stocks                            0.2%                  2.0%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    99.6%                 99.8%
-------------------------------------------------------------------------------
Temporary
Cash Investments                          0.4%                  0.2%
-------------------------------------------------------------------------------

CONSUMERS BEGIN TO RETREAT

Despite the tepid rate of capital expenditures, steady consumer spending helped the economy maintain a moderate pace. But when consumer confidence declined amid rising unemployment and war worries, investors feared that households would begin postponing purchases. That bode poorly for retailers and companies that manufacture products that depend on discretionary consumer spending. Investors worried that automakers' profit margins would shrink due to costly incentives, such as zero-percent financing, and reduced forecasts for 2003. Consumer durables, which enjoyed a slight boost after the 2001 terrorist attacks convinced many to cancel vacations and spend money around the house, retreated as well.

                                                                    (continued)

------
     4

Equity Index - Performance Review

Under uncertain conditions, investors frequently gravitate toward companies such as food and beverage producers whose demand is less affected by swings in the economy. While these non-cyclical companies held up better than the broad market, they still declined during the later stages of the period, when investors abandoned stocks in favor of government bonds.

Health care issues are traditionally another destination for investors in search of steady revenue streams despite wavering economic conditions. But concerns about patent expirations and a slowdown in the product pipeline hurt pharmaceutical stocks, one of the largest industry groups in the index.

War anxiety pushed crude oil above $30 a barrel, but weak retail demand limited how much of the higher prices could be passed on to consumers at the pump. This led to contracting refinery margins and lower profits at oil companies.

Utility stocks also fell back. Power generators and energy traders saw profit margins threatened by low wholesale energy prices and a trading market that hasn't recovered from the collapse of Enron Corp. in 2001.

THE ECONOMY WAS LESS VOLATILE THAN THE MARKET

Fortunately, the volatility of the market during this period was not matched by the economy, which the Federal Reserve said in September was displaying moderate aggregate growth and improving productivity.  Corporate earnings are recovering as well, though not as rapidly as hoped. If these trends continue, they could help the market sustain positive returns. However, these trends could be restrained by concerns about terrorism, war and corporate governance irregularities, and that could put new pressure on stock prices.

===============================================================================
TOP TEN HOLDINGS
                                              % OF FUND INVESTMENTS
===============================================================================
                                          AS OF                 AS OF
===============================================================================
                                         9/30/02               3/31/02
-------------------------------------------------------------------------------
General Electric Co.                      3.1%                  3.5%
-------------------------------------------------------------------------------
Microsoft Corp.                           3.0%                  3.1%
-------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                     2.8%                  2.6%
-------------------------------------------------------------------------------
Exxon Mobil Corp.                         2.7%                  2.8%
-------------------------------------------------------------------------------
Pfizer, Inc.                              2.3%                  2.3%
-------------------------------------------------------------------------------
Johnson & Johnson                         2.0%                  1.9%
-------------------------------------------------------------------------------
Citigroup Inc.                            1.9%                  2.4%
-------------------------------------------------------------------------------
American International
Group, Inc.                               1.8%                  1.8%
-------------------------------------------------------------------------------
Coca-Cola Company                         1.5%                  1.2%
-------------------------------------------------------------------------------
Procter & Gamble Co.                      1.5%                  1.1%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary on pages 26-28.

                                                                         ------
                                                                         5

Equity Index - Schedule of Investments

SEPTEMBER 30, 2002 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

 COMMON STOCKS -- 95.1%

AIRLINES -- 0.1%
-------------------------------------------------------------------------------
        7,361    AMR Corp.(1)                                    $       30,769
-------------------------------------------------------------------------------
        5,851    Delta Air Lines Inc.                                    54,356
-------------------------------------------------------------------------------
       36,940    Southwest Airlines Co.                                 482,436
-------------------------------------------------------------------------------
                                                                        567,561
-------------------------------------------------------------------------------

ALCOHOL -- 0.6%
-------------------------------------------------------------------------------
        1,761    Adolph Coors Company Cl B                               99,144
-------------------------------------------------------------------------------
       41,968    Anheuser-Busch Companies, Inc.                       2,123,581
-------------------------------------------------------------------------------
        3,218    Brown-Forman Corp. Cl B                                215,445
-------------------------------------------------------------------------------
                                                                      2,438,170
-------------------------------------------------------------------------------

APPAREL & TEXTILES -- 0.5%
-------------------------------------------------------------------------------
        6,165    Jones Apparel Group, Inc.(1)                           189,266
-------------------------------------------------------------------------------
        5,122    Liz Claiborne, Inc.                                    127,794
-------------------------------------------------------------------------------
       12,843    NIKE, Inc.                                             554,561
-------------------------------------------------------------------------------
        2,835    Reebok International Ltd.(1)                            71,017
-------------------------------------------------------------------------------
       37,566    Sara Lee Corp.                                         687,081
-------------------------------------------------------------------------------
        5,219    VF Corp.                                               187,780
-------------------------------------------------------------------------------
                                                                      1,817,499
-------------------------------------------------------------------------------

BANKS -- 9.5%
-------------------------------------------------------------------------------
       17,279    Amsouth Bancorporation                                 358,366
-------------------------------------------------------------------------------
       72,376    Bank of America Corp.                                4,617,590
-------------------------------------------------------------------------------
       34,852    Bank of New York Co., Inc. (The)                     1,001,646
-------------------------------------------------------------------------------
       56,289    Bank One Corp.                                       2,105,209
-------------------------------------------------------------------------------
       23,147    BB&T Corporation                                       811,071
-------------------------------------------------------------------------------
       11,321    Charter One Financial Inc.                             336,460
-------------------------------------------------------------------------------
      243,423    Citigroup Inc.(2)                                    7,217,493
-------------------------------------------------------------------------------
        8,477    Comerica Inc.                                          408,761
-------------------------------------------------------------------------------
       28,076    Fifth Third Bancorp                                  1,718,392
-------------------------------------------------------------------------------
        6,017    First Tennessee National Corp.                         208,609
-------------------------------------------------------------------------------
       50,152    Fleet Boston Financial Corp.                         1,019,590
-------------------------------------------------------------------------------
       11,844    Huntington Bancshares Inc.                             216,035
-------------------------------------------------------------------------------
       95,472    J.P. Morgan Chase & Co.                              1,813,013
-------------------------------------------------------------------------------
       20,422    KeyCorp                                                509,937
-------------------------------------------------------------------------------
       10,174    Marshall & Ilsley Corp.                                283,753
-------------------------------------------------------------------------------
       21,108    Mellon Financial Corp.                                 547,330
-------------------------------------------------------------------------------
       29,229    National City Corp.                                    833,903
-------------------------------------------------------------------------------
        7,794    North Fork Bancorporation, Inc.                        294,925
-------------------------------------------------------------------------------
       10,646    Northern Trust Corp.                                   401,461
-------------------------------------------------------------------------------
       13,639    PNC Financial Services Group                           575,157
-------------------------------------------------------------------------------
       11,020    Regions Financial Corp.                                360,023
-------------------------------------------------------------------------------
       16,559    SouthTrust Corp.                                       399,651
-------------------------------------------------------------------------------
       15,567    State Street Corp.                                     601,509
-------------------------------------------------------------------------------
       13,683    SunTrust Banks, Inc.                                   841,231
-------------------------------------------------------------------------------
       14,111    Synovus Financial Corp.                                290,969
-------------------------------------------------------------------------------
       91,733    U.S. Bancorp                                         1,704,399
-------------------------------------------------------------------------------
        9,668    Union Planters Corp.                                   265,483
-------------------------------------------------------------------------------
       65,729    Wachovia Corp.                                       2,148,681

Shares                                                                   Value
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
       81,858    Wells Fargo & Co.                                $   3,942,282
-------------------------------------------------------------------------------
        4,428    Zions Bancorporation                                   192,640
-------------------------------------------------------------------------------
                                                                     36,025,569
-------------------------------------------------------------------------------

BIOTECHNOLOGY -- 0.9%
-------------------------------------------------------------------------------
       61,398    Amgen Inc.(1)                                        2,559,989
-------------------------------------------------------------------------------
       10,121    Applera Corp.- Applied
                 Biosystems Group                                       185,214
-------------------------------------------------------------------------------
        7,122    Biogen, Inc.(1)                                        208,283
-------------------------------------------------------------------------------
        9,047    Chiron Corp.(1)                                        315,876
-------------------------------------------------------------------------------
       12,020    MedImmune, Inc.(1)                                     251,519
-------------------------------------------------------------------------------
                                                                      3,520,881
-------------------------------------------------------------------------------

CHEMICALS -- 2.0%
-------------------------------------------------------------------------------
       18,705    3M Co.                                               2,056,989
-------------------------------------------------------------------------------
       10,915    Air Products & Chemicals, Inc.                         458,539
-------------------------------------------------------------------------------
        3,358    Ashland Inc.                                            89,961
-------------------------------------------------------------------------------
       43,576    Dow Chemical Co.                                     1,190,061
-------------------------------------------------------------------------------
       47,629    du Pont (E.I.) de Nemours & Co.                      1,717,978
-------------------------------------------------------------------------------
        3,673    Eastman Chemical Company                               140,198
-------------------------------------------------------------------------------
        7,807    Goodyear Tire & Rubber Co. (The)                        69,404
-------------------------------------------------------------------------------
        2,386    Great Lakes Chemical Corp.                              57,312
-------------------------------------------------------------------------------
        5,191    Hercules Inc.(1)                                        47,809
-------------------------------------------------------------------------------
       12,499    Monsanto Co.                                           191,110
-------------------------------------------------------------------------------
        7,509    Pactiv Corporation(1)                                  123,523
-------------------------------------------------------------------------------
        8,077    PPG Industries, Inc.                                   361,042
-------------------------------------------------------------------------------
        7,789    Praxair, Inc.                                          398,096
-------------------------------------------------------------------------------
       10,557    Rohm and Haas Co.                                      327,267
-------------------------------------------------------------------------------
        4,015    Sealed Air Corp.(1)                                     67,813
-------------------------------------------------------------------------------
        7,259    Sherwin-Williams Co.                                   171,893
-------------------------------------------------------------------------------
                                                                      7,468,995
-------------------------------------------------------------------------------

CLOTHING STORES -- 0.4%
-------------------------------------------------------------------------------
       41,543    Gap, Inc. (The)                                        450,742
-------------------------------------------------------------------------------
       24,830    Limited, Inc. (The)                                    356,062
-------------------------------------------------------------------------------
        6,426    Nordstrom, Inc.                                        115,282
-------------------------------------------------------------------------------
       25,810    TJX Companies, Inc. (The)                              438,770
-------------------------------------------------------------------------------
                                                                      1,360,856
-------------------------------------------------------------------------------

COMPUTER HARDWARE & BUSINESS MACHINES -- 3.1%
-------------------------------------------------------------------------------
       17,078    Apple Computer, Inc.(1)                                247,546
-------------------------------------------------------------------------------
       17,184    Avaya Inc.(1)                                           24,573
-------------------------------------------------------------------------------
      124,399    Dell Computer Corp.(1)                               2,923,998
-------------------------------------------------------------------------------
      106,473    EMC Corporation(1)                                     486,582
-------------------------------------------------------------------------------
       15,394    Gateway Inc.(1)                                         45,720
-------------------------------------------------------------------------------
      146,210    Hewlett-Packard Co.                                  1,706,271
-------------------------------------------------------------------------------
       81,471    International Business
                 Machines Corp.                                       4,757,091
-------------------------------------------------------------------------------
        6,199    Lexmark International
                 Group, Inc. Cl A(1)                                    291,353
-------------------------------------------------------------------------------
       15,964    Network Appliance, Inc.(1)                             116,777
-------------------------------------------------------------------------------
       11,566    Pitney Bowes, Inc.                                     352,647
-------------------------------------------------------------------------------
        4,475    Qlogic Corp.(1)                                        116,619
-------------------------------------------------------------------------------
      155,446    Sun Microsystems, Inc.(1)                              401,828
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
     6

Equity Index - Schedule of Investments

SEPTEMBER 30, 2002 (UNAUDITED)

Shares                                                                   Value
-------------------------------------------------------------------------------

       10,969    Symbol Technologies, Inc.                       $       84,132
-------------------------------------------------------------------------------
       34,502    Xerox Corp.(1)                                         170,785
-------------------------------------------------------------------------------
                                                                     11,725,922
-------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 4.3%
-------------------------------------------------------------------------------
       37,884    ADC Telecommunications Inc.(1)                          43,756
-------------------------------------------------------------------------------
       11,523    Adobe Systems Inc.                                     220,147
-------------------------------------------------------------------------------
        5,448    Autodesk, Inc.                                          68,536
-------------------------------------------------------------------------------
       11,585    BMC Software Inc.(1)                                   151,416
-------------------------------------------------------------------------------
        8,673    Citrix Systems, Inc.(1)                                 52,342
-------------------------------------------------------------------------------
       27,682    Computer Associates
                 International, Inc.                                    265,747
-------------------------------------------------------------------------------
       17,763    Compuware Corp.(1)                                      54,266
-------------------------------------------------------------------------------
        6,640    Electronic Arts Inc.(1)                                438,373
-------------------------------------------------------------------------------
       10,128    Intuit Inc.(1)                                         461,178
-------------------------------------------------------------------------------
        3,963    Mercury Interactive Corp.(1)                            68,104
-------------------------------------------------------------------------------
      259,809    Microsoft Corp.(1)                                  11,361,448
-------------------------------------------------------------------------------
        4,706    NCR Corp.(1)                                            93,179
-------------------------------------------------------------------------------
       17,264    Novell, Inc.(1)                                         35,995
-------------------------------------------------------------------------------
      262,904    Oracle Corp.(1)                                      2,067,740
-------------------------------------------------------------------------------
       12,429    Parametric Technology Corp.(1)                          22,310
-------------------------------------------------------------------------------
       14,908    PeopleSoft, Inc.(1)                                    184,636
-------------------------------------------------------------------------------
        9,265    Rational Software Corp.(1)                              39,978
-------------------------------------------------------------------------------
       22,627    Siebel Systems, Inc.(1)                                130,218
-------------------------------------------------------------------------------
       15,344    Unisys Corp.(1)                                        107,408
-------------------------------------------------------------------------------
       19,558    Veritas Software Corp.(1)                              287,014
-------------------------------------------------------------------------------
                                                                     16,153,791
-------------------------------------------------------------------------------

CONSTRUCTION & REAL PROPERTY -- 0.3%
-------------------------------------------------------------------------------
        2,931    Centex Corp.                                           129,990
-------------------------------------------------------------------------------
        3,828    Fluor Corp.                                             93,556
-------------------------------------------------------------------------------
        2,493    KB Home                                                121,758
-------------------------------------------------------------------------------
       23,649    Masco Corp.                                            462,339
-------------------------------------------------------------------------------
        2,937    Pulte Homes Inc.                                       125,204
-------------------------------------------------------------------------------
        4,820    Vulcan Materials Co.                                   174,291
-------------------------------------------------------------------------------
                                                                      1,107,138
-------------------------------------------------------------------------------

CONSUMER DURABLES -- 0.1%
-------------------------------------------------------------------------------
        9,425    Leggett & Platt, Inc.                                  186,521
-------------------------------------------------------------------------------
        3,656    Maytag Corp.                                            84,746
-------------------------------------------------------------------------------
        3,249    Whirlpool Corp.                                        148,999
-------------------------------------------------------------------------------
                                                                        420,266
-------------------------------------------------------------------------------

DEFENSE/AEROSPACE -- 1.8%
-------------------------------------------------------------------------------
       40,157    Boeing Co.                                           1,370,558
-------------------------------------------------------------------------------
        9,698    General Dynamics Corp.                                 788,738
-------------------------------------------------------------------------------
        4,853    Goodrich Corp.                                          91,625
-------------------------------------------------------------------------------
       39,205    Honeywell International Inc.                           849,180
-------------------------------------------------------------------------------
        4,355    ITT Industries, Inc.                                   271,447
-------------------------------------------------------------------------------
       21,801    Lockheed Martin Corp.                                1,409,871
-------------------------------------------------------------------------------
        5,391    Northrop Grumman Corp.                                 668,700
-------------------------------------------------------------------------------
       19,245    Raytheon Company                                       563,879
-------------------------------------------------------------------------------
        8,763    Rockwell Collins                                       192,260

Shares                                                                   Value
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        6,679    Textron Inc.                                     $     227,754
-------------------------------------------------------------------------------
        6,108    TRW Inc.                                               357,623
-------------------------------------------------------------------------------
                                                                      6,791,635
-------------------------------------------------------------------------------

DEPARTMENT STORES -- 4.1%
-------------------------------------------------------------------------------
       21,704    Costco Companies, Inc.(1)                              702,667
-------------------------------------------------------------------------------
        4,014    Dillard's Inc.                                          81,003
-------------------------------------------------------------------------------
       15,937    Dollar General Corp.                                   213,875
-------------------------------------------------------------------------------
        8,284    Family Dollar Stores, Inc.                             222,674
-------------------------------------------------------------------------------
        9,629    Federated Department Stores, Inc.(1)                   283,478
-------------------------------------------------------------------------------
       12,795    J.C. Penney Company, Inc.                              203,696
-------------------------------------------------------------------------------
       16,161    Kohl's Corp.(1)                                        982,750
-------------------------------------------------------------------------------
       13,719    May Department Stores Co. (The)                        312,382
-------------------------------------------------------------------------------
       15,124    Sears, Roebuck & Co.                                   589,836
-------------------------------------------------------------------------------
       43,423    Target Corp.                                         1,281,847
-------------------------------------------------------------------------------
      213,383    Wal-Mart Stores, Inc.                               10,506,978
-------------------------------------------------------------------------------
                                                                     15,381,186
-------------------------------------------------------------------------------

DRUGS -- 9.9%
-------------------------------------------------------------------------------
       74,902    Abbott Laboratories                                  3,026,041
-------------------------------------------------------------------------------
        6,160    Allergan, Inc.                                         335,104
-------------------------------------------------------------------------------
       92,907    Bristol-Myers Squibb Co.                             2,211,187
-------------------------------------------------------------------------------
       53,833    Eli Lilly and Company                                2,979,118
-------------------------------------------------------------------------------
        8,571    Forest Laboratories, Inc. Cl A(1)                      702,908
-------------------------------------------------------------------------------
       10,235    Genzyme Corp.(1)                                       210,892
-------------------------------------------------------------------------------
      143,071    Johnson & Johnson                                    7,737,280
-------------------------------------------------------------------------------
       11,858    King Pharmaceuticals, Inc.(1)                          215,460
-------------------------------------------------------------------------------
      108,321    Merck & Co., Inc.                                    4,951,353
-------------------------------------------------------------------------------
      297,568    Pfizer, Inc.                                         8,635,424
-------------------------------------------------------------------------------
       61,946    Pharmacia Corp.                                      2,408,460
-------------------------------------------------------------------------------
       70,247    Schering-Plough Corp.                                1,497,666
-------------------------------------------------------------------------------
        3,480    Sigma-Aldrich Corp.                                    171,686
-------------------------------------------------------------------------------
        5,087    Watson Pharmaceuticals, Inc.(1)                        124,682
-------------------------------------------------------------------------------
       63,583    Wyeth                                                2,021,939
-------------------------------------------------------------------------------
                                                                     37,229,200
-------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 1.6%
-------------------------------------------------------------------------------
        4,695    Andrew Corp.(1)                                         30,705
-------------------------------------------------------------------------------
       20,560    CIENA Corp.(1)                                          61,166
-------------------------------------------------------------------------------
      350,883    Cisco Systems Inc.(1)                                3,677,254
-------------------------------------------------------------------------------
        8,959    Comverse Technology, Inc.(1)                            62,668
-------------------------------------------------------------------------------
       45,437    Corning Inc.(1)                                         72,699
-------------------------------------------------------------------------------
        9,459    Jabil Circuit, Inc.(1)                                 139,804
-------------------------------------------------------------------------------
       65,119    JDS Uniphase Corp.(1)                                  127,308
-------------------------------------------------------------------------------
      163,939    Lucent Technologies Inc.(1)                            124,594
-------------------------------------------------------------------------------
        9,285    Molex Inc.                                             217,919
-------------------------------------------------------------------------------
      109,997    Motorola, Inc.                                       1,119,769
-------------------------------------------------------------------------------
        3,663    Power-One Inc.(1)                                       10,897
-------------------------------------------------------------------------------
       25,043    Sanmina-SCI Corp.(1)                                    69,494
-------------------------------------------------------------------------------
        7,453    Scientific-Atlanta, Inc.                                93,237
-------------------------------------------------------------------------------
       39,387    Solectron Corp.(1)                                      83,107
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                         ------
                                                                         7

Equity Index - Schedule of Investments

SEPTEMBER 30, 2002 (UNAUDITED)

Shares                                                                   Value
-------------------------------------------------------------------------------
        4,341    Tektronix, Inc.(1)                              $       71,323
-------------------------------------------------------------------------------
       19,627    Tellabs, Inc.(1)                                        79,686
-------------------------------------------------------------------------------
                                                                      6,041,630
-------------------------------------------------------------------------------

ELECTRICAL UTILITIES -- 2.4%
-------------------------------------------------------------------------------
       25,469    AES Corp. (The)(1)                                      63,927
-------------------------------------------------------------------------------
        6,044    Allegheny Energy, Inc.                                  79,176
-------------------------------------------------------------------------------
        6,892    Ameren Corp.                                           287,052
-------------------------------------------------------------------------------
       16,275    American Electric Power                                464,000
-------------------------------------------------------------------------------
       17,797    Calpine Corp.(1)                                        43,959
-------------------------------------------------------------------------------
        7,999    Cinergy Corp.                                          251,409
-------------------------------------------------------------------------------
       10,137    Consolidated Edison, Inc.                              407,710
-------------------------------------------------------------------------------
        7,836    Constellation Energy Group Inc.                        194,254
-------------------------------------------------------------------------------
       13,257    Dominion Resources Inc.                                672,528
-------------------------------------------------------------------------------
        7,982    DTE Energy Company                                     324,867
-------------------------------------------------------------------------------
       41,919    Duke Energy Corp.                                      819,516
-------------------------------------------------------------------------------
       16,884    Dynegy Inc. Cl A                                        19,585
-------------------------------------------------------------------------------
       15,590    Edison International(1)                                155,900
-------------------------------------------------------------------------------
       10,691    Entergy Corp.                                          444,746
-------------------------------------------------------------------------------
       15,436    Exelon Corp.                                           733,210
-------------------------------------------------------------------------------
       14,236    FirstEnergy Corp.                                      425,514
-------------------------------------------------------------------------------
        8,663    FPL Group, Inc.                                        466,069
-------------------------------------------------------------------------------
       19,145    Mirant Corp.(1)                                         42,310
-------------------------------------------------------------------------------
       18,656    PG&E Corp.(1)                                          210,067
-------------------------------------------------------------------------------
        4,062    Pinnacle West Capital Corp.                            112,761
-------------------------------------------------------------------------------
        7,647    PPL Corporation                                        248,833
-------------------------------------------------------------------------------
       10,572    Progress Energy Inc.                                   432,078
-------------------------------------------------------------------------------
        9,891    Public Service Enterprise
                 Group Inc.                                             301,676
-------------------------------------------------------------------------------
       14,464    Reliant Energy, Inc.(1)                                144,785
-------------------------------------------------------------------------------
       33,922    Southern Co.                                           976,276
-------------------------------------------------------------------------------
        7,391    TECO Energy, Inc.                                      117,369
-------------------------------------------------------------------------------
       13,261    TXU Corp.                                              553,116
-------------------------------------------------------------------------------
       18,906    XCEL Energy Inc.                                       176,015
-------------------------------------------------------------------------------
                                                                      9,168,708
-------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION -- 5.0%
-------------------------------------------------------------------------------
        4,271    Amerada Hess Corp.                                     289,915
-------------------------------------------------------------------------------
       11,919    Anadarko Petroleum Corp.                               530,872
-------------------------------------------------------------------------------
        6,864    Apache Corp.                                           408,065
-------------------------------------------------------------------------------
        9,646    Burlington Resources, Inc.                             370,021
-------------------------------------------------------------------------------
       51,174    ChevronTexaco Corp.                                  3,543,800
-------------------------------------------------------------------------------
       32,393    ConocoPhillips                                       1,497,852
-------------------------------------------------------------------------------
        7,481    Devon Energy Corporation                               360,958
-------------------------------------------------------------------------------
        5,551    EOG Resources Inc.                                     199,614
-------------------------------------------------------------------------------
      324,707    Exxon Mobil Corp.                                   10,358,154
-------------------------------------------------------------------------------
        4,763    Kerr-McGee Corp.                                       206,905
-------------------------------------------------------------------------------
        5,852    Kinder Morgan, Inc.                                    207,453
-------------------------------------------------------------------------------
       17,952    Occidental Petroleum Corp.                             509,478
-------------------------------------------------------------------------------
       11,673    Unocal Corp.                                           366,415
-------------------------------------------------------------------------------
       24,458    Williams Companies, Inc. (The)                          55,275
-------------------------------------------------------------------------------
                                                                     18,904,777
-------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------

ENTERTAINMENT -- 0.2%
-------------------------------------------------------------------------------
       28,106    Carnival Corporation Cl A                        $     705,461
-------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES -- 0.2%
-------------------------------------------------------------------------------
         9,450   Allied Waste Industries Inc.(1)                         69,458
-------------------------------------------------------------------------------
        29,652   Waste Management, Inc.                                 691,484
-------------------------------------------------------------------------------
                                                                        760,942
-------------------------------------------------------------------------------

FINANCIAL SERVICES -- 6.1%
-------------------------------------------------------------------------------
        63,755   American Express Co.                                 1,987,881
-------------------------------------------------------------------------------
         8,754   Block (H & R), Inc.                                    367,756
-------------------------------------------------------------------------------
        10,573   Capital One Financial Corp.                            369,209
-------------------------------------------------------------------------------
         5,999   Countrywide Credit Industries, Inc.                    282,853
-------------------------------------------------------------------------------
        47,781   Fannie Mae                                           2,844,881
-------------------------------------------------------------------------------
        33,318   Freddie Mac                                          1,862,476
-------------------------------------------------------------------------------
       477,278   General Electric Co.                                11,764,902
-------------------------------------------------------------------------------
        21,887   Household International, Inc.                          619,621
-------------------------------------------------------------------------------
         7,048   MBIA Inc.                                              281,568
-------------------------------------------------------------------------------
        61,192   MBNA Corp.                                           1,124,709
-------------------------------------------------------------------------------
        13,746   Providian Financial Corp.(1)                            67,355
-------------------------------------------------------------------------------
        28,057   Prudential Financial Inc.(1)                           801,308
-------------------------------------------------------------------------------
         7,479   SLM Corporation                                        696,594
-------------------------------------------------------------------------------
                                                                     23,071,113
-------------------------------------------------------------------------------

FOOD & BEVERAGE -- 3.9%
-------------------------------------------------------------------------------
        31,178   Archer-Daniels-Midland Co.                             390,037
-------------------------------------------------------------------------------
        19,611   Campbell Soup Company                                  433,011
-------------------------------------------------------------------------------
       119,049   Coca-Cola Company (The)                              5,709,590
-------------------------------------------------------------------------------
        21,418   Coca-Cola Enterprises Inc.                             454,918
-------------------------------------------------------------------------------
        25,687   ConAgra Foods, Inc.                                    638,322
-------------------------------------------------------------------------------
        17,573   General Mills, Inc.                                    780,593
-------------------------------------------------------------------------------
        16,744   Heinz (H.J.) Co.                                       558,747
-------------------------------------------------------------------------------
         6,489   Hershey Foods Corp.                                    402,642
-------------------------------------------------------------------------------
        19,647   Kellogg Co.                                            653,263
-------------------------------------------------------------------------------
        13,529   Pepsi Bottling Group Inc.                              316,579
-------------------------------------------------------------------------------
        84,960   PepsiCo, Inc.                                        3,139,272
-------------------------------------------------------------------------------
        31,747   SYSCO Corp.                                            901,297
-------------------------------------------------------------------------------
        10,806   Wrigley (Wm.) Jr. Company                              534,789
-------------------------------------------------------------------------------
                                                                     14,913,060
-------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER -- 0.6%
-------------------------------------------------------------------------------
         5,263   Avery Dennison Corp.                                   299,886
-------------------------------------------------------------------------------
         2,521   Bemis Co., Inc.                                        124,537
-------------------------------------------------------------------------------
         2,791   Boise Cascade Corp.                                     63,635
-------------------------------------------------------------------------------
        11,041   Georgia-Pacific Corp.                                  144,527
-------------------------------------------------------------------------------
        23,136   International Paper Co.                                772,510
-------------------------------------------------------------------------------
         4,983   Louisiana-Pacific Corp.(1)                              32,240
-------------------------------------------------------------------------------
         9,523   MeadWestvaco Corp.                                     182,937
-------------------------------------------------------------------------------
         2,543   Temple-Inland Inc.                                      98,236
-------------------------------------------------------------------------------
        10,444   Weyerhaeuser Co.                                       457,134
-------------------------------------------------------------------------------
                                                                      2,175,642
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
     8

Equity Index - Schedule of Investments

SEPTEMBER 30, 2002 (UNAUDITED)

Shares                                                                   Value
-------------------------------------------------------------------------------

GAS & WATER UTILITIES -- 0.3%
-------------------------------------------------------------------------------
         6,653   CMS Energy Corp.                                $       53,623
-------------------------------------------------------------------------------
        27,890   El Paso Corp.                                          230,649
-------------------------------------------------------------------------------
         6,767   Keyspan Energy Corp.                                   226,695
-------------------------------------------------------------------------------
         2,108   NICOR Inc.                                              59,446
-------------------------------------------------------------------------------
         9,957   NiSource Inc.                                          171,559
-------------------------------------------------------------------------------
         1,724   People's Energy Corp.                                   58,082
-------------------------------------------------------------------------------
         9,777   Sempra Energy                                          192,118
-------------------------------------------------------------------------------
                                                                        992,172
-------------------------------------------------------------------------------

GOLD -- 0.1%
-------------------------------------------------------------------------------
       19,212    Newmont Mining Corporation
                 Holding Co.                                            528,522
-------------------------------------------------------------------------------

GROCERY STORES -- 0.5%
-------------------------------------------------------------------------------
        19,526   Albertson's Inc.                                       471,748
-------------------------------------------------------------------------------
        37,995   Kroger Co. (The)(1)                                    535,730
-------------------------------------------------------------------------------
        23,164   Safeway Inc.(1)                                        516,557
-------------------------------------------------------------------------------
         6,369   Supervalu Inc.                                         102,859
-------------------------------------------------------------------------------
         6,743   Winn-Dixie Stores, Inc.                                 88,468
-------------------------------------------------------------------------------
                                                                      1,715,362
-------------------------------------------------------------------------------

HEAVY ELECTRICAL EQUIPMENT -- 0.8%
-------------------------------------------------------------------------------
         9,376   American Power Conversion Corp.(1)                      89,822
-------------------------------------------------------------------------------
         4,427   Cooper Industries, Inc.                                134,359
-------------------------------------------------------------------------------
         2,875   Crane Co.                                               56,810
-------------------------------------------------------------------------------
         1,928   Cummins Inc.                                            45,539
-------------------------------------------------------------------------------
         9,731   Dover Corp.                                            246,973
-------------------------------------------------------------------------------
         3,371   Eaton Corp.                                            214,868
-------------------------------------------------------------------------------
        20,153   Emerson Electric Co.                                   885,523
-------------------------------------------------------------------------------
         8,871   Rockwell Automation Inc.                               144,331
-------------------------------------------------------------------------------
         2,796   Thomas & Betts Corp.(1)                                 39,396
-------------------------------------------------------------------------------
        22,645   United Technologies Corp.                            1,279,216
-------------------------------------------------------------------------------
                                                                      3,136,837
-------------------------------------------------------------------------------

HEAVY MACHINERY -- 0.3%
-------------------------------------------------------------------------------
        16,489   Caterpillar Inc.                                       613,721
-------------------------------------------------------------------------------
        11,401   Deere & Co.                                            518,175
-------------------------------------------------------------------------------
                                                                      1,131,896
-------------------------------------------------------------------------------

HOME PRODUCTS -- 3.1%
-------------------------------------------------------------------------------
         2,723   Alberto-Culver Company Cl B                            133,509
-------------------------------------------------------------------------------
        11,274   Avon Products, Inc.                                    519,731
-------------------------------------------------------------------------------
        10,985   Clorox Company                                         441,377
-------------------------------------------------------------------------------
        26,231   Colgate-Palmolive Co.                                1,415,162
-------------------------------------------------------------------------------
         7,157   Fortune Brands, Inc.                                   338,455
-------------------------------------------------------------------------------
        50,683   Gillette Company                                     1,500,217
-------------------------------------------------------------------------------
         4,486   International Flavors
                 & Fragrances Inc.                                      142,879
-------------------------------------------------------------------------------
        24,862   Kimberly-Clark Corp.                                 1,408,184
-------------------------------------------------------------------------------
        12,742   Newell Rubbermaid Inc.                                 393,346
-------------------------------------------------------------------------------
        62,366   Procter & Gamble Co. (The)                           5,574,272
-------------------------------------------------------------------------------
         2,795   Tupperware Corp.                                        46,453
-------------------------------------------------------------------------------
                                                                     11,913,585
-------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------

HOTELS -- 0.4%
-------------------------------------------------------------------------------
       49,923    Cendant Corporation(1)                           $     537,172
-------------------------------------------------------------------------------
        5,483    Harrah's Entertainment, Inc.(1)                        264,335
-------------------------------------------------------------------------------
       17,831    Hilton Hotels Corp.                                    202,917
-------------------------------------------------------------------------------
       11,618    Marriott International, Inc.                           336,806
-------------------------------------------------------------------------------
        9,590    Starwood Hotels & Resorts
                 Worldwide, Inc.                                        213,857
-------------------------------------------------------------------------------
                                                                      1,555,087
-------------------------------------------------------------------------------

INDUSTRIAL PARTS -- 1.0%
-------------------------------------------------------------------------------
        3,450    American Standard
                 Companies Inc.(1)                                      219,489
-------------------------------------------------------------------------------
        3,812    Black & Decker Corporation                             159,837
-------------------------------------------------------------------------------
        7,265    Danaher Corp.                                          413,015
-------------------------------------------------------------------------------
        4,521    Grainger (W.W.), Inc.                                  192,369
-------------------------------------------------------------------------------
       14,701    Illinois Tool Works Inc.                               857,509
-------------------------------------------------------------------------------
        8,057    Ingersoll-Rand Company                                 277,483
-------------------------------------------------------------------------------
        5,894    Pall Corp.                                              93,066
-------------------------------------------------------------------------------
        5,643    Parker-Hannifin Corp.                                  215,619
-------------------------------------------------------------------------------
        2,784    Snap-on Inc.                                            63,976
-------------------------------------------------------------------------------
        4,098    Stanley Works (The)                                    133,882
-------------------------------------------------------------------------------
       95,612    Tyco International Ltd.                              1,348,130
-------------------------------------------------------------------------------
                                                                      3,974,375
-------------------------------------------------------------------------------

INDUSTRIAL SERVICES -- 0.1%
-------------------------------------------------------------------------------
        8,146    Cintas Corp.                                           341,480
-------------------------------------------------------------------------------
        8,438    Robert Half International Inc.(1)                      133,911
-------------------------------------------------------------------------------
                                                                        475,391
-------------------------------------------------------------------------------

INFORMATION SERVICES -- 1.5%
-------------------------------------------------------------------------------
        8,221    Apollo Group Inc. Cl A(1)                              357,161
-------------------------------------------------------------------------------
       29,675    Automatic Data Processing, Inc.                      1,031,799
-------------------------------------------------------------------------------
        8,177    Computer Sciences Corp.(1)                             227,239
-------------------------------------------------------------------------------
       24,459    Concord EFS, Inc.(1)                                   389,265
-------------------------------------------------------------------------------
        8,267    Convergys Corp.(1)                                     124,253
-------------------------------------------------------------------------------
       22,929    Electronic Data Systems Corp.                          320,547
-------------------------------------------------------------------------------
        6,966    Equifax Inc.                                           151,441
-------------------------------------------------------------------------------
       36,620    First Data Corp.                                     1,023,529
-------------------------------------------------------------------------------
        9,145    Fiserv, Inc.(1)                                        257,523
-------------------------------------------------------------------------------
       13,829    IMS Health Inc.                                        207,020
-------------------------------------------------------------------------------
       18,260    Interpublic Group of
                 Companies, Inc.                                        289,421
-------------------------------------------------------------------------------
        7,439    Moody's Corp.                                          360,792
-------------------------------------------------------------------------------
       17,988    Paychex, Inc.                                          437,918
-------------------------------------------------------------------------------
        6,879    Sabre Holdings Corp.(1)                                133,109
-------------------------------------------------------------------------------
       13,482    SunGard Data Systems Inc.(1)                           262,225
-------------------------------------------------------------------------------
        5,297    TMP Worldwide Inc.(1)                                   47,594
-------------------------------------------------------------------------------
                                                                      5,620,836
-------------------------------------------------------------------------------

INTERNET -- 0.3%
-------------------------------------------------------------------------------
       13,477    eBay Inc.(1)                                           712,058
-------------------------------------------------------------------------------
       28,653    Yahoo! Inc.(1)                                         273,779
-------------------------------------------------------------------------------
                                                                        985,837
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                         ------
                                                                         9

Equity Index - Schedule of Investments

SEPTEMBER 30, 2002 (UNAUDITED)

Shares                                                                   Value
-------------------------------------------------------------------------------

LEISURE -- 0.3%
-------------------------------------------------------------------------------
        4,321    Brunswick Corp.                                 $       90,914
-------------------------------------------------------------------------------
       13,992    Eastman Kodak Co.                                      381,142
-------------------------------------------------------------------------------
        8,302    Hasbro, Inc.                                            92,401
-------------------------------------------------------------------------------
        4,320    International Game Technology(1)                       298,685
-------------------------------------------------------------------------------
       20,843    Mattel, Inc.                                           375,382
-------------------------------------------------------------------------------
                                                                      1,238,524
-------------------------------------------------------------------------------

LIFE & HEALTH INSURANCE -- 1.3%
-------------------------------------------------------------------------------
        7,186    AETNA Inc.                                             257,331
-------------------------------------------------------------------------------
       24,809    Aflac Inc.                                             761,388
-------------------------------------------------------------------------------
        5,038    Ambac Financial Group, Inc.                            271,498
-------------------------------------------------------------------------------
       12,973    AON Corp.                                              265,817
-------------------------------------------------------------------------------
        6,753    CIGNA Corp.                                            477,775
-------------------------------------------------------------------------------
        8,963    Lincoln National Corp.                                 273,820
-------------------------------------------------------------------------------
       26,106    Marsh & McLennan
                 Companies, Inc.                                      1,087,053
-------------------------------------------------------------------------------
       33,749    MetLife, Inc.                                          768,126
-------------------------------------------------------------------------------
       17,221    Principal Financial Group(1)                           450,846
-------------------------------------------------------------------------------
        5,799    Torchmark Corp.                                        198,674
-------------------------------------------------------------------------------
       11,574    UnumProvident Corp.                                    235,531
-------------------------------------------------------------------------------
                                                                      5,047,859
-------------------------------------------------------------------------------

MEDIA -- 2.7%
-------------------------------------------------------------------------------
      213,914    AOL Time Warner Inc.(1)                              2,502,794
-------------------------------------------------------------------------------
       29,298    Clear Channel
                 Communications, Inc.(1)                              1,018,106
-------------------------------------------------------------------------------
       45,294    Comcast Corp. Cl A(1)                                  945,286
-------------------------------------------------------------------------------
       97,754    Disney (Walt) Co.                                    1,479,996
-------------------------------------------------------------------------------
        8,977    Omnicom Group Inc.                                     499,839
-------------------------------------------------------------------------------
       10,966    Univision Communications
                 Inc. Cl A(1)                                           250,025
-------------------------------------------------------------------------------
       84,684    Viacom, Inc. Cl B(1)                                 3,433,935
-------------------------------------------------------------------------------
                                                                     10,129,981
-------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES -- 1.9%
-------------------------------------------------------------------------------
        2,534    Bard (C.R.), Inc.                                      138,432
-------------------------------------------------------------------------------
        2,563    Bausch & Lomb Inc. Cl A                                 85,015
-------------------------------------------------------------------------------
       28,822    Baxter International, Inc.                             880,512
-------------------------------------------------------------------------------
       12,323    Becton Dickinson & Co.                                 349,973
-------------------------------------------------------------------------------
       12,794    Biomet Inc.                                            341,024
-------------------------------------------------------------------------------
       19,485    Boston Scientific Corp.(1)                             614,947
-------------------------------------------------------------------------------
        6,188    Ecolab Inc.                                            258,225
-------------------------------------------------------------------------------
       14,603    Guidant Corp.(1)                                       471,823
-------------------------------------------------------------------------------
       58,186    Medtronic, Inc.                                      2,450,794
-------------------------------------------------------------------------------
        2,260    Millipore Corp.                                         71,845
-------------------------------------------------------------------------------
        5,948    PerkinElmer, Inc.                                       32,417
-------------------------------------------------------------------------------
        8,472    St. Jude Medical, Inc.(1)                              302,450
-------------------------------------------------------------------------------
        9,432    Stryker Corp.                                          543,283
-------------------------------------------------------------------------------
        8,262    Thermo Electron Corp.(1)                               133,266
-------------------------------------------------------------------------------
        6,238    Waters Corp.(1)                                        151,272
-------------------------------------------------------------------------------
        9,287    Zimmer Holdings Inc.(1)                                356,064
-------------------------------------------------------------------------------
                                                                      7,181,342
-------------------------------------------------------------------------------

Shares                                                                   Value
-------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES -- 1.9%
-------------------------------------------------------------------------------
        5,102    AmerisourceBergen Corp.                          $     364,385
-------------------------------------------------------------------------------
        6,783    Anthem, Inc.(1)                                        440,895
-------------------------------------------------------------------------------
       21,635    Cardinal Health, Inc.                                1,345,697
-------------------------------------------------------------------------------
       24,840    HCA Inc.                                             1,182,632
-------------------------------------------------------------------------------
        4,775    HCR Manor Care, Inc.(1)                                107,342
-------------------------------------------------------------------------------
       11,535    Health Management
                 Associates, Inc.(1)                                    233,238
-------------------------------------------------------------------------------
       18,816    HealthSouth Corp.(1)                                    78,086
-------------------------------------------------------------------------------
        8,093    Humana Inc.(1)                                         100,353
-------------------------------------------------------------------------------
       13,837    McKesson Corp.                                         392,002
-------------------------------------------------------------------------------
        5,664    Quintiles Transnational Corp.(1)                        53,836
-------------------------------------------------------------------------------
       23,459    Tenet Healthcare Corp.(1)                            1,161,221
-------------------------------------------------------------------------------
       14,767    UnitedHealth Group Incorporated                      1,287,978
-------------------------------------------------------------------------------
        7,010    Wellpoint Health Networks Inc.(1)                      513,833
-------------------------------------------------------------------------------
                                                                      7,261,498
-------------------------------------------------------------------------------

MINING & METALS -- 0.4%
-------------------------------------------------------------------------------
       40,566    Alcoa Inc.                                             782,924
-------------------------------------------------------------------------------
        3,836    Allegheny Technologies Inc.                             26,545
-------------------------------------------------------------------------------
        2,724    Ball Corporation                                       137,262
-------------------------------------------------------------------------------
        6,189    Engelhard Corp.                                        147,484
-------------------------------------------------------------------------------
        6,919    Freeport-McMoRan Copper
                 & Gold, Inc. Cl B(1)                                    93,130
-------------------------------------------------------------------------------
        3,708    Nucor Corp.                                            140,533
-------------------------------------------------------------------------------
        4,256    Phelps Dodge Corp.(1)                                  109,081
-------------------------------------------------------------------------------
        4,796    United States Steel Corp.                               55,682
-------------------------------------------------------------------------------
        4,100    Worthington Industries, Inc.                            76,670
-------------------------------------------------------------------------------
                                                                      1,569,311
-------------------------------------------------------------------------------

MOTOR VEHICLES & PARTS -- 1.0%
-------------------------------------------------------------------------------
        3,440    Cooper Tire & Rubber Company                            55,522
-------------------------------------------------------------------------------
        7,054    Dana Corp.                                              92,266
-------------------------------------------------------------------------------
       26,870    Delphi Corp.                                           229,739
-------------------------------------------------------------------------------
       87,218    Ford Motor Co.                                         854,736
-------------------------------------------------------------------------------
       26,826    General Motors Corp.                                 1,043,532
-------------------------------------------------------------------------------
        8,326    Genuine Parts Company                                  255,109
-------------------------------------------------------------------------------
       14,500    Harley-Davidson, Inc.                                  673,525
-------------------------------------------------------------------------------
        4,198    Johnson Controls, Inc.                                 322,490
-------------------------------------------------------------------------------
        2,861    Navistar International Corp.                            62,026
-------------------------------------------------------------------------------
        5,582    Paccar Inc.                                            188,644
-------------------------------------------------------------------------------
        6,218    Visteon Corp.                                           58,884
-------------------------------------------------------------------------------
                                                                      3,836,473
-------------------------------------------------------------------------------

OIL REFINING -- 0.1%
-------------------------------------------------------------------------------
       14,844    Marathon Oil Corp.                                     336,662
-------------------------------------------------------------------------------
        3,650    Sunoco, Inc.                                           110,084
-------------------------------------------------------------------------------
                                                                        446,746
-------------------------------------------------------------------------------

OIL SERVICES -- 0.7%
-------------------------------------------------------------------------------
       16,108    Baker Hughes Inc.                                      467,615
-------------------------------------------------------------------------------
        7,474    BJ Services Co.(1)                                     194,324
-------------------------------------------------------------------------------
       20,826    Halliburton Co.                                        268,864
-------------------------------------------------------------------------------
        2,979    McDermott International, Inc.(1)                        18,261
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                 (continued)

------
    10

Equity Index - Schedule of Investments

SEPTEMBER 30, 2002 (UNAUDITED)

Shares                                                                   Value
-------------------------------------------------------------------------------
        6,859    Nabors Industries Ltd.(1)                       $      224,632
-------------------------------------------------------------------------------
        6,415    Noble Corp.(1)                                         198,865
-------------------------------------------------------------------------------
        4,431    Rowan Companies, Inc.                                   82,594
-------------------------------------------------------------------------------
       27,668    Schlumberger Ltd.                                    1,064,111
-------------------------------------------------------------------------------
       15,327    Transocean Sedco Forex, Inc.                           318,802
-------------------------------------------------------------------------------
                                                                      2,838,068
-------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE -- 3.3%
-------------------------------------------------------------------------------
       12,518    Ace, Ltd.                                              370,658
-------------------------------------------------------------------------------
       33,944    Allstate Corp.                                       1,206,709
-------------------------------------------------------------------------------
      125,226    American International Group, Inc.                   6,849,861
-------------------------------------------------------------------------------
        8,250    Chubb Corp. (The)                                      452,348
-------------------------------------------------------------------------------
        7,724    Cincinnati Financial Corp.                             275,245
-------------------------------------------------------------------------------
       11,834    Hartford Financial Services
                 Group, Inc. (The)                                      485,194
-------------------------------------------------------------------------------
        7,153    Jefferson-Pilot Corp.                                  286,835
-------------------------------------------------------------------------------
        9,068    Loews Corp.                                            388,927
-------------------------------------------------------------------------------
        5,024    MGIC Investment Corp.                                  205,130
-------------------------------------------------------------------------------
       10,534    Progressive Corp.                                      533,336
-------------------------------------------------------------------------------
        6,084    SAFECO Corp.                                           193,410
-------------------------------------------------------------------------------
       10,825    St. Paul Companies, Inc.                               310,894
-------------------------------------------------------------------------------
       47,809    Travelers Property Casualty Corp.(1)                   646,856
-------------------------------------------------------------------------------
        6,537    XL Capital Ltd. Cl A                                   480,470
-------------------------------------------------------------------------------
                                                                     12,685,873
-------------------------------------------------------------------------------

PUBLISHING -- 0.8%
-------------------------------------------------------------------------------
        3,072    American Greetings Corp. Cl A                           49,459
-------------------------------------------------------------------------------
        3,020    Deluxe Corp.                                           136,081
-------------------------------------------------------------------------------
        4,076    Dow Jones & Co., Inc.                                  156,559
-------------------------------------------------------------------------------
       12,748    Gannett Co., Inc.                                      920,151
-------------------------------------------------------------------------------
        4,033    Knight-Ridder, Inc.                                    227,502
-------------------------------------------------------------------------------
        9,261    McGraw-Hill Companies, Inc. (The)                      566,958
-------------------------------------------------------------------------------
        2,341    Meredith Corp.                                         100,780
-------------------------------------------------------------------------------
        7,212    New York Times Co. (The) Cl A                          327,785
-------------------------------------------------------------------------------
        5,401    R.R. Donnelley & Sons Company                          126,978
-------------------------------------------------------------------------------
       14,451    Tribune Co.                                            604,196
-------------------------------------------------------------------------------
                                                                      3,216,449
-------------------------------------------------------------------------------

RAILROADS -- 0.5%
-------------------------------------------------------------------------------
       18,326    Burlington Northern Santa Fe Corp.                     438,358
-------------------------------------------------------------------------------
       10,185    CSX Corporation                                        268,680
-------------------------------------------------------------------------------
       18,567    Norfolk Southern Corp.                                 374,868
-------------------------------------------------------------------------------
       12,101    Union Pacific Corp.                                    700,285
-------------------------------------------------------------------------------
                                                                      1,782,191
-------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST -- 0.4%
-------------------------------------------------------------------------------
       19,951    Equity Office Properties Trust                         515,134
-------------------------------------------------------------------------------
       13,155    Equity Residential Properties Trust                    314,931
-------------------------------------------------------------------------------
        8,851    Plum Creek Timber Co. Inc.                             200,121
-------------------------------------------------------------------------------
        8,794    Simon Property Group, Inc.                             314,210
-------------------------------------------------------------------------------
                                                                      1,344,396
-------------------------------------------------------------------------------

Shares                                                                  Value
-------------------------------------------------------------------------------

RESTAURANTS -- 0.6%
-------------------------------------------------------------------------------
        8,259    Darden Restaurants, Inc.                         $     200,198
-------------------------------------------------------------------------------
       61,041    McDonald's Corp.                                     1,077,984
-------------------------------------------------------------------------------
       18,448    Starbucks Corp.(1)                                     380,859
-------------------------------------------------------------------------------
        5,489    Wendy's International, Inc.                            181,741
-------------------------------------------------------------------------------
       14,232    Yum! Brands, Inc.(1)                                   394,369
-------------------------------------------------------------------------------
                                                                      2,235,151
-------------------------------------------------------------------------------

SECURITIES & ASSET MANAGEMENT -- 1.9%
-------------------------------------------------------------------------------
        4,751    Bear Stearns Companies Inc. (The)                      267,956
-------------------------------------------------------------------------------
       12,539    Franklin Resources, Inc.                               389,963
-------------------------------------------------------------------------------
       23,033    Goldman Sachs Group, Inc. (The)                      1,520,869
-------------------------------------------------------------------------------
       14,091    John Hancock Financial
                 Services, Inc.                                         391,730
-------------------------------------------------------------------------------
       11,680    Lehman Brothers Holdings Inc.                          572,904
-------------------------------------------------------------------------------
       41,413    Merrill Lynch & Co., Inc.                            1,364,558
-------------------------------------------------------------------------------
       52,816    Morgan Stanley Dean
                 Witter & Co.                                         1,789,407
-------------------------------------------------------------------------------
       65,727    Schwab (Charles) Corp.                                 571,825
-------------------------------------------------------------------------------
       10,606    Stilwell Financial Inc.                                128,014
-------------------------------------------------------------------------------
        5,962    T. Rowe Price Group Inc.                               149,080
-------------------------------------------------------------------------------
                                                                      7,146,306
-------------------------------------------------------------------------------

SEMICONDUCTOR -- 2.6%
-------------------------------------------------------------------------------
       16,312    Advanced Micro Devices, Inc.(1)                         87,106
-------------------------------------------------------------------------------
       22,238    Agilent Technologies, Inc.(1)                          290,428
-------------------------------------------------------------------------------
       18,349    Altera Corp.(1)                                        159,545
-------------------------------------------------------------------------------
       17,443    Analog Devices, Inc.(1)                                343,627
-------------------------------------------------------------------------------
       78,728    Applied Materials, Inc.(1)                             909,702
-------------------------------------------------------------------------------
       14,274    Applied Micro Circuits Corp.(1)                         40,966
-------------------------------------------------------------------------------
       12,918    Broadcom Corp.(1)                                      138,416
-------------------------------------------------------------------------------
      320,383    Intel Corp.                                          4,445,315
-------------------------------------------------------------------------------
        9,050    KLA-Tencor Corp.(1)                                    252,948
-------------------------------------------------------------------------------
       15,214    Linear Technology Corp.                                315,310
-------------------------------------------------------------------------------
       17,705    LSI Logic Corp.(1)                                     112,427
-------------------------------------------------------------------------------
       15,442    Maxim Integrated Products, Inc.(1)                     382,344
-------------------------------------------------------------------------------
       28,782    Micron Technology, Inc.(1)                             356,033
-------------------------------------------------------------------------------
        8,565    National Semiconductor Corp.(1)                        102,266
-------------------------------------------------------------------------------
        6,985    Novellus Systems, Inc.(1)                              145,323
-------------------------------------------------------------------------------
        7,150    NVIDIA Corp.(1)                                         61,240
-------------------------------------------------------------------------------
        7,907    PMC-Sierra, Inc.(1)                                     30,600
-------------------------------------------------------------------------------
        8,719    Teradyne, Inc.(1)                                       83,702
-------------------------------------------------------------------------------
       83,064    Texas Instruments Inc.                               1,226,855
-------------------------------------------------------------------------------
       16,013    Xilinx, Inc.(1)                                        253,486
-------------------------------------------------------------------------------
                                                                      9,737,639
-------------------------------------------------------------------------------

SPECIALTY STORES -- 2.3%
-------------------------------------------------------------------------------
        5,056    Autozone Inc.(1)                                       398,716
-------------------------------------------------------------------------------
       13,946    Bed Bath & Beyond Inc.(1)                              454,430
-------------------------------------------------------------------------------
       15,399    Best Buy Co., Inc.(1)                                  343,552
-------------------------------------------------------------------------------
        5,566    Big Lots Inc.(1)                                        88,110
-------------------------------------------------------------------------------
       10,035    Circuit City Stores-Circuit
                 City Group                                             152,030
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                 (continued)

                                                                         ------
                                                                         11

Equity Index - Schedule of Investments

SEPTEMBER 30, 2002 (UNAUDITED)

Shares                                                                   Value
-------------------------------------------------------------------------------
       18,738    CVS Corp.                                       $      475,008
-------------------------------------------------------------------------------
      112,957    Home Depot, Inc.                                     2,948,179
-------------------------------------------------------------------------------
       37,302    Lowe's Companies, Inc.                               1,544,303
-------------------------------------------------------------------------------
       14,719    Office Depot, Inc.(1)                                  181,632
-------------------------------------------------------------------------------
        8,337    RadioShack Corp.(1)                                    167,240
-------------------------------------------------------------------------------
       22,388    Staples, Inc.(1)                                       286,454
-------------------------------------------------------------------------------
        6,927    Tiffany & Co.                                          148,446
-------------------------------------------------------------------------------
       10,030    Toys "R" Us, Inc.(1)                                   102,105
-------------------------------------------------------------------------------
       49,067    Walgreen Co.                                         1,509,301
-------------------------------------------------------------------------------
                                                                      8,799,506
-------------------------------------------------------------------------------

TELEPHONE -- 3.0%
-------------------------------------------------------------------------------
      184,239    AT&T Corp.                                           2,212,710
-------------------------------------------------------------------------------
       89,824    BellSouth Corp.                                      1,649,169
-------------------------------------------------------------------------------
        6,771    CenturyTel Inc.                                        151,874
-------------------------------------------------------------------------------
       13,433    Citizens Communications
                 Company(1)                                              91,076
-------------------------------------------------------------------------------
       80,198    Qwest Communications
                 International Inc.(1)                                  182,851
-------------------------------------------------------------------------------
      160,028    SBC Communications Inc.                              3,216,563
-------------------------------------------------------------------------------
       42,714    Sprint Corp.                                           389,552
-------------------------------------------------------------------------------
      130,781    Verizon Communications                               3,588,630
-------------------------------------------------------------------------------
                                                                     11,482,425
-------------------------------------------------------------------------------

THRIFTS -- 0.5%
-------------------------------------------------------------------------------
        7,422    Golden West Financial Corp.                            461,500
-------------------------------------------------------------------------------
       46,719    Washington Mutual, Inc.                              1,470,247
-------------------------------------------------------------------------------
                                                                      1,931,747
-------------------------------------------------------------------------------

TOBACCO -- 1.1%
-------------------------------------------------------------------------------
      101,754    Philip Morris Companies Inc.                         3,948,055
-------------------------------------------------------------------------------
        4,397    R.J. Reynolds Tobacco
                 Holdings, Inc.                                         177,287
-------------------------------------------------------------------------------
        8,124    UST Inc.                                               229,178
-------------------------------------------------------------------------------
                                                                      4,354,520
-------------------------------------------------------------------------------

Shares/Principal Amount                                                  Value
-------------------------------------------------------------------------------

TRUCKING, SHIPPING & AIR FREIGHT -- 1.1%
-------------------------------------------------------------------------------
       14,263    FedEx Corp.                                      $     714,148
-------------------------------------------------------------------------------
        2,926    Ryder System, Inc.                                      72,945
-------------------------------------------------------------------------------
       53,525    United Parcel Service, Inc. Cl B                     3,346,919
-------------------------------------------------------------------------------
                                                                      4,134,012
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATIONS -- 0.7%
-------------------------------------------------------------------------------
       14,896    ALLTEL Corp.                                           597,776
-------------------------------------------------------------------------------
      129,618    AT&T Wireless Services Inc.(1)                         534,026
-------------------------------------------------------------------------------
       43,614    Nextel Communications, Inc.(1)                         330,812
-------------------------------------------------------------------------------
       37,192    QUALCOMM Inc.(1)                                     1,027,058
-------------------------------------------------------------------------------
       47,495    Sprint Corp.-PCS Group(1)                               93,090
-------------------------------------------------------------------------------
                                                                      2,582,762
-------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $496,832,020)                                                 360,762,681
-------------------------------------------------------------------------------
===============================================================================
U.S. TREASURY SECURITIES -- 0.4%
       $1,500,000  U.S. Treasury Bills,
                   1.625%, 12/26/02(2)(3)
(Cost $1,494,177)                                                     1,494,590
-------------------------------------------------------------------------------
===============================================================================
TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES* -- 4.5%

Repurchase Agreement, Credit Suisse First
Boston, Inc. (U.S. Treasury obligations),
in a  joint trading account at 1.83%,
dated 9/30/02,  due 10/1/02 (Delivery value $16,900,859)
(Cost $16,900,000)                                                   16,900,000
-------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $515,226,197)                                                $379,157,271
===============================================================================
EQUITY FUTURES CONTRACTS*

                           Expiration         Underlying Face       Unrealized
     Purchased                Date            Amount at Value          Loss
-------------------------------------------------------------------------------

 88  S&P 500 Futures      December 2002        $17,925,600          $(1,794,502)
                                           ====================================

*EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

===============================================================================
NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

(2)  Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin or as
   collateral for futures contracts.

(3)  The yield to maturity at purchase is indicated.

See Notes to Financial Statements.

------
    12

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2002 (UNAUDITED)

ASSETS
--------------------------------------------------------------------
Investment securities, at value (cost of $515,226,197)(Note 6)     $379,157,271
--------------------------------------------------------------------
Cash                                                                    489,757
--------------------------------------------------------------------
Receivable for capital shares sold                                        1,915
--------------------------------------------------------------------
Dividends and interest receivable                                       519,811
--------------------------------------------------------------------------------
                                                                    380,168,754
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------
Payable for investments purchased                                        40,078
--------------------------------------------------------------------
Payable for variation margin on futures contracts                       232,505
--------------------------------------------------------------------
Accrued management fees (Note 2)                                        111,122
--------------------------------------------------------------------
Dividends payable                                                         9,234
--------------------------------------------------------------------------------
                                                                        392,939
--------------------------------------------------------------------------------
NET ASSETS                                                         $379,775,815
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------
Capital (par value and paid-in surplus)                            $617,056,166
--------------------------------------------------------------------
Accumulated net investment loss                                         (14,334)
--------------------------------------------------------------------
Accumulated net realized loss on investment transactions            (99,402,589)
--------------------------------------------------------------------
Net unrealized depreciation on investments (Note 6)                (137,863,428)
--------------------------------------------------------------------------------
                                                                   $379,775,815

INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                          $79,681,502
--------------------------------------------------------------------
Shares outstanding                                                   24,459,864
--------------------------------------------------------------------
Net asset value per share                                                 $3.26
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $300,094,313
--------------------------------------------------------------------
Shares outstanding                                                   92,050,102
--------------------------------------------------------------------
Net asset value per share                                                 $3.26
--------------------------------------------------------------------------------

See Notes to Financial Statements. See Glossary for a definition of the table.

                                                                         ------
                                                                         13

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED)

INVESTMENT INCOME

INCOME:
--------------------------------------------------------------------
Dividends                                                            $3,698,355
--------------------------------------------------------------------
Interest                                                                 89,529
--------------------------------------------------------------------------------
                                                                      3,787,884
--------------------------------------------------------------------------------

EXPENSES (Note 2):
--------------------------------------------------------------------
Management fees                                                         773,902
--------------------------------------------------------------------
Directors' fees and expenses                                              2,693
--------------------------------------------------------------------------------
                                                                        776,595
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                 3,011,289
--------------------------------------------------------------------------------

================================================================================
REALIZED AND UNREALIZED LOSS
--------------------------------------------------------------------
Net realized loss on investment transactions (Note 3)               (63,645,274)
--------------------------------------------------------------------
Change in net unrealized depreciation on investments (Note 6)       (92,476,242)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                   (156,121,516)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(153,110,227)
================================================================================

See Notes to Financial Statements. See Glossary for a definition of the table.

------
    14

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED) AND YEAR ENDED MARCH 31, 2002

INCREASE (DECREASE) IN NET ASSETS                  9/30/02            3/31/02
================================================================================
OPERATIONS
---------------------------------------------------------
Net investment income                       $    3,011,289      $    5,829,091
-------------------------------------------------------------------------------
Net realized loss                              (63,645,274)        (17,792,513)
-------------------------------------------------------------------------------
Change in net unrealized depreciation          (92,476,242)         10,341,159
-------------------------------------------------------------------------------
Net decrease in net assets resulting
from operations                               (153,110,227)         (1,622,263)
-------------------------------------------------------------------------------

===============================================================================
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
---------------------------------------------------------
  Investor Class                                  (553,643)           (827,507)
-------------------------------------------------------------------------------
  Institutional Class                           (2,522,234)         (4,998,301)
-------------------------------------------------------------------------------
Decrease in net assets from distributions       (3,075,877)         (5,825,808)
-------------------------------------------------------------------------------

===============================================================================
CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase (decrease) in net assets
from capital share transactions                (22,389,208)         52,424,990
-------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS         (178,575,312)         44,976,919
================================================================================
NET ASSETS

Beginning of period                            558,351,127         513,374,208
--------------------------------------------------------------------------------
End of period                                 $379,775,815        $558,351,127
================================================================================

Accumulated undistributed net
investment income (loss)                         $(14,334)             $50,254
================================================================================

See Notes to Financial Statements. See Glossary for a definition of the table.

                                                                         ------
                                                                         15

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2002 (UNAUDITED)

 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. American Century Equity Index Fund (the fund) is one fund in a series issued by the corporation. The fund is non-diversified under the 1940 Act. The investment objective of the fund is long-term capital growth. The fund seeks to achieve this objective by matching, as closely as possible, the investment characteristics and results of the
Standard & Poor's 500 Composite Price Index. The following significant accounting policies are in accordance with accounting  principles generally accepted in the United  States of America. These policies may require  the use of estimates by fund management.

MULTIPLE CLASS -- The fund is authorized to issue the following classes of shares: the Investor Class and the Institutional Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

                                                                    (continued)

------
     16

Notes to Financial Statements

SEPTEMBER 30, 2002 (UNAUDITED)

 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

 2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The annual management fee is
0.49% and 0.29% for the Investor and Institutional Class, respectively.

ACIM has entered into a Subadvisory Agreement with Barclays Global Fund Advisors
(BGFA) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining BGFA as the subadvisor of the fund.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century
Services Corporation.

During the six months ended September 30, 2002, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM (see Note 5).

 3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2002, were $53,022,102 and $87,659,261, respectively.

                                                                    (continued)

                                                                         ------
                                                                         17

Notes to Financial Statements

SEPTEMBER 30, 2002 (UNAUDITED)

 4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                                       SHARES         AMOUNT
================================================================================
INVESTOR CLASS
--------------------------------------------------------------------------------
SHARES AUTHORIZED                                   100,000,000
================================================================================
SIX MONTHS ENDED SEPTEMBER 30, 2002
---------------------------------------------------------
Sold                                                  5,938,315    $22,717,871
---------------------------------------------------------
Issued in reinvestment of distributions                 149,263        534,887
---------------------------------------------------------
Redeemed                                             (5,378,244)   (20,347,708)
--------------------------------------------------------------------------------
Net increase                                            709,334    $ 2,905,050
================================================================================
YEAR ENDED MARCH 31, 2002
---------------------------------------------------------
Sold                                                 15,412,602    $70,743,584
---------------------------------------------------------
Issued in reinvestment of distributions                 174,963        794,112
---------------------------------------------------------
Redeemed                                             (7,247,949)   (32,611,713)
--------------------------------------------------------------------------------
Net increase                                          8,339,616    $38,925,983
================================================================================
================================================================================
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
SHARES AUTHORIZED                                   350,000,000
================================================================================
SIX MONTHS ENDED SEPTEMBER 30, 2002
---------------------------------------------------------
Sold                                                 17,847,254   $68,850,092
---------------------------------------------------------
Issued in reinvestment of distributions                 676,672     2,422,775
---------------------------------------------------------
Redeemed                                            (24,574,299)  (96,567,125)
--------------------------------------------------------------------------------
Net decrease                                         (6,050,373) $(25,294,258)
================================================================================
YEAR ENDED MARCH 31, 2002
---------------------------------------------------------
Sold                                                 31,265,600   $143,337,53
---------------------------------------------------------
Issued in reinvestment of distributions               1,099,083     4,989,810
---------------------------------------------------------
Redeemed                                            (29,560,350) (134,828,340)
--------------------------------------------------------------------------------
Net increase                                          2,804,333   $13,499,007
================================================================================

 5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $650,000,000 unsecured bank line of credit agreement with JPM. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended September 30, 2002.

                                                                    (continued)

------
    18

Notes to Financial Statements

SEPTEMBER 30, 2002 (UNAUDITED)

 6. FEDERAL TAX INFORMATION

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

As of September 30, 2002, the components of investments for federal income tax purposes were as follows:

Federal Tax Cost of Investments                                   $529,319,375
================================================================================
Gross Tax Appreciation of Investments                              $16,025,911
--------------------------------------------------------------------
Gross Tax Depreciation of Investments                             (166,188,015)
--------------------------------------------------------------------------------
Net Tax Depreciation of Investments                              $(150,162,104)
================================================================================

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Following are the capital loss carryovers and capital loss deferral amounts at
March 31, 2002:

Accumulated Capital Losses                                         $13,556,875
--------------------------------------------------------------------
Capital Loss Deferral                                               $8,258,580
--------------------------------------------------------------------------------

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2009 through 2010.

The capital loss deferrals represent net capital losses incurred in the five-month period ended March 31, 2002. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

                                                                         ------
                                                                         19

Equity Index - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                 INVESTOR CLASS
--------------------------------------------------------------------------------
                                              2002(1)      2002        2001        2000       1999(2)
======================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period          $4.58       $4.63       $5.99       $5.20        $5.00
------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(3)                     0.02        0.04        0.05        0.05         0.01
---------------------------------------------
  Net Realized and Unrealized Gain (Loss)     (1.32)      (0.05)      (1.36)       0.83         0.19
------------------------------------------------------------------------------------------------------
  Total From Investment Operations            (1.30)      (0.01)      (1.31)       0.88         0.20
------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income                  (0.02)      (0.04)      (0.05)      (0.05)          --
---------------------------------------------
  From Net Realized Gains                        --          --          --       (0.04)          --
------------------------------------------------------------------------------------------------------
  Total Distributions                         (0.02)      (0.04)      (0.05)      (0.09)          --
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $3.26       $4.58       $4.63       $5.99        $5.20
======================================================================================================
  TOTAL RETURN(4)                            (28.37)%     (0.16)%    (22.04)%     17.17%        4.00%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                       0.49%(5)       0.49%       0.49%       0.49%    0.49%(5)
---------------------------------------------
Ratio of Net Investment
Income to Average Net Assets                1.13%(5)       0.91%       0.83%       0.94%    1.13%(5)
---------------------------------------------
Portfolio Turnover Rate                         12%           4%         10%         13%         0%
---------------------------------------------
Net Assets, End of Period
(in thousands)                              $79,682     $108,760     $71,415     $68,905    $17,010
------------------------------------------------------------------------------------------------------

(1)  Six months ended September 30, 2002 (unaudited).

(2)  February 26, 1999 (inception) through March 31, 1999.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return  assumes  reinvestment  of net  investment  income and capital gains  distributions,  if any. Total returns for periods less than one year are not  annualized.  The total  return of the  classes  may not  precisely reflect the class expense  differences because of the impact of calculating the net asset  values to two  decimal  places.  If net  asset  values  were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance  with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

See Notes to Financial Statements. See Glossary for a definition of the table.

------
    20

Equity Index - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED SEPTEMBER 30 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                               INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                             2002(1)      2002        2001        2000       1999(2)
======================================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period          $4.58       $4.64       $5.99       $5.20        $5.00
------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(3)                     0.03        0.05        0.06        0.06         0.01
---------------------------------------------
  Net Realized and Unrealized Gain (Loss)     (1.32)      (0.06)      (1.35)       0.84         0.19
------------------------------------------------------------------------------------------------------
  Total From Investment Operations            (1.29)      (0.01)      (1.29)       0.90         0.20
------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income                  (0.03)      (0.05)      (0.06)      (0.07)          --
---------------------------------------------
  From Net Realized Gains                        --          --          --       (0.04)          --
------------------------------------------------------------------------------------------------------
  Total Distributions                         (0.03)      (0.05)      (0.06)      (0.11)          --
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $3.26       $4.58       $4.64       $5.99        $5.20
======================================================================================================
  TOTAL RETURN(4)                            (28.29)%     (0.17)%    (21.72)%     17.43%        4.00%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                       0.29%(5)       0.29%       0.29%       0.29%    0.29%(5)
---------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                       1.33%(5)       1.11%       1.03%       1.14%    1.33%(5)
---------------------------------------------
Portfolio Turnover Rate                         12%           4%         10%         13%         0%
---------------------------------------------
Net Assets, End of Period
(in thousands)                             $300,094     $449,591    $441,959    $398,560   $264,580
------------------------------------------------------------------------------------------------------

(1)  Six months ended September 30, 2002 (unaudited).

(2)  February 26, 1999 (inception) through March 31, 1999.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return  assumes  reinvestment  of net  investment  income and capital gains  distributions,  if any. Total returns for periods less than one year are not  annualized.  The total  return of the  classes  may not  precisely reflect the class expense  differences because of the impact of calculating the net asset  values to two  decimal  places.  If net  asset  values  were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance  with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

See Notes to Financial Statements. See Glossary for a definition of the table.

                                                                         ------
                                                                         21

Share Class Information

Two classes of shares are authorized for sale by the fund: Investor Class and
Institutional Class.

INVESTOR CLASS shares are available for purchase directly from American Century without any commissions or other fees.  Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial  intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional  customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances  and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
    22

Retirement Account Information

As required by law, any distributions you receive from an IRA and certain 403(b)
distributions [not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you do not want us to withhold on this amount, you must notify us not to withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                                                         ------
                                                                         23

Background Information

INVESTMENT PHILOSOPHY AND POLICIES

American Century offers more than a dozen growth funds, including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own companies whose earnings and revenues are growing at an accelerating rate.
Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

In addition to these principles, each fund has its own investment policies:

THE EQUITY INDEX FUND seeks to match, as closely as possible, the investment characteristics and results of the S&P 500 Index. The S&P 500 Index comprises
500 selected common stocks, most of which are listed on the New York Stock
Exchange. The fund is managed by buying and selling stocks and other securities in order to build an investment portfolio that will match, as closely as possible, the investment characteristics of the S&P 500 Index.

Standard & Poor's, a division of The McGraw-Hill Companies, Inc., chooses the stocks included in the S&P 500 Index on a market capitalization-weighted basis.
The weightings of stocks in the S&P 500 Index are further based on each stock's total market capitalization relative to the other stocks contained in the index.
Because of this weighting, the fund expects that the 50 largest companies will make up a large proportion of the S&P 500 Index.

The advisor generally will select stocks for the fund's portfolio in order of their weightings in the S&P 500 Index, beginning with the heaviest-weighted stocks. The fund attempts to be fully invested at all times in the stocks that make up the S&P 500 Index, and, in any event, at least 80% of the fund's total assets will be so invested.

FUND MANAGEMENT

Barclays Global Fund Advisors (BGFA), a subsidiary of Barclays Global Investors
(BGI), serves as subadvisor of the American Century Equity Index Fund, with oversight by American Century's quantitative equity group. In 1971, BGI introduced the concept of indexing. With assets under management of more than
$600 billion, BGI is the world's largest institutional investment firm. BGI's clients include corporate and government retirement plans, universities, foundations, financial planning advisors, mutual fund distributors and central banks. A subsidiary of London, UK-based Barclays PLC, BGI is headquartered in
San Francisco, CA and has offices worldwide.

                                                                    (continued)

------
    24

Background Information

COMPARATIVE INDICES

The following index is used in the report to serve as fund performance comparisons. It is not an investment product available for purchase.

The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that  are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

                                                                         ------
                                                                         25

Glossary

AVERAGE ANNUAL RETURNS--the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial
Highlights" on pages 20-21.

BLUE CHIP STOCKS--stocks of the most established companies in American industry.
They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

GROWTH STOCKS--stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high
P/E ratios. Examples can include the stocks of high-tech and health care companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock)  more than
$8.1 billion. This is Lipper's market capitalization breakpoint as  of
September 30, 2002, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) between $1.8 billion and $8.1 billion. This is Lipper's market capitalization breakpoint as of September 30, 2002, although it may be subject to change based on market fluctuations. The  S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

NUMBER OF HOLDINGS--the number of securities, excluding temporary investments, held by a fund on a given date.

PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

                                                                    (continued)

------
    26

Glossary

PRICE/BOOK RATIO--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)
When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) less than
$1.8 billion. This is Lipper's market capitalization breakpoint as of September
30, 2002, although it may be subject to change based on market fluctuations.
The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

WEIGHTED AVERAGE MARKET CAPITALIZATION--average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus carefully before investing  to ensure its objectives, policies, and risk potential are consistent with  your needs.

INVESTMENT OBJECTIVE

Each fund's investment objective is stated in its prospectus. The objective typically falls within the following broad categories:

CAPITAL PRESERVATION--taxable and tax-free money market funds for relative stability of principal and liquidity.

INCOME-- taxable and tax-free bond funds that can provide current income.  They generally offer lower volatility levels than stock funds.

GROWTH & INCOME--funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

GROWTH--funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

                                                                    (continued)

                                                                         ------
                                                                         27

Glossary

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

MODERATE--these funds generally provide moderate return potential with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and/or interest income, fees and expenses, and investment gains or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

------
    28

Notes

                                                                         ------
                                                                         29

Notes

------
    30

[inside back cover]

                             AMERICAN CENTURY FUNDS

--------------------------------------------------------------------------------
                                     GROWTH
--------------------------------------------------------------------------------
AGGRESSIVE RISK

    DOMESTIC EQUITY                        INTERNATIONAL
    Veedot(reg.sm)                         Emerging Markets
    New Opportunities                      International Opportunities
    New Opportunities II                   International Discovery**
    Giftrust(reg.sm)                       International Growth
    Vista                                  Global Growth
    Heritage
    Growth                                 SPECIALTY
    Ultra(reg.sm)                          Technology
    Select                                 Life Sciences

--------------------------------------------------------------------------------
                               GROWTH AND INCOME
--------------------------------------------------------------------------------

MODERATE RISK

    ASSET ALLOCATION                       DOMESTIC EQUITY
    Balanced                               Equity Growth
    Strategic Allocation: Aggressive       Equity Index
    Strategic Allocation: Moderate         Large Company Value
    Strategic Allocation: Conservative     Tax-Managed Value
                                           Income & Growth
    SPECIALTY                              Value
    Global Gold                            Equity Income
    Global Natural Resources**
    Real Estate
    Utilities

AGGRESSIVE RISK

    DOMESTIC EQUITY
    Small Cap Quantitative
    Small Cap Value**

--------------------------------------------------------------------------------
                                     INCOME
--------------------------------------------------------------------------------

CONSERVATIVE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Ginnie Mae                             CA Intermediate-Term Tax-Free
    Inflation-Adjusted Bond                AZ Municipal Bond
    Short-Term Government                  FL Municipal Bond
                                           Tax-Free Bond
                                           CA Limited-Term Tax-Free

MODERATE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Government Bond                        CA Long-Term Tax-Free
    Target 2005*
    Diversified Bond

AGGRESSIVE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Target 2030*                           CA High-Yield Municipal
    Target 2025*                           High-Yield Municipal
    Target 2020*
    Target 2015*
    Target 2010*
    High-Yield
    International Bond

--------------------------------------------------------------------------------
                              CAPITAL PRESERVATION
--------------------------------------------------------------------------------

CONSERVATIVE RISK

    TAXABLE MONEY MARKETS                  TAX-FREE MONEY MARKETS
    Prime Money Market                     FL Municipal Money Market
    Government Agency Money Market         CA Tax-Free Money Market
    Capital Preservation                   Tax-Free Money Market
    Premium Money Market

The investment objective may be based on the fund's objective, as stated in its prospectus, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income  investment  objective,  the Target funds do not pay current  dividend  income.  Income  dividends are distributed once a year in
December.  The Target funds are listed in all three risk  categories  due to the dramatic  price  volatility  investors  may  experience  during  certain  market
conditions.   If  held  to  their  target  dates,  however,  they  can  offer  a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please  call   1-800-345-2021   for  a  prospectus,   which  contains  important
information  including  charges and  expenses.  You should  read the  prospectus carefully before you invest or send money.

[back cover]

CONTACT US

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AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

0210                               American Century Investment Services, Inc.
SH-ANN-31510N                      (c)2002 American Century Services Corporation

[front cover]

September 30, 2002

American Century
Semiannual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of natural rock arch]

Value
Equity Income
Small Cap Value
Large Company Value

[american century logo and text logo (reg. sm)]

[inside front cover]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers III with James E. Stowers, Jr.

Change is a reality for every business, but American Century's more than 40 years of investment management experience speaks to our ability to evolve as conditions warrant. This fall, we made several changes to our senior management structure.

Mark Mallon was named chief investment officer (CIO) of American Century
Investment Management, Inc. (ACIM), our investment management subsidiary. In his new role, Mark oversees more than 160 investment professionals who are managing approximately $75 billion in our International, U.S. Growth, Value, Quantitative
Equity, and Fixed Income portfolios. He continues to co-manage our Large Company
Value and Tax-Managed Value funds. Mark replaces Randy Merk, who left the firm in August.

Mark's top priority was to name successor CIOs for the two disciplines he previously managed. His appointments of Phil Davidson as CIO for Value Equity and John Schniedwind as CIO for Quantitative Equity recognize the significance of these disciplines. Phil, a chief architect of our value strategy, has two decades of investment experience. He remains a senior portfolio manager on our
Value and Equity Income funds. John, a 20-year American Century veteran, has been a leader in our Quantitative Equity group since its inception. He continues to co-manage our Income & Growth fund.

After spending the past two years researching and developing sophisticated investment management technologies, Jim Stowers III returns to the position of
CIO for U.S. Growth while retaining his roles on the Ultra and Veedot investment teams. For more than two decades, Jim has been a guiding force behind our earnings acceleration investment approach. He succeeds C. Kim Goodwin, who resigned in September.

Lastly, Bill Lyons, president and CEO of American Century Companies, takes on additional responsibilities as president of ACIM. Bill's assumption of the executive duties in ACIM allows our investment professionals to remain sharply focused on portfolio management.

We have built a legacy of investment management excellence, and we intend to keep it going through these challenging times. With our new team in place, you can be assured that American Century will continue its intense commitment to producing the best possible returns for you.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III

James E. Stowers, Jr.                    James E. Stowers III
Founder and Chairman                     Co-Chairman of the Board

                        "The Best is Yet to Be(reg.sm)"

Market Perspective ........................................................    1

VALUE

EQUITY INCOME

SMALL CAP VALUE

LARGE COMPANY VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION
Share Class Information ...................................................   64
Retirement Account Information ............................................   65
Background Information

Market Perspective from Phil Davidson

[photo of Phil Davidson]

Phil Davidson, chief investment officer, Value Equity

A VOLATILE PERIOD

Value stocks struggled during the six months ending September 30, 2002, a period that  proved to be one of the most  volatile  on  record.  During the second and third  quarters,  the Standard & Poor's  500/BARRA  Value Index,  reflecting the performance  of  value-oriented  shares,  declined  28.93%.  The S&P 500  Index, representative of the broad market, retreated 28.36%. The Nasdaq Composite, home to many  technology  companies,  fell  36.36%,  while the Dow  Jones  Industrial
Average dropped 26.29%.

DIFFICULT TERRAIN

The period opened poorly, as stocks continued to move unpredictably and investors struggled to make sense out of confusing--and sometimes conflicting--information about the health of the U.S. economy and stock market.
Despite a rash of disappointing first-quarter earnings, escalating anxiety about terrorism and mounting global instability, several key economic indicators told a positive story--manufacturing surged during the early part of the year and retail sales and consumer spending remained strong, possibly suggesting better days ahead.

By mid-summer, however, conditions had worsened perceptibly as caution gave way to anxiety. Equities declined sharply in the midst of an uneven economic recovery and disappointing corporate earnings. As sentiment soured, investors took little comfort from muted inflation and attractive interest rates--the lowest in a generation--which prompted a wave of refinancing and re-invigorated the housing market. The persistent dearth of business spending and lingering concerns over corporate governance drove money out of the stock market and into investments perceived to be safer, such as bonds and money market securities.

Unfortunately, the third quarter brought little relief. The stock market tumbled to new lows in late July, and by September, consumer confidence had declined for the fourth consecutive month and manufacturing began to lose steam. Then the
Federal Reserve declined to cut interest rates, disappointing investors who had hoped for another push for the economy. In this environment, consumer spending finally began to falter and business profit outlooks grew dimmer, as more than half of the companies that issued third-quarter guidance reported that they would fall short of earlier estimates. The looming threat of war with Iraq only made matters worse. By the

MARKET RETURNS
For the six months ended September 30, 2002
-------------------------------------------------------------------------------
    S&P 500/BARRA Value                                             -28.93%
-------------------------------------------------------------------------------
    S&P MidCap 400/BARRA Value                                      -23.26%
-------------------------------------------------------------------------------
    S&P SmallCap 600/BARRA Value                                    -25.88%
-------------------------------------------------------------------------------

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

                                                                    (continued)

                                                                          -----
                                                                          1

Market Perspective from Phil Davidson

end of the period, the major indices had suffered double-digit losses in an ongoing market decline that has drained $9 trillion in value from U.S. stocks since the March 2000 peak.

CAREFUL SELECTION

In such a punishing environment, virtually no market segment or investment class escaped the downdraft. Economically sensitive sectors, such as consumer cyclicals and technology, were among the hardest hit as the recovery appeared to unravel. Even defensive sectors such consumer non-cyclicals and health care posted losses. Value and growth stocks suffered almost equally. Size seemed to matter little, as well. Overall, mid-cap value shares fared slightly better than larger- and smaller-cap peers. The S&P MidCap 400/BARRA Value Index declined
23.26% during the period, compared to the 25.69% loss posted by the Russell 1000
Value Index, which tracks larger value firms. The S&P SmallCap 600/BARRA Value
Index, which reflects the performance of smaller value stocks, declined 25.88%.

A LOOK AHEAD

While the current market environment presents many challenges, it also offers a wealth of investment opportunity for value-minded investors. The investment landscape remains rich with the types of companies we seek--high-quality firms with strong balance sheets, solid underlying businesses and the strength to survive the market's difficulties--and we will continue to apply our disciplined value methodologies to identify them. We believe that these firms have the potential to provide competitive returns over time.

MARKET PERFORMANCE--GROWTH OF $1.00
For the six months ended September 30, 2002

These indices represent the performance of large-, medium-, and small-capitalization stocks.

------
     2

Value - Performance

TOTAL RETURNS AS OF SEPTEMBER 30, 2002
------------------------------------------------------------------------------------------------------
                                                                      LIPPER MULTI-CAP
                                                           VALUE        VALUE INDEX        S&P 500
------------------------------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 9/1/93)
------------------------------------------------------------------------------------------------------
  6 months(1)                                            -21.80%          -25.62%         -28.36%
------------------------------------------------------------------------------------------------------
  1 Year                                                  -8.55%          -14.25%         -20.49%
------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------------------
  3 Years                                                  1.89%           -3.76%          -12.89%
------------------------------------------------------------------------------------------------------
  5 Years                                                  2.19%           -0.93%           -1.63%
------------------------------------------------------------------------------------------------------
  Life of Class                                           10.60%            7.70%(2)         8.39%(2)
------------------------------------------------------------------------------------------------------
ADVISOR CLASS (INCEPTION 10/2/96)
------------------------------------------------------------------------------------------------------
  6 months(1)                                            -21.79%          -25.62%          -28.36%
------------------------------------------------------------------------------------------------------
  1 Year                                                  -8.77%          -14.25%          -20.49%
------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------------------
  3 Years                                                  1.66%           -3.76%          -12.89%
------------------------------------------------------------------------------------------------------
  5 Years                                                  1.94%           -0.93%           -1.63%
------------------------------------------------------------------------------------------------------
  Life of Class                                            7.00%            4.52%(3)         4.25%(3)
------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS (INCEPTION 7/31/97)
------------------------------------------------------------------------------------------------------
  6 months(1)                                            -21.72%          -25.62%          -28.36%
------------------------------------------------------------------------------------------------------
  1 Year                                                  -8.51%          -14.25%          -20.49%
------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------------------
  3 Years                                                  2.10%           -3.76%          -12.89%
------------------------------------------------------------------------------------------------------
  5 Years                                                  2.39%           -0.93%           -1.63%
------------------------------------------------------------------------------------------------------
  Life of Class                                            3.40%           -0.43%           -1.66%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                          VALUE           VALUE       LIPPER MULTI-CAP
                                        (NO CDSC*)      (WITH CDSC)     VALUE INDEX        S&P 500
------------------------------------------------------------------------------------------------------
C CLASS (INCEPTION 6/4/01)
------------------------------------------------------------------------------------------------------
  6 months(1)                            -22.20%          -22.98%          -25.62%         -28.36%
------------------------------------------------------------------------------------------------------
  1 Year                                  -9.47%          -10.36%          -14.25%         -20.49%
------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------------------
  Life of Class                          -13.35%          -13.68%          -21.22%(4)      -26.62%(4)
------------------------------------------------------------------------------------------------------

*CDSC stands for "contingent deferred sales charge." Value's CDSC is charged to investors if they redeem C Class shares within 18 months of purchase. The SEC requires that mutual funds provide performance information net of the CDSC in all cases where the charge could be applied. Returns "with CDSC" reflect the deduction of the 1.00% maximum CDSC imposed on shares redeemed within the reporting period.

(1)  Returns for periods less than one year are not annualized.

(2)  From 8/31/93, the date nearest the class's inception for which data are available.

(3)  From 10/3/96, the date nearest the class's inception for which data are available.

(4)  From 5/31/01, the date nearest the class's inception for which data are available.

See pages 64-68 for information about share classes, the indices, and returns.

                                                                    (continued)

                                                                          -----
                                                                          3

Value - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS
$10,000 investment made September 1, 1993

ONE-YEAR RETURNS OVER LIFE OF CLASS
Periods ended September 30
-----------------------------------------------------------------------------------------------------------
                   1993*   1994     1995     1996     1997    1998     1999     2000     2001      2002
-----------------------------------------------------------------------------------------------------------
Value              0.00%   7.41%   23.88%   22.15%   37.80%   -5.98%   12.04%    2.95%   12.36%    -8.55%
-----------------------------------------------------------------------------------------------------------
S&P 500           -0.77%   3.69%   29.75%   20.33%   40.45%    9.05%   27.80%   13.28%  -26.62%   -20.49%
-----------------------------------------------------------------------------------------------------------
Lipper Multi-Cap
Value             -0.07%   4.27%   23.51%   16.13%   37.54%   -7.19%   15.36%   10.61%   -6.04%   -14.25%
-----------------------------------------------------------------------------------------------------------

* From 9/1/93, the class's inception date. Index data from 8/31/93, the date nearest the class's inception for which data are available. Not annualized.

The graphs and tables on pages 3 and 4 give historical return data for Value.
Returns for the indices are provided for comparison. Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs and tables on this page are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total
Returns table on the previous page). Past performance does not guarantee future results. None of the graphs and tables reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
     4

Value - Performance Review

[photo of Phil Davidson and Scott Moore]

A performance summary from Phil Davidson (left) and Scott Moore, portfolio managers on the Value investment team.

The six months covered by this report were among the most volatile in memory, for both value and growth investors alike. Although your Value fund lost some ground since our last report to you, declining 21.80%(1) in the six months ending September 30, 2002, we are heartened by its performance compared to the
25.62% decline posted by its benchmark, the Lipper MultiCap Value Index, and the
28.36% loss recorded by the S&P 500 Index.

Value's solid longer-term performance also underscores the effectiveness of our approach. For the 12 months ending September 30, Value ranks 76th among the 472 value funds tracked by Lipper Inc.,(2) placing it within the top 17th percent of its peer group. For the five-year period ending on that date, the fund ranked in the 22nd percentile, finishing 52 out of the 236 value funds tracked by Lipper.
The rating agency ranks our fund 14th among the 99 funds it tracked since
Value's inception.

As is discussed in the Market Perspective on page 1, the months covered in this report were indeed difficult ones for equity investors. The majority of companies--seemingly without respect to size, sector or industry--struggled to gain a foothold in a marketplace that seemed to grow more volatile and unpredictable by the day. In such an environment, where few companies are performing well in absolute terms and fundamentally strong firms are struggling right along with those that are less successful, effective stock selection is of critical importance. For that reason, we adhere closely to our disciplined, bottom-up approach to finding undervalued, leading businesses whose underlying strength and stability will enable them to weather the market's difficulties. We believe Value's better performance compared to its benchmark during the period is testimony to the effectiveness of our approach.

POCKETS OF RELATIVE SUCCESS

Although few utilities performed well in absolute terms, we found some of our best opportunities in the utilities sector, a classic value group that has

PORTFOLIO AT A GLANCE
-------------------------------------------------------------------------------
                                                   AS OF 9/30/02
-------------------------------------------------------------------------------
Net Assets                                         $2.0 billion
-------------------------------------------------------------------------------
                                           9/30/02               3/31/02
-------------------------------------------------------------------------------
No. of Holdings                              75                    80
-------------------------------------------------------------------------------
P/E Ratio                                   23.4                  26.8
-------------------------------------------------------------------------------
Median Market                               $5.8                  $6.5
Capitalization                             billion               billion
-------------------------------------------------------------------------------
Weighted Average                            $28.0                 $40.0
Market Capitalization                      billion               billion
-------------------------------------------------------------------------------
Portfolio Turnover                         49%(1)                151%(2)
-------------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                     1.00%(3)               1.00%
-------------------------------------------------------------------------------
(1)  Six months ended 9/30/02.
(2)  Year ended 3/31/02.
(3)  Annualized.

(1)  All fund returns referenced in this review are for Investor Class shares.

(2)  Lipper rankings are based on average annual total returns. Past performance is no guarantee of future results.

Investment terms are defined in the Glossary on pages 68-70.        (continued)

                                                                         ------
                                                                         5

Value - Performance Review

become an increasingly tricky space in which to navigate in recent years. The sector has faced a host of challenges, including last year's energy crisis in
California, bankruptcies, disappointing earnings and, more recently, intensifying concerns about price manipulation and accounting practices as many firms gravitate toward a more aggressive debt profile. Our success in this arena can be credited to our bottom-up approach, which led us away from more speculative issues--firms with leveraged balance sheets or riskier business profiles, for example--and toward those with more conservative business models, solid finances and proven track records. As a result, we benefited not only through what we did own, but also by what we didn't. Top names during the period included FPL Group, Inc., which supplies electricity to eastern and southern
Florida, and Ameren Corp., which owns utilities that supply electricity and gas to Missouri and Illinois. Our confidence in both firms led us to build meaningful positions--a strategy that ultimately proved advantageous.

TOP FIVE INDUSTRIES
-------------------------------------------------------------------------------
                                              % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                           9/30/02               3/31/02
--------------------------------------------------------------------------------
Energy Reserves &
Production                                  8.8%                  7.4%
--------------------------------------------------------------------------------
Banks                                       6.4%                  5.1%
--------------------------------------------------------------------------------
Heavy Electrical
Equipment                                   5.1%                  3.0%
--------------------------------------------------------------------------------
Property & Casualty
Insurance                                   4.9%                  4.9%
--------------------------------------------------------------------------------
Securities & Asset
Management                                  4.8%                  3.1%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                           9/30/02               3/31/02
-------------------------------------------------------------------------------
U.S. Common Stocks
and Futures                                 93.6%                 93.4%
-------------------------------------------------------------------------------
Foreign Common Stocks                        5.9%                  5.2%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                       99.5%                 98.6%
-------------------------------------------------------------------------------
Temporary Cash
Investments                                  0.5%                  1.4%
-------------------------------------------------------------------------------

Our systematic search for high-quality bargains also led us to success in basic materials and health care, other groups that typically appeal to investors in search of predictable earnings at a reasonable price. Our process again led us to some of the most financially sound, well-managed firms the groups had to offer. A standout performer in the basic materials arena was 3M Company, a worldwide supplier of chemical products and adhesives, which also has been a significant contributor in previous periods. In the medical arena, our best bet was Abbott Laboratories, a diversified business with both medical technology and pharmaceutical orientations that have it enabled to better withstand various market pressures.

The financials sector was yet another source of strength for the fund. Most industries comprising this sector have struggled recently, a sharp contrast to their strong performance in late 2001 and early 2002. Although the banking industry labored under credit quality problems and rising loan defaults, adherence to our discipline meant we were well positioned in higher-quality banks. One such holding was First Virginia Banks, a well-diversified regional operation serving Virginia, Maryland and Tennessee. This funda-

                                                                    (continued)

------
     6

Value - Performance Review

mentally sound firm's more conservative lending practices translated into strength in its loan portfolio. A strong performer during the previous period,
First Virginia emerged as Value's best holding for the six months.

TOUGH TERRAIN

Intensifying concerns about the prospect of war with Iraq and lower-than-expected profits--despite the relatively high price of oil--hurt our performance in the energy sector. One of our largest detractors was industry leader Exxon Mobil Corp., a strong performer in previous periods whose stock price has unfortunately mirrored the recent downturn in its bottom line. A second detractor was integrated oil firm BP plc. Despite BP's impressive production growth and successfully managed exploration and development costs, it has nonetheless struggled in the negative market environment. We believe both firms' troubles are temporary and their prospects are favorable, so we're sitting tight.

A final trouble spot was the beleaguered technology sector. The story here hasn't changed much; companies that depend on information technology spending have suffered as corporations, anxious about economic recovery, continued to hold off on IT spending. Nonetheless, Value benefited from both strong individual security selection and the ability to buy quality names, such as IBM, during the sell off. Limited exposure to the struggling computer software and
Internet industries also worked in the fund's favor.

THE MONTHS AHEAD

Given the state of investor anxiety about the economy and the equity market, conditions are likely to remain volatile in the months ahead. But regardless of the market environment, we remain committed to our discipline of buying fundamentally sound businesses that have transitory issues affecting the price of their stock. We believe these firms offer the greatest potential for attractive, risk-adjusted returns over the long term.

TOP TEN HOLDINGS
-------------------------------------------------------------------------------
                                              % OF FUND INVESTMENTS
-------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                           9/30/02               3/31/02
-------------------------------------------------------------------------------
BP plc                                      3.1%                  3.0%
-------------------------------------------------------------------------------
First Virginia Banks, Inc.                  3.1%                  3.3%
-------------------------------------------------------------------------------
Kimberly-Clark Corp.                        3.1%                  3.1%
-------------------------------------------------------------------------------
Martin Marietta
Materials, Inc.                             3.0%                  2.9%
-------------------------------------------------------------------------------
Emerson Electric Co.                        2.7%                  2.2%
-------------------------------------------------------------------------------
Exxon Mobil Corp.                           2.6%                  3.0%
-------------------------------------------------------------------------------
Waste Management, Inc.                      2.6%                  3.0%
-------------------------------------------------------------------------------
Allstate Corp.                              2.5%                  2.8%
-------------------------------------------------------------------------------
International Business
Machines Corp.                              2.3%                   --
-------------------------------------------------------------------------------
AGL Resources Inc.                          2.3%                  1.9%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary on pages 68-70.

                                                                         ------
                                                                         7

Value - Schedule of Investments

SEPTEMBER 30, 2002 (UNAUDITED)

Shares                                                                   Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 93.4%
--------------------------------------------------------------------------------

AIRLINES -- 0.3%
--------------------------------------------------------------------------------
          481,700  Southwest Airlines Co.                        $    6,291,002
--------------------------------------------------------------------------------

APPAREL & TEXTILES -- 0.6%
--------------------------------------------------------------------------------
          357,200  Jones Apparel Group, Inc.(1)                      10,966,040
--------------------------------------------------------------------------------

BANKS -- 6.4%
--------------------------------------------------------------------------------
        1,621,200  First Virginia Banks, Inc.                        60,470,760
--------------------------------------------------------------------------------
          999,200  Marshall & Ilsley Corp.                           27,867,688
--------------------------------------------------------------------------------
          621,700  SunTrust Banks, Inc.                              38,222,116
--------------------------------------------------------------------------------
                                                                    126,560,564
--------------------------------------------------------------------------------

CHEMICALS -- 4.6%
--------------------------------------------------------------------------------
          284,000  3M Co.                                            31,231,480
--------------------------------------------------------------------------------
          968,800  Air Products & Chemicals, Inc.                    40,699,288
--------------------------------------------------------------------------------
          468,200  Minerals Technologies Inc.                        17,356,174
--------------------------------------------------------------------------------
                                                                     89,286,942
--------------------------------------------------------------------------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 2.3%
--------------------------------------------------------------------------------
          774,300  International Business
                   Machines Corp.                                    45,211,377
--------------------------------------------------------------------------------

CONSTRUCTION & REAL PROPERTY -- 3.9%
--------------------------------------------------------------------------------
          747,600  Fluor Corp.                                       18,271,344
--------------------------------------------------------------------------------
        1,813,570  Martin Marietta Materials, Inc.                   59,067,975
--------------------------------------------------------------------------------
                                                                     77,339,319
--------------------------------------------------------------------------------

CONSUMER DURABLES -- 1.5%
--------------------------------------------------------------------------------
          829,685  Miller (Herman), Inc.                             14,739,354
--------------------------------------------------------------------------------
          336,600  Whirlpool Corp.                                   15,436,476
--------------------------------------------------------------------------------
                                                                     30,175,830
--------------------------------------------------------------------------------

DEFENSE/AEROSPACE -- 3.9%
--------------------------------------------------------------------------------
          918,000  Honeywell International Inc.                      19,883,880
--------------------------------------------------------------------------------
          743,200  Raytheon Company                                  21,775,760
--------------------------------------------------------------------------------
        1,539,900  Rockwell Collins                                  33,785,406
--------------------------------------------------------------------------------
                                                                     75,445,046
--------------------------------------------------------------------------------

DEPARTMENT STORES -- 1.2%
--------------------------------------------------------------------------------
          828,400  Federated Department
                   Stores, Inc.(1)                                   24,388,096
--------------------------------------------------------------------------------

DRUGS -- 4.1%
--------------------------------------------------------------------------------
          696,200  Abbott Laboratories                               28,126,480
--------------------------------------------------------------------------------
        1,569,800  Bristol-Myers Squibb Co.                          37,361,240
--------------------------------------------------------------------------------
          602,157  Watson Pharmaceuticals, Inc.(1)                   14,758,868
--------------------------------------------------------------------------------
                                                                     80,246,588
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 1.6%
--------------------------------------------------------------------------------
        1,473,600  AVX Corporation                                   12,761,376
--------------------------------------------------------------------------------
        1,062,300  Littelfuse, Inc.(1)(2)                            17,814,771
--------------------------------------------------------------------------------
                                                                     30,576,147
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

ELECTRICAL UTILITIES -- 4.2%
--------------------------------------------------------------------------------
          633,085  Ameren Corp.                                  $   26,367,990
--------------------------------------------------------------------------------
          832,522  FPL Group, Inc.                                   44,789,684
--------------------------------------------------------------------------------
          458,000  Wisconsin Energy Corp.                            11,129,400
--------------------------------------------------------------------------------
                                                                     82,287,074
--------------------------------------------------------------------------------

ENERGY RESERVES &
PRODUCTION -- 8.8%
--------------------------------------------------------------------------------
        1,546,400  BP Plc ADR                                        61,701,359
--------------------------------------------------------------------------------
          404,400  ChevronTexaco Corp.                               28,004,700
--------------------------------------------------------------------------------
        1,605,200  Exxon Mobil Corp.                                 51,205,880
--------------------------------------------------------------------------------
          835,072  Royal Dutch Petroleum Co.
                   New York Shares                                   33,544,842
--------------------------------------------------------------------------------
                                                                    174,456,781
--------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES -- 2.6%
--------------------------------------------------------------------------------
        2,155,900  Waste Management, Inc.                            50,275,588
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 2.4%
--------------------------------------------------------------------------------
          460,400  Freddie Mac                                       25,736,360
--------------------------------------------------------------------------------
          286,100  MBIA Inc.                                         11,429,695
--------------------------------------------------------------------------------
          110,300  Student Loan Corp. (The)                           9,979,944
--------------------------------------------------------------------------------
                                                                     47,145,999
--------------------------------------------------------------------------------

FOOD & BEVERAGE -- 2.3%
--------------------------------------------------------------------------------
        2,001,800  Campbell Soup Company                             44,199,744
--------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER -- 1.0%
--------------------------------------------------------------------------------
          543,395  Bowater Inc.                                      19,181,844
--------------------------------------------------------------------------------

GAS & WATER UTILITIES -- 3.9%
--------------------------------------------------------------------------------
        2,029,800  AGL Resources Inc.                                44,838,282
--------------------------------------------------------------------------------
        1,307,700  WGL Holdings Inc.(3)                              31,267,107
--------------------------------------------------------------------------------
                                                                     76,105,389
--------------------------------------------------------------------------------

HEAVY ELECTRICAL EQUIPMENT -- 5.1%
--------------------------------------------------------------------------------
        1,754,326  American Power
                   Conversion Corp.(1)                               16,806,443
--------------------------------------------------------------------------------
          309,800  Crane Co.                                          6,121,648
--------------------------------------------------------------------------------
        1,048,507  Dover Corp.                                       26,611,108
--------------------------------------------------------------------------------
        1,191,100  Emerson Electric Co.                              52,336,934
--------------------------------------------------------------------------------
                                                                    101,876,133
--------------------------------------------------------------------------------

HEAVY MACHINERY -- 1.6%
--------------------------------------------------------------------------------
          640,000  Caterpillar Inc.                                  23,820,800
--------------------------------------------------------------------------------
          177,600  Deere & Co.                                        8,071,920
--------------------------------------------------------------------------------
                                                                     31,892,720
--------------------------------------------------------------------------------

HOME PRODUCTS -- 4.5%
--------------------------------------------------------------------------------
          694,000  Clorox Company                                    27,884,920
--------------------------------------------------------------------------------
        1,066,400  Kimberly-Clark Corp.                              60,400,896
--------------------------------------------------------------------------------
                                                                     88,285,816
--------------------------------------------------------------------------------

INDUSTRIAL PARTS -- 1.0%
--------------------------------------------------------------------------------
          564,400  Pall Corp.                                         8,911,876
--------------------------------------------------------------------------------
          412,700  York International Corp.                          11,638,140
--------------------------------------------------------------------------------
                                                                     20,550,016
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
     8

Value - Schedule of Investments

SEPTEMBER 30, 2002 (UNAUDITED)

Shares                                                                   Value
--------------------------------------------------------------------------------

INFORMATION SERVICES -- 0.4%
--------------------------------------------------------------------------------
          228,400  ADVO, Inc.(1)                                 $    7,251,700
--------------------------------------------------------------------------------

LIFE & HEALTH INSURANCE -- 1.2%
--------------------------------------------------------------------------------
          994,500  MetLife, Inc.                                     22,634,820
--------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES -- 2.1%
--------------------------------------------------------------------------------
          498,900  Beckman Coulter Inc.                              19,307,430
--------------------------------------------------------------------------------
          413,200  Becton Dickinson & Co.                            11,734,880
--------------------------------------------------------------------------------
          421,800  Waters Corp.(1)                                   10,228,650
--------------------------------------------------------------------------------
                                                                     41,270,960
--------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES -- 0.9%
--------------------------------------------------------------------------------
          661,700  Mettler-Toledo
                   International, Inc.(1)                            17,204,200
--------------------------------------------------------------------------------

MOTOR VEHICLES & PARTS -- 0.1%
--------------------------------------------------------------------------------
           81,600  Toyota Motor Corp. ORD                             2,097,118
--------------------------------------------------------------------------------

OIL SERVICES -- 1.4%
--------------------------------------------------------------------------------
        1,328,200  Diamond Offshore Drilling, Inc.                   26,497,590
--------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE -- 4.9%
--------------------------------------------------------------------------------
        1,361,000  Allstate Corp.                                    48,383,550
--------------------------------------------------------------------------------
          392,600  Chubb Corp.                                       21,526,258
--------------------------------------------------------------------------------
          422,300  Horace Mann Educators Corp.                        6,207,810
--------------------------------------------------------------------------------
          478,200  MGIC Investment Corp.                             19,524,906
--------------------------------------------------------------------------------
                                                                     95,642,524
--------------------------------------------------------------------------------

PUBLISHING -- 1.9%
--------------------------------------------------------------------------------
          956,900  Dow Jones & Co., Inc.                             36,754,529
--------------------------------------------------------------------------------

RAILROADS -- 0.5%
--------------------------------------------------------------------------------
          163,000  Union Pacific Corp.                                9,432,810
--------------------------------------------------------------------------------

RESTAURANTS -- 0.8%
--------------------------------------------------------------------------------
          861,269  McDonald's Corp.                                  15,210,011
--------------------------------------------------------------------------------

SECURITIES & ASSET MANAGEMENT -- 4.8%
--------------------------------------------------------------------------------
        1,395,700  Edwards (A.G.), Inc.                              44,634,486
--------------------------------------------------------------------------------
        1,153,200  Merrill Lynch & Co., Inc.                         37,997,940
--------------------------------------------------------------------------------
          480,907  T. Rowe Price Group Inc.                          12,025,080
--------------------------------------------------------------------------------
                                                                     94,657,506
--------------------------------------------------------------------------------

Shares/Principal Amount                                                  Value
--------------------------------------------------------------------------------

SEMICONDUCTOR -- 1.9%
-------------------------------------------------------------------------------
          568,600  Intel Corp.                                   $    7,889,325
--------------------------------------------------------------------------------
        2,078,200  Teradyne, Inc.(1)                                 19,950,720
--------------------------------------------------------------------------------
          997,500  Vishay Intertechnology, Inc.(1)                    8,778,000
--------------------------------------------------------------------------------
                                                                     36,618,045
--------------------------------------------------------------------------------

TELEPHONE -- 3.9%
--------------------------------------------------------------------------------
        1,881,200  BellSouth Corp.                                   34,538,832
--------------------------------------------------------------------------------
          660,900  CenturyTel Inc.                                   14,823,987
--------------------------------------------------------------------------------
          204,425  Commonwealth Telephone
                   Enterprise Inc.(1)                                 7,108,878
--------------------------------------------------------------------------------
        1,011,466  SBC Communications Inc.                           20,330,467
--------------------------------------------------------------------------------
                                                                     76,802,164
--------------------------------------------------------------------------------

TOBACCO -- 0.8%
--------------------------------------------------------------------------------
          521,072  UST Inc.                                          14,699,441
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $2,032,948,728)                                             1,829,517,473
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES** -- 6.1%
--------------------------------------------------------------------------------
     $120,183,000  FHLB Discount Notes,
                   1.85%, 10/1/02(4)
(Cost $120,183,000)                                                 120,183,000
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.5%
--------------------------------------------------------------------------------
        9,517,000  FHLB Discount Notes,
                   1.85%, 10/1/02(4)
(Cost $9,517,000)                                                     9,517,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $2,162,648,728)                                            $1,959,217,473
================================================================================

See Notes to Financial Statements.                                  (continued)

                                                                         ------
                                                                         9

Value - Schedule of Investments

SEPTEMBER 30, 2002 (UNAUDITED)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

        Contracts           Settlement                            Unrealized
          to Sell              Date                Value             Loss
--------------------------------------------------------------------------------
     151,776,000 JPY        10/31/2002          $1,248,227         $(9,431)
                                          ======================================

(Value on Settlement Date $1,238,796)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future --
 and at a prearranged exchange rate.

EQUITY FUTURES CONTRACTS**

                           Expiration         Underlying Face     Unrealized
       Purchased              Date            Amount at Value        Loss
--------------------------------------------------------------------------------
  590  S&P 500 Futures    December 2002        $120,183,000     $(12,548,028)
                                            ====================================

**EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
FHLB = Federal Home Loan Bank
JPY = Japanese Yen
ORD = Foreign Ordinary Share

(1)  Non-income producing.

(2)  Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the
     Investment Company Act of 1940. (See Note 5 in Notes to Financial
     Statements for a summary of transactions for each issuer which is or was an affiliate at or during the six months ended September 30, 2002.)

(3)  Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(4)  The yield to maturity at purchase is indicated.

See Notes to Financial Statements.

------
    10

Equity Income - Performance

TOTAL RETURNS AS OF SEPTEMBER 30, 2002
--------------------------------------------------------------------------------------------------------
                                                                           LIPPER EQUITY
                                                         EQUITY INCOME     INCOME INDEX        S&P 500
--------------------------------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 8/1/94)
--------------------------------------------------------------------------------------------------------
  6 months(1)                                               -14.95%           -24.79%          -28.36%
--------------------------------------------------------------------------------------------------------
  1 Year                                                     -3.72%           -16.74%          -20.49%
--------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------------------------
  3 Years                                                    5.53%            -6.38%           -12.89%
--------------------------------------------------------------------------------------------------------
  5 Years                                                    6.74%            -1.18%            -1.63%
--------------------------------------------------------------------------------------------------------
  Life of Class                                             13.34%             7.23%(2)          9.20%(2)
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS (INCEPTION 3/7/97)
--------------------------------------------------------------------------------------------------------
  6 months(1)                                              -15.06%           -24.79%           -28.36%
--------------------------------------------------------------------------------------------------------
  1 Year                                                    -3.96%           -16.74%           -20.49%
--------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------------------------
  3 Years                                                    5.26%            -6.38%           -12.89%
--------------------------------------------------------------------------------------------------------
  5 Years                                                    6.47%            -1.18%            -1.63%
--------------------------------------------------------------------------------------------------------
  Life of Class                                              9.39%             1.75%(3)          1.79%(3)
--------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS (INCEPTION 7/8/98)
--------------------------------------------------------------------------------------------------------
  6 months(1)                                              -14.86%           -24.79%           -28.36%
--------------------------------------------------------------------------------------------------------
  1 Year                                                    -3.53%           -16.74%           -20.49%
--------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------------------------
  3 Years                                                    5.74%            -6.38%           -12.89%
--------------------------------------------------------------------------------------------------------
  Life of Class                                              6.04%            -4.35%(4)         -6.75%(4)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                        EQUITY INCOME    EQUITY INCOME     LIPPER EQUITY
                                         (NO CDSC*)       (WITH CDSC)      INCOME INDEX        S&P 500
--------------------------------------------------------------------------------------------------------
C CLASS (INCEPTION 7/13/01)
--------------------------------------------------------------------------------------------------------
  6 months(1)                              -15.39%          -16.23%           -24.79%          -28.36%
--------------------------------------------------------------------------------------------------------
  1 Year                                    -4.69%           -5.62%           -16.74%          -20.49%
--------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------------------------
  Life of Class                             -6.82%           -7.32%           -20.56%(5)       -26.52%(5)
--------------------------------------------------------------------------------------------------------

*CDSC stands for  "contingent  deferred sales charge."  Equity  Income's CDSC is charged to investors if they redeem C Class shares within 18 months of purchase.
The SEC requires that mutual funds provide  performance  information  net of the
CDSC in all cases where the charge could be applied. Returns "with CDSC" reflect the  deduction of the 1.00% maximum CDSC imposed on shares  redeemed  within the reporting period.

(1)  Returns for periods less than one year are not annualized.

(2)  From 7/31/94, the date nearest the class's inception for which data are available.

(3)  From 3/6/97, the date nearest the class's inception for which data are available.

(4)  From 7/9/98, the date nearest the class's inception for which data are available.

(5)  From 7/12/01, the date nearest the class's inception for which data are available.

See pages 64-68 for information about share classes, the indices, and returns.

                                                                    (continued)

                                                                         ------
                                                                          11

Equity Income - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS
$10,000 investment made August 1, 1994

ONE-YEAR RETURNS OVER LIFE OF CLASS
Periods ended September 30
--------------------------------------------------------------------------------------------------------
                        1994*    1995     1996     1997    1998     1999     2000     2001      2002
--------------------------------------------------------------------------------------------------------
Equity Income           2.48%   20.48%   20.89%   34.35%   1.67%   15.98%    6.80%   14.30%    -3.72%
--------------------------------------------------------------------------------------------------------
S&P 500                 1.55%   29.75%   20.33%   40.45%   9.05%   27.80%   13.28%  -26.62%   -20.49%
--------------------------------------------------------------------------------------------------------
Lipper Equity Income    1.37%   20.28%   15.51%   33.25%   1.29%   13.36%    8.10%   -8.82%   -16.74%
--------------------------------------------------------------------------------------------------------

*From 8/1/94, the class's inception date. Index data from 7/31/94, the date nearest the class's inception for which data are available. Not annualized.

The graphs and tables on pages 11 and 12 give historical return data for Equity
Income. Returns for the indices are provided for comparison. Equity Income's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs and tables on this page are based on Investor Class shares only;
performance for other classes will vary due to differences in fee structures
(see the Total Returns table on the previous page). Past performance does not guarantee future results. None of the graphs and tables reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
    12

Equity Income - Performance Review

[photo of Phil Davidson and Scott Moore]

A performance summary from Phil Davidson (left) and Scott Moore, portfolio managers on the Equity Income investment team.

The six months covered by this report go on record as among the most volatile in market history, for both value and growth investors alike. In this environment, we are heartened by Equity Income's performance relative to its benchmark and the broad market. Although the fund declined 14.95%(1) during the six months ending September 30, 2002, it handily outperformed its benchmark, the Lipper
Equity Income Index, which fell 24.79%, and also far outpaced the 28.36% loss recorded by the S&P 500 Index.

Equity Income's longer-term performance also has been strong. For the 12 months ending September 30, Equity Income ranked third among the 196 equity income funds tracked by Lipper, Inc.,(2) placing it within the top two percent of its peer group. For the five-year period ending on that date, Equity Income took the third-place spot among the 140 funds tracked by Lipper. Finally, of the 74 funds tracked by Lipper since the fund's inception, Equity Income ranked first. We believe this life-of-fund ranking underscores the long-term success of our methodology.

As is discussed in the Market Perspective on page 1, the months covered in this report were challenging and difficult ones for equity investors. Almost without exception, and seemingly without regard to sector or industry, firms struggled in a marketplace made ever more volatile by declining corporate profits, continued anxiety about the reliability of corporate accounting, the prospect of war in the Middle East, and deepening pessimism regarding a sustainable economic recovery.

In such an environment, where dishearteningly few companies demonstrated absolute strength and fundamentally sound companies fared no better than their weaker counterparts, effective stock selection is critically important. It is for that reason that we adhere closely to our time-tested, disciplined approach to identify undervalued, leading businesses whose underlying strength and stability will enable them to persevere. Equity Income's superior performance compared to its benchmarks during the period is, in our view, proof of the effectiveness of our approach.

PORTFOLIO AT A GLANCE
-------------------------------------------------------------------------------
                                                   AS OF 9/30/02
-------------------------------------------------------------------------------
Net Assets                                         $1.2 billion
-------------------------------------------------------------------------------
                                           9/30/02               3/31/02
-------------------------------------------------------------------------------
No. of Holdings                              84                    77
-------------------------------------------------------------------------------
P/E Ratio                                   21.8                  27.0
-------------------------------------------------------------------------------
Median Market                               $6.9                  $6.5
Capitalization                             billion               billion
-------------------------------------------------------------------------------
Weighted Average                            $26.2                 $41.2
Market Capitalization                      billion               billion
-------------------------------------------------------------------------------
Portfolio Turnover                         64%(1)                139%(2)
-------------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                      1.00%(3)                1.00%
-------------------------------------------------------------------------------

(1)  Six months ended 9/30/02.
(2)  Year ended 3/31/02.
(3)  Annualized.

(1)  All fund returns referenced in this review are for Investor Class shares.

(2)  Lipper rankings are based on average annual total returns. Past performance is no guarantee of future results.

Investment terms are defined in the Glossary on pages 68-70.        (continued)

                                                                         ------
                                                                         13

Equity Income - Performance Review

SOME SUCCESSES

The utilities sector--a traditionally higher-yielding, less volatile group--has in recent years become an increasingly tricky space in which to navigate. A host of challenges have preyed upon the group, including last year's energy crisis in
California, bankruptcies, successive quarters of disappointing earnings and mounting debt problems and, more recently, intensifying concerns about accounting irregularities and price manipulation as some firms have adopted more aggressive business models. Our focus on quality served us well in this environment, leading us away from riskier issues--firms with leveraged balance sheets or excess capacity, for example--and toward more conservatively managed, fundamentally sound enterprises. The result was that we sidestepped the firms that stumbled the most and also benefited by owning those that better weathered the market's difficulties during the period. Examples include natural gas distributor AGL Resources, whose utilities serve Georgia and southern Tennessee, and Piedmont Natural Gas, which pipes gas to several southeastern states. AGL's success is the result of effective

TOP FIVE INDUSTRIES
-------------------------------------------------------------------------------
                                              % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                           9/30/02               3/31/02
--------------------------------------------------------------------------------
Energy Reserves &
Production                                  9.1%                  7.0%
--------------------------------------------------------------------------------
Gas & Water Utilities                       7.7%                  8.5%
--------------------------------------------------------------------------------
Heavy Electrical
Equipment                                   5.2%                  5.4%
--------------------------------------------------------------------------------
Electrical Utilities                        5.1%                  6.7%
--------------------------------------------------------------------------------
Semiconductor                               5.1%                  2.1%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                           9/30/02               3/31/02
-------------------------------------------------------------------------------
U.S. Common Stocks
and Futures                                 68.4%                 63.5%
-------------------------------------------------------------------------------
Foreign Common Stocks                        5.8%                  4.0%
-------------------------------------------------------------------------------
Convertible
Preferred Stocks                            11.6%                 14.2%
-------------------------------------------------------------------------------
Convertible Bonds                           13.9%                 16.2%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                       99.7%                 97.9%
-------------------------------------------------------------------------------
Temporary
Cash Investments                             0.3%                  2.1%
-------------------------------------------------------------------------------

cost-cutting and debt reduction efforts, while Piedmont can trace its strength to decreased operating expenses and continued stable revenue growth in its service territory. These firms' solid showing during the period helped propel
Equity Income's performance ahead of that of its benchmark.

Our systematic search for high-quality bargains also led us to success among specialty chemicals firms, another group that typically appeals to investors in search of predictable earnings at a reasonable price. Our process again led us to some of the most financially sound, well-managed firms the group had to offer. A standout performer in the specialty chemicals arena was 3M Company, a worldwide supplier of chemical products and adhesives, which also has been a significant contributor in previous periods.

A third area of success was technology. Equity Income was helped by its limited exposure to the volatile software and Internet industries and better security selection. One of our best technology bets during the period was semiconductor maker Texas Instruments (TI), a leading firm with sound management, a

                                                                    (continued)

------
    14

Equity Income - Performance Review

great balance sheet and good cash flows. Although TI's earnings came under pressure, the firm nonetheless outperformed the market. We benefited additionally because we held the convertible bond, which afforded us some great downside protection via its strong yield.

POCKETS OF TROUBLE

As market conditions deteriorated over the course of the summer, investors were quick to trade their stake in consumer cyclicals firms, whose earnings typically track the business cycle, for ones in firms whose products and services tend to remain in demand regardless of the larger economic picture. As a result, department and specialty stores, clothing retailers, automobile makers and manufacturers of consumer durables saw their shares plummet. Although our value discipline led us to the higher quality names--those less apt to be taken down in the melee--we were unable to entirely sidestep damage. Our greatest detractor in this group was May Department Stores, which operates more than 400 department stores across the United States. The difficult retail environment and increasing competition have made recent months unpleasant; however, we believe this high-quality, well-managed company's future prospects hold promise and are maintaining this position.

Although health care holdings generally were a source of strength for the fund, we felt some pain at the hands of Bristol Myers Squibb, which coincidentally was among the fund's top contributors in previous periods. Despite its strong underlying business, the firm has stumbled due to excess inventories, slowing sales resulting from patent expirations on several of its key pharmaceuticals, and lower near-term earnings. Although this holding closed the period as Equity
Income's greatest detractor, we are maintaining our position.

LOOKING FORWARD

Given the state of investor anxiety about the economy and the equity market, conditions are likely to remain volatile in the months ahead. But regardless of the market environment, we remain committed to our discipline of buying fundamentally sound businesses that have transitory issues affecting the price of their stock. We believe this approach gives the fund a significant yield cushion and downside protection during periods of market turbulence.

 TOP TEN HOLDINGS
-------------------------------------------------------------------------------
                                              % OF FUND INVESTMENTS
-------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                           9/30/02               3/31/02
-------------------------------------------------------------------------------
Union Pacific
Capital Trust                               3.9%                  3.2%
-------------------------------------------------------------------------------
Piedmont Natural
Gas Co., Inc.                               3.5%                  3.5%
-------------------------------------------------------------------------------
BP plc                                      3.4%                  3.2%
-------------------------------------------------------------------------------
Kimberly-Clark Corp.                        3.1%                  1.3%
-------------------------------------------------------------------------------
Emerson Electric Co.                        2.6%                  1.9%
-------------------------------------------------------------------------------
Hubbell Inc. Cl B                           2.3%                  1.7%
-------------------------------------------------------------------------------
WGL Holdings Inc.                           2.3%                  2.4%
-------------------------------------------------------------------------------
Air Products &
Chemicals, Inc.                             2.2%                  1.0%
-------------------------------------------------------------------------------
Nordson Corp.                               2.1%                  1.6%
-------------------------------------------------------------------------------
Campbell Soup Company                       2.1%                  2.3%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary on pages 68-70.

                                                                         ------
                                                                          15

Equity Income - Schedule of Investments

SEPTEMBER 30, 2002 (UNAUDITED)

Shares                                                                   Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 68.6%
--------------------------------------------------------------------------------

BANKS -- 4.6%
--------------------------------------------------------------------------------
          288,143  Commerce Bancshares, Inc.                     $   11,270,713
--------------------------------------------------------------------------------
          604,000  First Virginia Banks, Inc.                        22,529,200
--------------------------------------------------------------------------------
          190,200  Mercantile Bankshares
                   Corporation                                        7,266,591
--------------------------------------------------------------------------------
          119,900  PNC Financial Services Group                       5,056,183
--------------------------------------------------------------------------------
          196,370  UMB Financial Corp.                                7,667,267
--------------------------------------------------------------------------------
                                                                     53,789,954
--------------------------------------------------------------------------------

CHEMICALS -- 3.7%
--------------------------------------------------------------------------------
          106,400  3M Co.                                            11,700,808
--------------------------------------------------------------------------------
          612,200  Air Products &
                   Chemicals, Inc.                                   25,718,522
--------------------------------------------------------------------------------
          164,000  du Pont (E.I.)
                   de Nemours & Co.                                   5,915,480
--------------------------------------------------------------------------------
                                                                     43,334,810
--------------------------------------------------------------------------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 0.4%
--------------------------------------------------------------------------------
          144,500  Pitney Bowes, Inc.                                 4,405,805
--------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 1.0%
--------------------------------------------------------------------------------
          916,900  Autodesk, Inc.                                    11,534,602
--------------------------------------------------------------------------------

CONSTRUCTION & REAL PROPERTY -- 1.6%
--------------------------------------------------------------------------------
          360,800  Fluor Corp.                                        8,817,952
--------------------------------------------------------------------------------
          278,000  Vulcan Materials Co.                              10,052,480
--------------------------------------------------------------------------------
                                                                     18,870,432
--------------------------------------------------------------------------------

DEFENSE/AEROSPACE -- 4.0%
--------------------------------------------------------------------------------
        1,019,500  BAE Systems PLC ORD                                3,070,049
--------------------------------------------------------------------------------
        1,081,500  Honeywell International Inc.                      23,425,290
--------------------------------------------------------------------------------
          906,200  Rockwell Collins                                  19,882,028
--------------------------------------------------------------------------------
                                                                     46,377,367
--------------------------------------------------------------------------------

DEPARTMENT STORES -- 1.3%
--------------------------------------------------------------------------------
          671,300  May Department
                   Stores Co. (The)                                  15,285,501
--------------------------------------------------------------------------------

DRUGS -- 3.0%
--------------------------------------------------------------------------------
          409,100  Abbott Laboratories                               16,527,640
--------------------------------------------------------------------------------
          768,600  Bristol-Myers Squibb Co.(1)                       18,292,680
--------------------------------------------------------------------------------
                                                                     34,820,320
--------------------------------------------------------------------------------

ELECTRICAL UTILITIES -- 0.3%
--------------------------------------------------------------------------------
          57,197  FPL Group, Inc.                                     3,077,199
--------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION -- 7.1%
--------------------------------------------------------------------------------
          982,000  BP Plc ADR                                        39,181,800
--------------------------------------------------------------------------------
          129,500  ChevronTexaco Corp.                                8,967,875
--------------------------------------------------------------------------------
          473,000  Exxon Mobil Corp.                                 15,088,700
--------------------------------------------------------------------------------
          479,961  Royal Dutch Petroleum Co.
                   New York Shares                                   19,280,033
--------------------------------------------------------------------------------
                                                                     82,518,408
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

FOOD & BEVERAGE -- 3.2%
--------------------------------------------------------------------------------
          476,600  Archer-Daniels-Midland Co.                    $    5,962,266
--------------------------------------------------------------------------------
        1,121,600  Campbell Soup Company                             24,764,928
--------------------------------------------------------------------------------
          101,800  Unilever N.V. New York Shares                      6,052,010
--------------------------------------------------------------------------------
                                                                     36,779,204
--------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER -- 1.0%
--------------------------------------------------------------------------------
          267,900  MeadWestvaco Corp.                                 5,146,359
--------------------------------------------------------------------------------
           56,900  Rayonier, Inc.                                     2,384,679
--------------------------------------------------------------------------------
          169,800  Sonoco Products Co.                                3,618,438
--------------------------------------------------------------------------------
                                                                     11,149,476
--------------------------------------------------------------------------------

GAS & WATER UTILITIES -- 7.7%
--------------------------------------------------------------------------------
        1,003,000  AGL Resources Inc.                                22,156,270
--------------------------------------------------------------------------------
        1,138,720  Piedmont Natural Gas Co., Inc.                    40,390,399
--------------------------------------------------------------------------------
        1,136,700  WGL Holdings Inc.                                 27,178,497
--------------------------------------------------------------------------------
                                                                     89,725,166
--------------------------------------------------------------------------------

GROCERY STORES -- 0.4%
--------------------------------------------------------------------------------
          197,700  Albertson's Inc.                                   4,776,432
--------------------------------------------------------------------------------

HEAVY ELECTRICAL EQUIPMENT -- 5.2%
--------------------------------------------------------------------------------
           91,700  Cooper Industries, Inc.                            2,783,095
--------------------------------------------------------------------------------
          699,900  Emerson Electric Co.                              30,753,606
--------------------------------------------------------------------------------
          941,100  Hubbell Inc. Cl B                                 27,357,777
--------------------------------------------------------------------------------
                                                                     60,894,478
--------------------------------------------------------------------------------

HEAVY MACHINERY -- 1.3%
--------------------------------------------------------------------------------
          400,200  Caterpillar Inc.                                  14,895,444
--------------------------------------------------------------------------------

HOME PRODUCTS -- 4.2%
--------------------------------------------------------------------------------
           323,900  Clorox Company                                   13,014,302
--------------------------------------------------------------------------------
           629,200  Kimberly-Clark Corp.                             35,637,888
--------------------------------------------------------------------------------
                                                                     48,652,190
--------------------------------------------------------------------------------

INDUSTRIAL PARTS -- 2.1%
--------------------------------------------------------------------------------
        1,050,500  Nordson Corp.                                     24,923,113
--------------------------------------------------------------------------------

LIFE & HEALTH INSURANCE -- 0.7%
--------------------------------------------------------------------------------
           16,585  Kansas City Life
                   Insurance Company                                    634,791
--------------------------------------------------------------------------------
          186,500  Marsh & McLennan
                   Companies, Inc.                                    7,765,860
--------------------------------------------------------------------------------
                                                                      8,400,651
--------------------------------------------------------------------------------

OIL SERVICES -- 1.5%
--------------------------------------------------------------------------------
          100,800  Baker Hughes Inc.                                  2,926,224
--------------------------------------------------------------------------------
          735,300  Diamond Offshore Drilling, Inc.                   14,669,235
--------------------------------------------------------------------------------
                                                                     17,595,459
--------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE -- 3.4%
--------------------------------------------------------------------------------
          586,200  Allstate Corp.                                    20,839,410
--------------------------------------------------------------------------------
          143,100  Chubb Corp. (The)                                  7,846,173
--------------------------------------------------------------------------------
          813,400  CNA Surety Corp.                                  10,736,880
--------------------------------------------------------------------------------
                                                                     39,422,463
--------------------------------------------------------------------------------

PUBLISHING -- 1.2%
--------------------------------------------------------------------------------
          367,600  Dow Jones & Co., Inc.                             14,119,516
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
    16

Equity Income - Schedule of Investments

SEPTEMBER 30, 2002 (UNAUDITED)

Shares/Principal Amount                                                  Value
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST -- 0.5%
--------------------------------------------------------------------------------
          185,243  Manufactured Home
                   Communities, Inc.                             $    5,905,547
--------------------------------------------------------------------------------

SECURITIES & ASSET MANAGEMENT -- 4.6%
--------------------------------------------------------------------------------
          372,100  Edwards (A.G.), Inc.                              11,899,758
--------------------------------------------------------------------------------
          706,900  Morgan Stanley
                   Dean Witter & Co.                                 23,949,772
--------------------------------------------------------------------------------
          725,600  T. Rowe Price Group Inc.                          18,143,628
--------------------------------------------------------------------------------
                                                                     53,993,158
--------------------------------------------------------------------------------

TELEPHONE -- 2.3%
--------------------------------------------------------------------------------
          956,700  BellSouth Corp.(1)                                17,565,012
--------------------------------------------------------------------------------
          446,592  SBC Communications Inc.                            8,976,499
--------------------------------------------------------------------------------
                                                                     26,541,511
--------------------------------------------------------------------------------

THRIFTS -- 0.9%
--------------------------------------------------------------------------------
          485,471  Washington Federal, Inc.                          10,833,285
--------------------------------------------------------------------------------

TOBACCO -- 0.7%
--------------------------------------------------------------------------------
          284,948  UST Inc.                                           8,038,383
--------------------------------------------------------------------------------

TRUCKING, SHIPPING & AIR FREIGHT -- 0.7%
--------------------------------------------------------------------------------
          116,700  Alexander & Baldwin, Inc.                          2,590,740
--------------------------------------------------------------------------------
          222,600  Ryder System, Inc.                                 5,549,418
--------------------------------------------------------------------------------
                                                                      8,140,158
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $848,198,613)                                                 798,800,032
--------------------------------------------------------------------------------

CONVERTIBLE BONDS -- 13.9%
--------------------------------------------------------------------------------

APPAREL & TEXTILES -- 0.3%
--------------------------------------------------------------------------------
       $5,457,000  Jones Apparel Group, Inc.,
                   3.61%, 2/1/21(2)                                   2,928,221
--------------------------------------------------------------------------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 1.8%
--------------------------------------------------------------------------------
       21,898,000  Goldman Sachs Group Inc.,
                   MTN, Series B, (convertible
                   into International Business
                   Machines Corp.),
                   3.50%, 4/29/12                                    21,148,431
--------------------------------------------------------------------------------

DEPARTMENT STORES -- 0.6%
--------------------------------------------------------------------------------
        7,100,000  Goldman Sachs Group Inc.,
                   MTN, Series B, (convertible
                   into Federated Department
                   Stores Inc.), 3.00%, 10/5/08                       7,197,341
--------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION -- 2.0%
--------------------------------------------------------------------------------
       11,800,000  Devon Energy Corporation,
                   (convertible into
                   ChevronTexaco Corp.),
                   4.90%, 8/15/08                                    11,721,282
--------------------------------------------------------------------------------
       11,800,000  Devon Energy Corporation,
                   (convertible into
                   ChevronTexaco Corp.),
                   4.95%, 8/15/08                                    11,754,470
--------------------------------------------------------------------------------
                                                                     23,475,752
--------------------------------------------------------------------------------

Shares/Principal Amount                                                 Value
--------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES -- 1.8%
--------------------------------------------------------------------------------
      $20,151,000  Goldman Sachs Group Inc.,
                   MTN, Series B, (convertible
                   into Waste Management, Inc.),
                   2.00%, 2/12/09                                $   19,924,100
--------------------------------------------------------------------------------
          657,000  Waste Management, Inc.,
                   2.00%, 1/24/05                                       566,165
--------------------------------------------------------------------------------
                                                                     20,490,265
--------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES -- 0.3%
--------------------------------------------------------------------------------
        3,780,000  Healthsouth Corp.,
                   3.25%, 4/1/03                                      3,524,850
--------------------------------------------------------------------------------

OIL SERVICES -- 1.7%
--------------------------------------------------------------------------------
        6,555,000  Diamond Offshore Drilling, Inc.,
                   1.50%, 4/15/31                                     5,874,804
--------------------------------------------------------------------------------
       15,742,000  Loews Corp., (convertible into
                   Diamond Offshore Drilling, Inc.),
                   3.125%, 9/15/07                                   13,680,042
--------------------------------------------------------------------------------
                                                                     19,554,846
--------------------------------------------------------------------------------

RESTAURANTS -- 0.3%
--------------------------------------------------------------------------------
        8,730,000  CBRL Group Inc.,
                   3.01%, 3/26/32(2)                                  3,508,587
--------------------------------------------------------------------------------

SEMICONDUCTOR -- 5.1%
--------------------------------------------------------------------------------
       11,381,000  Agilent Technologies Inc.,
                   3.00%, 12/1/21                                     9,321,796
--------------------------------------------------------------------------------
        9,131,000  Burr-Brown Corp.,
                   (convertible into Texas
                   Instruments Inc.), 4.25%,
                   2/15/07                                            9,124,563
--------------------------------------------------------------------------------
        8,900,000  Goldman Sachs Group Inc.,
                   MTN, Series B, (convertible
                   into Intel Corp.), 2.50%,
                   9/16/12                                            8,582,359
--------------------------------------------------------------------------------
       21,006,000  Teradyne, Inc., 3.75%,
                   10/15/06                                          16,304,899
--------------------------------------------------------------------------------
       33,105,000  Vishay Intertechnology, Inc.,
                   3.18%, 6/4/21(2)                                  16,728,370
--------------------------------------------------------------------------------
                                                                     60,061,987
--------------------------------------------------------------------------------

TOTAL CONVERTIBLE BONDS
(Cost $170,808,799)                                                 161,890,280
--------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS -- 11.6%
--------------------------------------------------------------------------------

DEFENSE/AEROSPACE -- 1.1%
--------------------------------------------------------------------------------
          242,600  Raytheon Company,
                   8.25%, 5/15/06                                    12,615,200
--------------------------------------------------------------------------------

ELECTRICAL UTILITIES -- 4.8%
--------------------------------------------------------------------------------
          818,100  Ameren Corp.,
                   9.75%, 5/15/05                                    21,843,270
--------------------------------------------------------------------------------
          460,199  FPL Group, Inc.,
                   8.50%, 2/16/05                                    23,700,248
--------------------------------------------------------------------------------
          243,800  FPL Group, Inc.,
                   8.00%, 2/16/06                                    12,119,298
--------------------------------------------------------------------------------
                                                                     57,662,816
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                         ------
                                                                          17

Equity Income - Schedule of Investments

SEPTEMBER 30, 2002 (UNAUDITED)

Shares                                                                   Value
--------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER -- 0.6%
--------------------------------------------------------------------------------
          155,200  International Paper Co.,
                   5.25%, 7/20/25                             $       6,821,428
--------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE -- 0.4%
--------------------------------------------------------------------------------
          196,664  Travelers Property Casualty
                   Corp., 4.50%, 4/15/32                              4,110,278
--------------------------------------------------------------------------------

RAILROADS -- 3.9%
--------------------------------------------------------------------------------
          896,900  Union Pacific Capital Trust,
                   6.25%, 4/1/28                                     45,229,321
--------------------------------------------------------------------------------

TELEPHONE -- 0.8%
--------------------------------------------------------------------------------
          416,500  CenturyTel Inc.,
                   6.875%, 5/15/05                                    8,854,792
--------------------------------------------------------------------------------

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $132,668,500)                                                 135,293,835
--------------------------------------------------------------------------------

                                                                         Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES** -- 5.6%
--------------------------------------------------------------------------------

Repurchase Agreement, Credit Suisse
First Boston, Inc. (U.S. Treasury obligations),
in a joint trading account at 1.83%,
dated 9/30/02, due 10/1/02
(Delivery value $58,902,994)                                     $   58,900,000
--------------------------------------------------------------------------------
Repurchase Agreement, State Street Corp.,
(U.S. Treasury obligations), in a joint trading
account at 1.82%, dated 9/30/02,
due 10/1/02 (Delivery value $6,080,607)                               6,080,300
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES
(Cost $64,980,300)                                                   64,980,300
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.3%
--------------------------------------------------------------------------------
Repurchase Agreement, State Street Corp.,
(U.S. Treasury obligations), in a joint trading
account at 1.82%, dated 9/30/02,
due 10/1/02 (Delivery value $4,219,913)
(Cost $4,219,700)                                                     4,219,700
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $1,220,875,912)                                            $1,165,184,147
================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

    Contracts            Settlement                               Unrealized
     to Sell                Date                  Value              Loss
--------------------------------------------------------------------------------
  1,077,382 GBP          10/31/2002            $1,686,652          $(9,675)
                                          ======================================

(Value on Settlement Date $1,676,977)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future --
 and at a prearranged exchange rate.

EQUITY FUTURES CONTRACTS**

                          Expiration         Underlying Face      Unrealized
       Purchased             Date            Amount at Value         Loss
--------------------------------------------------------------------------------
  319  S&P 500 Futures   December 2002         $64,980,300       $(6,225,586)
                                          ======================================

**EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
GBP = British Pound
MTN = Medium Term Note
ORD = Foreign Ordinary Share

(1)  Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(2)  Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements.

------
    18

Small Cap Value - Performance

 TOTAL RETURNS AS OF SEPTEMBER 30, 2002
-----------------------------------------------------------------------------------------------------
                                                                                S&P SMALLCAP 600/
                                                             SMALL CAP VALUE    BARRA VALUE INDEX
-----------------------------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 7/31/98)
-----------------------------------------------------------------------------------------------------
  6 months(1)                                                   -22.04%             -25.88%
-----------------------------------------------------------------------------------------------------
  1 Year                                                         -1.21%              -1.05%
-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------------------
  3 Years                                                        15.19%               4.65%
-----------------------------------------------------------------------------------------------------
  Life of Class                                                  11.29%               2.83%
-----------------------------------------------------------------------------------------------------
ADVISOR CLASS (INCEPTION 12/31/99)
-----------------------------------------------------------------------------------------------------
  6 months(1)                                                   -22.04%             -25.88%
-----------------------------------------------------------------------------------------------------
  1 Year                                                         -1.32%              -1.05%
-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------
  Life of Class                                                  16.38%               4.11%
-----------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS (INCEPTION 10/26/98)
-----------------------------------------------------------------------------------------------------
  6 months(1)                                                   -21.90%             -25.88%
-----------------------------------------------------------------------------------------------------
  1 Year                                                         -0.97%              -1.05%
-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------------------
  3 Years                                                        15.49%               4.65%
-----------------------------------------------------------------------------------------------------
  Life of Class                                                  13.27%               5.80%(2)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                          SMALL CAP VALUE    SMALL CAP VALUE    S&P SMALLCAP 600/
                                            (NO CDSC*)         (WITH CDSC)      BARRA VALUE INDEX
-----------------------------------------------------------------------------------------------------
C CLASS (INCEPTION 6/1/01)
-----------------------------------------------------------------------------------------------------
  6 months(1)                                 -22.47%            -23.24%             -25.88%
-----------------------------------------------------------------------------------------------------
  1 Year                                       -2.24%             -3.20%              -1.05%
-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------------------
  Life of Class                                -7.78%             -8.12%             -10.85%(3)
-----------------------------------------------------------------------------------------------------

*CDSC stands for "contingent deferred sales charge." Small Cap Value's CDSC is charged to investors if they redeem C Class shares within 18 months of purchase.
 The SEC requires that mutual funds provide performance information net of the
 CDSC in all cases where the charge could be applied. Returns "with CDSC" reflect the deduction of the 1.00% maximum CDSC imposed on shares redeemed within the reporting period.

(1)  Returns for periods less than one year are not annualized.

(2)  From 10/31/98, the date nearest the class's inception for which data are available.

(3)  From 5/31/01, the date nearest the class's inception for which data are available.

See pages 64-68 for information about share classes, the S&P SmallCap 600/BARRA
Value Index, and returns.

                                                                    (continued)

                                                                         ------
                                                                          19

Small Cap Value - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS
$10,000 investment made July 31, 1998

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended September 30
--------------------------------------------------------------------------------
                                 1998*     1999     2000      2001      2002
--------------------------------------------------------------------------------
Small Cap Value                 -9.80%    13.25%   21.76%    27.06%    -1.21%
--------------------------------------------------------------------------------
S&P SmallCap 600/BARRA Value   -13.69%    13.56%   15.81%     0.03%    -1.05%
--------------------------------------------------------------------------------

* From 7/31/98 to 9/30/98. Not annualized.

The graphs and tables on pages 19 and 20 give historical return data for Small
Cap Value. Returns for the S&P SmallCap 600/BARRA Value are provided for comparison. Small Cap Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs and tables on this page are based on
Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table on the previous page). Past performance does not guarantee future results. None of the graphs and tables reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
    20

Small Cap Value - Performance Review

[photo of Phil Davidson and Ben Giele]

A performance summary from Phil Davidson, CIO Value Equity, and Ben Giele, portfolio manager on the Small Cap Value investment team.

For the six months ended September 30, 2002--one of the most turbulent periods on record--Small Cap Value declined 22.04%(1), outperforming its benchmark, the
S&P SmallCap 600/BARRA Value Index, which fell 25.88%. The S&P 500 Index, the proxy for the broader market, retreated 28.36%. Small Cap Value's longer-term performance has been solid. Since the fund's inception on July 31, 1998, it has posted an average annual return of 11.29%, compared to the 2.83% gain of the benchmark and the 6.11% decline of the S&P 500.

UNEASY TIMES

Equity investors faced profound challenges in a period marred by unrelenting volatility and a pervasive sense of disappointment about the caliber of the economic recovery. During the six months, investors received indications that consumer confidence and spending, the last economic strongholds, were deteriorating. Simultaneously, business and profit outlooks grew increasingly dim as hopes abated for an earnings recovery in 2002, prompting a protracted exodus from the stock market by fearful investors. Together, these factors imposed double-digit losses on the major indices as negative sentiment touched virtually every market segment and investment class.

CHALLENGE AND OPPORTUNITY

In that environment, evaluating individual companies on their own merits--the foundation of our investment discipline--was critically important. Though the market's decline tested our resolve, too, we continued to follow our strategy of seeking the highest quality, most undervalued companies and building the portfolio one stock at a time. That focus on security selection was our greatest ally in stemming further losses in a punishing investment climate. So while the fund declined, we were heartened by its superior performance against both its benchmark and the broader market. Ultimately, careful evaluation yielded numerous opportunities and modest successes, even during these challenging times.

PORTFOLIO AT A GLANCE
-------------------------------------------------------------------------------
                                                   AS OF 9/30/02
-------------------------------------------------------------------------------
Net Assets                                         $1.1 billion
-------------------------------------------------------------------------------
                                           9/30/02               3/31/02
-------------------------------------------------------------------------------
No. of Holdings                              131                   112
-------------------------------------------------------------------------------
P/E Ratio                                   20.4                  25.7
-------------------------------------------------------------------------------
Median Market                              $744.5                $844.2
Capitalization                             million               million
-------------------------------------------------------------------------------
Weighted Average                           $913.0                 $1.2
Market Capitalization                      million               billion
-------------------------------------------------------------------------------
Portfolio Turnover                         52%(1)                73%(2)
-------------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                      1.25%(3)                1.25%
-------------------------------------------------------------------------------

(1)  Six months ended 9/30/02.

(2)  Year ended 3/31/02.

(3)  Annualized.

(1)  All fund returns referenced in this review are for Investor Class shares.

Investment terms are defined in the Glossary on pages 68-70.       (continued)

                                                                         ------
                                                                         21

Small Cap Value - Performance Review

SMALL VICTORIES

One success came from the transportation sector. The fund's entire stake in the sector was concentrated in one well-performing stock. Yellow Corp. is an interstate trucking company that prospered when rival Consolidated Freightways filed for bankruptcy, removing Yellow's largest competitor from the field. As the stock price rose, we took the profits.

Every other sector to which Small Cap Value was exposed delivered negative returns, but there were small victories along the way. Non-cyclical consumer firms, such as food and beverage companies that make staple items, slowed performance. One stock that weighed on returns was Fleming Companies Inc., a food and beverage wholesaler struggling with various organizational challenges.
As the ability of management to overcome deteriorating long-term fundamentals and a stretched balance sheet became dubious, we sold the stock. At the same time, strategic allocation helped us sidestep broader damage, and contributed to our outperformance of our benchmark in this sector.

TOP FIVE INDUSTRIES
--------------------------------------------------------------------------------
                                              % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          09/30/02               3/31/02
--------------------------------------------------------------------------------
Banks                                       6.6%                  3.9%
--------------------------------------------------------------------------------
Medical Products
& Supplies                                  5.3%                  5.2%
--------------------------------------------------------------------------------
Medical Providers
& Services                                  5.1%                  5.4%
--------------------------------------------------------------------------------
Electrical Utilities                        4.5%                  3.4%
--------------------------------------------------------------------------------
Food & Beverage                             4.4%                  5.3%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                           9/30/02               3/31/02
-------------------------------------------------------------------------------
U.S. Common Stocks
and Futures                                 92.4%                 93.2%
-------------------------------------------------------------------------------
Foreign Stocks                               0.4%                  1.1%
-------------------------------------------------------------------------------
Preferred Stocks                             2.9%                   --
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                       95.7%                 94.3%
-------------------------------------------------------------------------------
Temporary
Cash Investments                             4.3%                  5.7%
-------------------------------------------------------------------------------

Consumer cyclical companies--those tied to the spending of consumers--also were a drag on performance. Because we had concerns about the relatively high prices of some of these firms and the resilience of consumer spending, we entered the period with a comparatively small stake in this group. We later rebuilt positions, though our timing was, in retrospect, a bit premature, and we suffered some losses. One exception was Claire's Stores Inc., among our top stocks for the period. This mall-based chain of accessories outfitters caters to teen and pre-teen girls. Ever-changing trends continually reinvigorate this business, providing a fresh infusion of revenue even while people limit spending elsewhere. We believe that as valuations improve, we will increasingly find inexpensive businesses with fundamental strength enough to withstand a pullback.

Another stock that bucked the downward trend was GTech Holdings, from the consumer services sector. GTech provides lottery administration via computerized online systems. The steady nature of lottery demand and the longer-term contracts in this business have helped the company succeed even in a difficult environment.

                                                                    (continued)

------
    22

Small Cap Value - Performance Review

NO SAFE HAVENS

Burgeoning uncertainty prompted declines even for companies favored by investors as defensive safe havens. The health care sector, among the fund's most substantial sector weightings, represented another area of weakness. Our discipline led us to undervalued medical products companies and medical service providers, companies frequently sought by investors because of their reputations for delivering reliable earnings even in tough times. While a handful of our investments advanced, others stumbled in a climate in which even the best companies suffered. Sybron Dental, which manufactures and markets dental and orthodontic devices, was one that lost ground. Though the stock was burdened by concerns that the company might be losing market share to its largest competitor, we continue to like Sybron's low price and high profitability and are maintaining a large position.

TECHNOLOGY TRIPS

The persistent lack of spending by businesses for new technology continued to present challenges to companies in this embattled sector, including those owned by Small Cap Value. Nonetheless, we managed to find a number of compelling opportunities in the software and hardware industries. One company in which we built a sizeable presence is Parametric Technology Co. This company has a promising, innovative product that allows for a collaborative and simultaneous
Web-based design effort on a single project by multiple software users. The dearth of capital expenditure has weighed on the company. However, because of our continued confidence in Parametric--the company has an installed base of users and a strong balance sheet--we continue to own a significant position in the portfolio.

WHAT'S NEXT?

As we continue to grapple with the worst bear market in a generation, we look forward with a renewed sense of purpose. These enduring difficulties are generating new opportunities. There are more high-quality companies selling at attractive discounts than there were six months ago. We have confidence that our discipline will lead us to the best of those companies, and when the market rediscovers them, we think our investors will be well rewarded for their patience.

TOP TEN HOLDINGS
-------------------------------------------------------------------------------
                                              % OF FUND INVESTMENTS
-------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                           9/30/02               3/31/02
-------------------------------------------------------------------------------
Sybron Dental
Specialties Inc.                            2.0%                  1.5%
-------------------------------------------------------------------------------
AmeriPath Inc.                              1.7%                  1.8%
-------------------------------------------------------------------------------
Casey's General
Stores, Inc.                                1.7%                  1.4%
-------------------------------------------------------------------------------
Westport
Resources Corp.                             1.7%                  1.6%
-------------------------------------------------------------------------------
Owens & Minor Inc.                          1.6%                  1.5%
-------------------------------------------------------------------------------
Jack in the Box Inc.                        1.5%                  1.5%
-------------------------------------------------------------------------------
Liberty Corp. (The)                         1.5%                  1.0%
-------------------------------------------------------------------------------
Insituform
Technologies, Inc.                          1.5%                  1.6%
-------------------------------------------------------------------------------
AGL Resources Inc.                          1.5%                  1.1%
-------------------------------------------------------------------------------
ADVO, Inc.                                  1.4%                  1.4%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary on pages 68-70.

                                                                         ------
                                                                          23

Small Cap Value - Schedule of Investments

SEPTEMBER 30, 2002 (UNAUDITED)

Shares                                                                   Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 92.8%
--------------------------------------------------------------------------------

ALCOHOL -- 1.2%
--------------------------------------------------------------------------------
          220,000  Adolph Coors Company Cl B                     $   12,386,000
--------------------------------------------------------------------------------

APPAREL & TEXTILES -- 2.1%
--------------------------------------------------------------------------------
          350,000  Kellwood Co.                                       8,001,000
--------------------------------------------------------------------------------
          245,000  Reebok International Ltd.(1)                       6,137,250
--------------------------------------------------------------------------------
          570,000  Wolverine World Wide, Inc.                         8,550,000
--------------------------------------------------------------------------------
                                                                     22,688,250
--------------------------------------------------------------------------------

BANKS -- 5.6%
--------------------------------------------------------------------------------
          285,000  Associated Banc-Corp                               9,017,400
--------------------------------------------------------------------------------
          470,000  Bancorpsouth Inc.                                  9,258,999
--------------------------------------------------------------------------------
          160,000  Citizens Banking Corp.                             3,858,400
--------------------------------------------------------------------------------
          420,000  Commercial Federal Corp.                           9,143,400
--------------------------------------------------------------------------------
          335,000  FirstMerit Corp.                                   7,155,600
--------------------------------------------------------------------------------
          380,000  Hibernia Corp. Cl A                                7,596,200
--------------------------------------------------------------------------------
          165,000  Mercantile
                   Bankshares Corporation                             6,303,825
--------------------------------------------------------------------------------
          415,000  Sky Financial Group Inc.                           8,262,650
--------------------------------------------------------------------------------
                                                                     60,596,474
--------------------------------------------------------------------------------

CHEMICALS -- 3.5%
--------------------------------------------------------------------------------
          385,000  AptarGroup, Inc.                                  10,344,950
--------------------------------------------------------------------------------
           15,000  Brady Corporation                                    483,000
--------------------------------------------------------------------------------
          385,000  FMC Corp.(1)                                       9,940,700
--------------------------------------------------------------------------------
          250,000  Georgia Gulf Corporation                           5,717,500
--------------------------------------------------------------------------------
          235,000  Ionics Inc.(1)                                     5,595,350
--------------------------------------------------------------------------------
          145,000  Minerals Technologies Inc.                         5,375,150
--------------------------------------------------------------------------------
                                                                     37,456,650
--------------------------------------------------------------------------------

CLOTHING STORES -- 2.5%
--------------------------------------------------------------------------------
          910,000  American Eagle
                   Outfitters, Inc.(1)                               10,924,550
--------------------------------------------------------------------------------
          830,000  Foot Locker Inc.(1)                                8,291,700
--------------------------------------------------------------------------------
          335,000  Men's Wearhouse, Inc. (The)(1)                     4,924,500
--------------------------------------------------------------------------------
          375,000  Wilson's The Leather
                   Experts Inc.(1)                                    2,670,000
--------------------------------------------------------------------------------
                                                                     26,810,750
--------------------------------------------------------------------------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 1.5%
--------------------------------------------------------------------------------
           50,000  Black Box Corporation(1)                           1,660,250
--------------------------------------------------------------------------------
          940,000  Electronics for Imaging, Inc.(1)                  14,048,300
--------------------------------------------------------------------------------
                                                                     15,708,550
--------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 4.0%
--------------------------------------------------------------------------------
          720,000  Autodesk, Inc.                                     9,057,600
--------------------------------------------------------------------------------
        6,642,300  Parametric Technology Corp.(1)                    11,922,929
--------------------------------------------------------------------------------
        2,140,000  Rational Software Corp.(1)                         9,234,100
--------------------------------------------------------------------------------
          945,000  Roxio Inc.(1)(2)                                   2,863,350
--------------------------------------------------------------------------------
          655,000  Sybase, Inc.(1)                                    7,611,100
--------------------------------------------------------------------------------
           70,000  Take-Two Interactive
                   Software(1)                                        2,029,650
--------------------------------------------------------------------------------
                                                                     42,718,729
--------------------------------------------------------------------------------

Shares                                                                    Value
--------------------------------------------------------------------------------

CONSTRUCTION & REAL PROPERTY -- 2.7%
--------------------------------------------------------------------------------
        1,125,000  Insituform
                   Technologies, Inc. Cl A(1)                    $   16,098,750
--------------------------------------------------------------------------------
          285,000  Martin Marietta Materials, Inc.                    9,282,450
--------------------------------------------------------------------------------
          260,000  WCI Communities Inc.(1)                            3,302,000
--------------------------------------------------------------------------------
                                                                     28,683,200
--------------------------------------------------------------------------------

DEFENSE/AEROSPACE -- 0.7%
--------------------------------------------------------------------------------
          265,000  Moog Inc.(1)                                       7,488,900
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 3.7%
--------------------------------------------------------------------------------
          215,000  Anixter International Inc.(1)                      4,429,000
--------------------------------------------------------------------------------
        1,205,000  Cable Design
                   Technologies Corp.(1)                              7,374,600
--------------------------------------------------------------------------------
          415,000  Coherent, Inc.(1)                                  7,561,300
--------------------------------------------------------------------------------
          525,000  Ditech Communications Corp.(1)                       879,375
--------------------------------------------------------------------------------
          495,000  Littelfuse, Inc.(1)                                8,301,150
--------------------------------------------------------------------------------
          275,000  Methode Electronics, Inc.                          2,523,125
--------------------------------------------------------------------------------
        1,480,000  Ulticom Inc.(1)                                    8,154,800
--------------------------------------------------------------------------------
                                                                     39,223,350
--------------------------------------------------------------------------------

ELECTRICAL UTILITIES -- 4.1%
--------------------------------------------------------------------------------
          865,000  Empire District Electric Co.                      14,618,500
--------------------------------------------------------------------------------
          455,000  IDACORP, Inc.                                     11,070,150
--------------------------------------------------------------------------------
        1,145,000  Sierra Pacific Resources                           6,984,500
--------------------------------------------------------------------------------
          455,000  Wisconsin Energy Corp.                            11,056,500
--------------------------------------------------------------------------------
                                                                     43,729,650
--------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION -- 3.8%
--------------------------------------------------------------------------------
          355,000  Pure Resources Inc.(1)                             7,952,000
--------------------------------------------------------------------------------
        1,395,000  Swift Energy Co.(1)(2)                            14,508,000
--------------------------------------------------------------------------------
          965,000  Westport Resources Corp.(1)                       17,659,500
--------------------------------------------------------------------------------
                                                                     40,119,500
--------------------------------------------------------------------------------

ENTERTAINMENT -- 0.6%
--------------------------------------------------------------------------------
          375,000  Regal Entertainment Group(1)                       6,675,000
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 2.1%
--------------------------------------------------------------------------------
          375,000  Allied Capital Corporation                         8,208,750
--------------------------------------------------------------------------------
          375,000  American Capital Strategies                        7,063,125
--------------------------------------------------------------------------------
        1,025,000  Medallion Financial Corp(2)                        4,879,000
--------------------------------------------------------------------------------
          413,000  MicroFinancial Inc.                                1,854,370
--------------------------------------------------------------------------------
                                                                     22,005,245
--------------------------------------------------------------------------------

FOOD & BEVERAGE -- 4.4%
--------------------------------------------------------------------------------
          360,000  Corn Products International Inc.                  10,350,000
--------------------------------------------------------------------------------
          390,000  International
                    Multifoods Corp.(1)                               7,644,000
--------------------------------------------------------------------------------
          125,000  Lancaster Colony Corp.                             5,265,000
--------------------------------------------------------------------------------
          955,000  Lance, Inc.                                       12,138,050
--------------------------------------------------------------------------------
          535,000  Sensient Technologies Corp.                       11,304,550
--------------------------------------------------------------------------------
                                                                     46,701,600
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
    24

Small Cap Value - Schedule of Investments

SEPTEMBER 30, 2002 (UNAUDITED)

Shares                                                                   Value
--------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER -- 2.4%
--------------------------------------------------------------------------------
          775,000  Caraustar Industries Inc.                     $    7,215,250
--------------------------------------------------------------------------------
          135,000  Rayonier, Inc.                                     5,657,850
--------------------------------------------------------------------------------
        1,380,000  Wausau-Mosinee Paper Corp.                        12,709,800
--------------------------------------------------------------------------------
                                                                     25,582,900
--------------------------------------------------------------------------------

GAS & WATER UTILITIES -- 2.8%
--------------------------------------------------------------------------------
          705,000  AGL Resources Inc.                                15,573,450
--------------------------------------------------------------------------------
          165,000  Northwest Natural Gas Co.                          4,844,400
--------------------------------------------------------------------------------
          397,000  WGL Holdings Inc.                                  9,492,270
--------------------------------------------------------------------------------
                                                                     29,910,120
--------------------------------------------------------------------------------

GROCERY STORES -- 1.8%
--------------------------------------------------------------------------------
        1,590,000  Casey's General Stores, Inc.                      18,436,050
--------------------------------------------------------------------------------
           80,000  Supervalu Inc.                                     1,292,000
--------------------------------------------------------------------------------
                                                                     19,728,050
--------------------------------------------------------------------------------

HEAVY ELECTRICAL EQUIPMENT -- 1.1%
--------------------------------------------------------------------------------
          570,000  Crane Co.                                         11,263,200
--------------------------------------------------------------------------------

HEAVY MACHINERY -- 1.2%
--------------------------------------------------------------------------------
          780,000  Regal-Beloit Corp.                                13,345,800
--------------------------------------------------------------------------------

HOME PRODUCTS -- 1.4%
--------------------------------------------------------------------------------
          170,000  Libbey Inc.                                        5,416,200
--------------------------------------------------------------------------------
          785,000  Rayovac Corporation(1)                             9,577,000
--------------------------------------------------------------------------------
                                                                     14,993,200
--------------------------------------------------------------------------------

INDUSTRIAL PARTS -- 2.9%
--------------------------------------------------------------------------------
          305,000  Briggs & Stratton Corp.                           11,449,700
--------------------------------------------------------------------------------
          390,000  Circor International Inc.                          5,226,000
--------------------------------------------------------------------------------
          665,000  Kadant Inc.(1)(2)                                  8,977,500
--------------------------------------------------------------------------------
          115,000  Tecumseh Products Cl A                             4,843,800
--------------------------------------------------------------------------------
                                                                     30,497,000
--------------------------------------------------------------------------------

INDUSTRIAL SERVICES -- 0.8%
--------------------------------------------------------------------------------
           95,000  G & K Services Inc. Cl A                           3,215,275
--------------------------------------------------------------------------------
          250,000  Kelly Services, Inc. Cl A                          5,433,750
--------------------------------------------------------------------------------
                                                                      8,649,025
--------------------------------------------------------------------------------

INFORMATION SERVICES -- 3.2%
--------------------------------------------------------------------------------
          485,000  ADVO, Inc.(1)                                     15,398,750
--------------------------------------------------------------------------------
          371,100  Pomeroy Computer
                   Resources, Inc.(1)                                 3,679,457
--------------------------------------------------------------------------------
          420,000  Valassis
                   Communications, Inc.(1)                           14,729,400
--------------------------------------------------------------------------------
                                                                     33,807,607
--------------------------------------------------------------------------------

LEISURE -- 1.8%
--------------------------------------------------------------------------------
          185,000  GTECH Holdings Corp.(1)                            4,591,700
--------------------------------------------------------------------------------
          475,000  Hasbro, Inc.                                       5,286,750
--------------------------------------------------------------------------------
          540,000  Jakks Pacific Inc.(1)                              6,012,900
--------------------------------------------------------------------------------
          118,800  Russ Berrie and Co., Inc.                          3,565,188
--------------------------------------------------------------------------------
                                                                     19,456,538
--------------------------------------------------------------------------------

LIFE & HEALTH INSURANCE -- 1.3%
--------------------------------------------------------------------------------
        1,010,000  Phoenix Companies Inc.                            13,756,200
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------

MEDIA -- 1.5%
--------------------------------------------------------------------------------
          450,000  Liberty Corp. (The)                           $   16,110,000
--------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES -- 5.3%
--------------------------------------------------------------------------------
          210,000  Arrow International Inc.                           6,762,000
--------------------------------------------------------------------------------
          305,000  Invitrogen Corp.(1)                               10,400,500
--------------------------------------------------------------------------------
           21,171  Orthofix International N.V.(1)                       558,068
--------------------------------------------------------------------------------
        1,215,000  Owens & Minor Inc.                                17,362,350
--------------------------------------------------------------------------------
        1,505,000  Sybron Dental Specialties Inc.(1)                 21,054,950
--------------------------------------------------------------------------------
                                                                     56,137,868
--------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES -- 5.1%
--------------------------------------------------------------------------------
        1,160,000  Alliance Imaging Inc.(1)                          13,873,600
--------------------------------------------------------------------------------
        1,250,000  AmeriPath Inc.(1)                                 18,531,250
--------------------------------------------------------------------------------
          115,000  DaVita Inc.(1)                                     2,714,000
--------------------------------------------------------------------------------
          300,000  Kindred Healthcare Inc.(1)                        11,097,000
--------------------------------------------------------------------------------
          125,000  Mettler-Toledo International, Inc.(1)              3,250,000
--------------------------------------------------------------------------------
          487,526  SRI/Surgical Express Inc.(1)(2)                    4,741,190
--------------------------------------------------------------------------------
                                                                     54,207,040
--------------------------------------------------------------------------------

MINING & METALS -- 0.6%
--------------------------------------------------------------------------------
          410,000  Olin Corp.                                         6,715,800
--------------------------------------------------------------------------------

MOTOR VEHICLES & PARTS -- 0.7%
--------------------------------------------------------------------------------
          745,000  Visteon Corp.                                      7,055,150
--------------------------------------------------------------------------------

MULTI-INDUSTRY -- 0.7%
--------------------------------------------------------------------------------
          715,000  Griffon Corp.(1)                                   7,614,750
--------------------------------------------------------------------------------

OIL REFINING -- 0.3%
--------------------------------------------------------------------------------
          235,000  Premcor Inc.(1)                                    3,687,150
--------------------------------------------------------------------------------

OIL SERVICES -- 1.8%
--------------------------------------------------------------------------------
          246,500  Hydril Co.(1)                                      6,141,548
--------------------------------------------------------------------------------
          805,000  NATCO Group Inc.(1)(2)                             6,061,650
--------------------------------------------------------------------------------
          430,300  W-H Energy Services Inc.(1)                        7,431,281
--------------------------------------------------------------------------------
                                                                     19,634,479
--------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE -- 3.2%
--------------------------------------------------------------------------------
           75,576  HCC Insurance Holdings, Inc.                       1,814,580
--------------------------------------------------------------------------------
          390,000  Horace Mann Educators Corp.                        5,733,000
--------------------------------------------------------------------------------
          515,000  PMI Group, Inc. (The)                             14,013,150
--------------------------------------------------------------------------------
          758,000  ProAssurance Corp.(1)                             12,810,200
--------------------------------------------------------------------------------
                                                                     34,370,930
--------------------------------------------------------------------------------

PUBLISHING -- 1.1%
--------------------------------------------------------------------------------
          250,000  Banta Corp.                                        8,875,000
--------------------------------------------------------------------------------
          135,000  Belo Corp. Cl A                                    2,953,800
--------------------------------------------------------------------------------
                                                                     11,828,800
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST -- 3.1%
--------------------------------------------------------------------------------
          675,000  Getty Realty Corp.                                12,879,000
--------------------------------------------------------------------------------
          310,900  Heritage Property
                   Investment Trust                                   7,760,064
--------------------------------------------------------------------------------
        1,120,000  Senior Housing
                   Properties Trust                                  12,566,400
--------------------------------------------------------------------------------
                                                                     33,205,464
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                         ------
                                                                          25

Small Cap Value - Schedule of Investments

SEPTEMBER 30, 2002 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

RESTAURANTS -- 2.9%
--------------------------------------------------------------------------------
          285,000  AFC Enterprises Inc.(1)                        $   5,766,975
--------------------------------------------------------------------------------
          720,000  Jack in the Box Inc.(1)                           16,416,000
--------------------------------------------------------------------------------
          295,000  Papa John's
                   International, Inc.(1)                             8,585,975
--------------------------------------------------------------------------------
                                                                     30,768,950
--------------------------------------------------------------------------------

SEMICONDUCTOR -- 0.4%
--------------------------------------------------------------------------------
          200,000  Avnet Inc.                                         2,158,000
--------------------------------------------------------------------------------
           70,076  Electroglas, Inc.(1)                                 140,502
--------------------------------------------------------------------------------
        1,470,000  Mattson Technology Inc.(1)                         2,425,500
--------------------------------------------------------------------------------
                                                                      4,724,002
--------------------------------------------------------------------------------

SPECIALTY STORES -- 1.5%
--------------------------------------------------------------------------------
          135,000  Bandag, Incorporated                               4,117,500
--------------------------------------------------------------------------------
          315,000  Claire's Stores Inc.                               6,867,000
--------------------------------------------------------------------------------
          295,000  Linens 'n Things, Inc.(1)                          5,419,150
--------------------------------------------------------------------------------
                                                                     16,403,650
--------------------------------------------------------------------------------

THRIFTS -- 0.9%
--------------------------------------------------------------------------------
          455,000  Washington Federal, Inc.                          10,153,325
--------------------------------------------------------------------------------

TRUCKING, SHIPPING &
AIR FREIGHT -- 0.5%
--------------------------------------------------------------------------------
          170,000  Yellow Corp.(1)                                    5,005,650
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $1,120,839,547)                                               991,604,496
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 1.9%

BANKS -- 1.0%
--------------------------------------------------------------------------------
          120,000  Bancorpsouth Capital Trust I,
                   8.15%, 1/28/32                                     3,180,000
--------------------------------------------------------------------------------
          120,000  MB Financial Capital Trust I,
                   8.60%, 9/30/32                                     3,098,400
--------------------------------------------------------------------------------
           58,600  Sterling Bancshares Capital
                   Trust III, 8.30%, 9/26/32                          1,489,905
--------------------------------------------------------------------------------
          132,000  Valley National Bancorp
                   Capital Trust I, 7.75%,
                   12/15/31                                           3,399,000
--------------------------------------------------------------------------------
                                                                     11,167,305
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------

ELECTRICAL UTILITIES -- 0.4%
--------------------------------------------------------------------------------
          151,000  Wisconsin Energy Corp.
                   Capital Trust I, 6.85%,
                   3/31/39                                       $    3,744,800
--------------------------------------------------------------------------------

GAS & WATER UTILITIES -- 0.2%
--------------------------------------------------------------------------------
           72,000  AGL Capital Trust II,
                   8.00%, 5/15/41                                     1,883,520
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST -- 0.3%
--------------------------------------------------------------------------------
          150,000  HRPT Properties Trust,
                   Series B, 8.75%, 9/12/07                           3,730,500
--------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost $20,473,093)                                                   20,526,125
--------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS -- 1.0%
--------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE -- 1.0%
--------------------------------------------------------------------------------
          425,000  United Fire & Casualty Co.,
                   Series A, 6.375%, 5/15/14

(Cost $10,819,931)                                                   10,990,500
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 4.3%
--------------------------------------------------------------------------------

Repurchase Agreement, Bank of America
Securities, LLC, (U.S. Treasury obligations),
in a joint trading account at 1.81%,
dated 9/30/02, due 10/1/02
(Delivery value $46,102,318)
(Cost $46,100,000)                                                   46,100,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $1,198,232,571)                                            $1,069,221,121
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

(2)  Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the
     Investment Company Act of 1940. (See Note 5 in Notes to Financial
     Statements for a summary of transactions for each issuer which is or was an affiliate at or during the six months ended September 30, 2002.)

See Notes to Financial Statements.

------

Large Company Value - Performance

 TOTAL RETURNS AS OF SEPTEMBER 30, 2002
---------------------------------------------------------------------------------------------------------------
                                                                                        S&P 500/
                                                            LARGE       RUSSELL 1000   BARRA VALUE
                                                        COMPANY VALUE   VALUE INDEX       INDEX       S&P 500
---------------------------------------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 7/30/99)
---------------------------------------------------------------------------------------------------------------
  6 months(1)                                              -23.80%         -25.69%       -28.93%      -28.36%
---------------------------------------------------------------------------------------------------------------
  1 Year                                                   -13.70%         -16.95%       -22.25%      -20.49%
---------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------------------------------
  3 Years                                                   -1.44%          -6.25%        -9.75%      -12.89%
---------------------------------------------------------------------------------------------------------------
  Life of Class                                             -4.11%          -8.09%(2)    -11.12%(2)   -13.16%(2)
---------------------------------------------------------------------------------------------------------------
ADVISOR CLASS (INCEPTION 10/26/00)
---------------------------------------------------------------------------------------------------------------
  6 months(1)                                              -23.89%         -25.69%       -28.93%      -28.36%
---------------------------------------------------------------------------------------------------------------
  1 Year                                                   -13.91%         -16.95%       -22.25%      -20.49%
---------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------------------------------
  Life of Class                                             -4.69%        -14.64%(3)    -21.14%(3)    -24.34%(3)
---------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS (INCEPTION 8/10/01)
---------------------------------------------------------------------------------------------------------------
  6 months(1)                                              -23.72%         -25.69%       -28.93%      -28.36%
---------------------------------------------------------------------------------------------------------------
  1 Year                                                   -13.52%         -16.95%       -22.25%      -20.49%
---------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------------------------------
  Life of Class                                            -19.29%         -22.65%(4)    -29.69%(4)   -27.68%(4)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                            LARGE          LARGE                        S&P 500/
                                        COMPANY VALUE   COMPANY VALUE   RUSSELL 1000   BARRA VALUE
                                         (NO CDSC*)      (WITH CDSC)    VALUE INDEX       INDEX       S&P 500
---------------------------------------------------------------------------------------------------------------
C CLASS (INCEPTION 11/7/01)
---------------------------------------------------------------------------------------------------------------
  6 months(1)                              -24.19%         -24.94%         -25.69%       -28.93%      -28.36%
---------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------------------------------
  Life of Class(1)                         -18.29%         -19.10%         -16.23%(5)    -22.25%(5)   -21.97%(5)
---------------------------------------------------------------------------------------------------------------

*CDSC stands for "contingent deferred sales charge." Large Company Value's CDSC is charged to investors if they redeem C Class shares within 18 months of purchase. The SEC requires that mutual funds provide performance information net of the CDSC in all cases where the charge could be applied. Returns "with CDSC"
 reflect the deduction of the 1.00% maximum CDSC imposed on shares redeemed within the reporting period.

(1)  Returns for periods less than one year are not annualized.

(2)  From 7/31/99, the date nearest the class's inception for which data are available.

(3)  From 10/31/00, the date nearest the class's inception for which data are available.

(4)  From 7/31/01, the date nearest the class's inception for which data are available.

(5)  From 10/31/01, the date nearest the class's inception for which data are available.

See pages 64-68 for information about share classes, the indices, and returns.

                                                                    (continued)

                                                                         ------
                                                                         27

Large Company Value - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS
$10,000 investment made July 30, 1999

ONE-YEAR RETURNS OVER LIFE OF CLASS
Periods ended September 30
--------------------------------------------------------------------------------
                                  1999*      2000      2001       2002
--------------------------------------------------------------------------------
Large Company Value              -8.56%      5.67%     4.99%     -13.70%
--------------------------------------------------------------------------------
Russell 1000 Value               -7.08%      8.91%    -8.91%     -16.95%
--------------------------------------------------------------------------------

*From 7/30/99, the class's inception date. Index data from 7/31/99, the date nearest the class's inception for which data are available. Not annualized.

The graphs and tables on pages 27 and 28 give historical return data for Large
Company Value. Returns for the indices are provided for comparison. Large
Company Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs and tables on this page are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table on the previous page). Past performance does not guarantee future results. None of the graphs and tables reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------

Large Company Value - Performance Review

[photo of Chuck Ritter and Mark Mallon]

A performance summary from Chuck Ritter (left) and Mark Mallon, portfolio managers on the Large Company Value investment team.

Large Company Value declined 23.80%(1) during the six months ended September 30,
2002, one of the worst stretches in stock market history. Still, the fund outperformed its benchmark, the Russell 1000 Value Index, which lost 25.69%.

The experience of the S&P 500 Index exemplifies the difficulty of the period.
The S&P 500 Index slumped to a five-year low in July and almost fell below that in September. For the six-month period, every one of the index's 55 industry groups declined, and the second and third quarters represented its worst consecutive quarters since 1974. In such a punishing environment (in which nearly 99% of the more than 9,000 equity funds tracked by Lipper Inc. lost ground) no equity investment style--value or growth--could claim great results.

What we could do, however, was ensure that we followed our disciplined value investment approach--searching for high-quality businesses temporarily selling at prices below fair market value due to transitory issues. During a broad market decline, not all stocks selling at depressed prices are true value opportunities. Our job is to find those businesses whose underlying financial strength and stability will enable them to persevere in harsh conditions.

Our effectiveness with this approach allowed us to push past most of our peers.
For the 12 months ended September 30, Large Company Value ranked within the top
11% of its peer group, 39th out of the 354 Large Cap Value funds surveyed by
Lipper Inc.(2) Since its inception in 1999--some of the most volatile years ever for the stock market--Lipper ranks our portfolio fourth among the 246 Large Cap
Value funds it tracks, placing it in the top 2% of its peer group.

BRAND NAMES AND HEALTH CARE HELPED

While consumer spending may have kept the U.S. economy moving during the last six months, consumer confidence nevertheless saw four consecutive months of decline. That led investors to

PORTFOLIO AT A GLANCE
-------------------------------------------------------------------------------
                                                   AS OF 9/30/02
-------------------------------------------------------------------------------
Net Assets                                         $82.2 million
-------------------------------------------------------------------------------
                                           9/30/02               3/31/02
-------------------------------------------------------------------------------
No. of Holdings                              85                    91
-------------------------------------------------------------------------------
P/E Ratio                                   18.5                  25.3
-------------------------------------------------------------------------------
Median Market                               $12.4                 $17.0
Capitalization                             billion               billion
-------------------------------------------------------------------------------
Weighted Average                            $45.0                 $62.1
Market Capitalization                      billion               billion
-------------------------------------------------------------------------------
Portfolio Turnover                         17%(1)                34%(2)
-------------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                      0.90%(3)                0.90%
-------------------------------------------------------------------------------

(1)  Six months ended 9/30/02.

(2)  Year ended 3/31/02.

(3)  Annualized.

(1)  All fund returns referenced in this review are for Investor Class shares.

(2)  Lipper rankings are based on average annual total returns. Past performance is no guarantee of future results.

Investment terms are defined in the Glossary on pages 68-70.        (continued)

                                                                         ------
                                                                         29

Large Company Value - Performance Review

shift from consumer-cyclical stocks, whose earnings generally fluctuate with the business cycle, to consumer non-cyclicals--companies whose revenue streams are less dependent on the economy. Quintessential non-cyclicals are providers of food, beverages and home products, and Large Company Value's investments included Unilever, the world's third-largest food conglomerate, and ConAgra, the nation's second-largest retail food supplier.

Unilever, based in London, added the most to our results. Besides owning such popular brands as Dove soap, Hellmann's mayonnaise, and Lipton tea, Unilever continues to enjoy the benefits of its merger with Best Foods in 2000.

ConAgra's shares gained as investors applauded its bid to shed its meatpacking plants and focus on name-brand foods, such as Healthy Choice and Peter Pan.

Home products manufacturer Fortune Brands, maker of Moen kitchen fixtures, also contributed during the period. The portfolio held the stock until its favorable price action made it somewhat less attractive on a valuation basis.

Health care issues were another destination for investors in search of steady revenue streams despite wavering

TOP FIVE INDUSTRIES
--------------------------------------------------------------------------------
                                              % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                           9/30/02               3/31/02
--------------------------------------------------------------------------------
Banks                                      14.6%                 14.4%
--------------------------------------------------------------------------------
Energy Reserves &
Production                                 10.9%                 10.7%
--------------------------------------------------------------------------------
Telephone                                   6.3%                  6.1%
--------------------------------------------------------------------------------
Electrical Utilities                        5.5%                  5.9%
--------------------------------------------------------------------------------
Drugs                                       5.4%                  3.3%
--------------------------------------------------------------------------------

economic conditions. By initiating a position in Abbott Laboratories, Large
Company Value benefited from a return in investor confidence in the pharmaceutical giant after an earlier market overreaction to transient regulatory issues. Similarly, the work over the last few years of a new management team at HCA revived regulator confidence in the one of the nation's largest hospital chains. These holdings helped our health care group contribute on a relative basis, and the HCA position was sold when it no longer met our valuation criteria.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                           9/30/02               3/31/02
-------------------------------------------------------------------------------
U.S. Common Stocks                          91.5%                 91.2%
-------------------------------------------------------------------------------
Foreign Stocks                               3.3%                  3.3%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                       94.8%                 94.5%
-------------------------------------------------------------------------------
Temporary
Cash Investments                             5.2%                  5.5%
-------------------------------------------------------------------------------

FINANCIALS AND OIL COMPANIES HURT

Financial stocks represented the largest sector concentration for both Large
Company Value and its benchmark. Unfortunately, the financial arena was hurt by the bear market which reduced revenues for asset managers, decreased the value of shares held by banks and insurers, and forced lenders to contend with rising defaults. As a result, the sector was the portfolio's biggest detractor. Large
Company Value's largest holding was Citigroup, the nation's biggest bank. It was also the portfolio's biggest detracting stock, dragged down as regulators questioned its involvement in financing the recent boom in telecommunication service vendors.

                                                                    (continued)

------

Large Company Value - Performance Review

While stocks slipped, petroleum climbed, as war anxiety pushed crude oil prices above $30 a barrel. In other times such a leap might have benefited energy companies, but weak retail demand limited how much of the higher prices could be passed on to consumers at the pump. This led to contracting refinery margins and lower profits at oil companies, including two of our largest holdings, Exxon
Mobil and ConocoPhillips.

Fears that the economy was slowing made already cautious executives more pessimistic and less likely to increase capital expenditures for information services. That forced Electronic Data Systems, which had predicted a more optimistic environment, to sharply reduce its estimates of high-margin add-ons to its outsourcing contracts.

STAYING ON TRACK

While we continue to contend with uncertainties about war anxiety, lukewarm corporate earnings, and accounting practices, we remain optimistic about the future. In September, the Federal Reserve sounded confident in the economy, saying, "Over time, the current accommodative stance of monetary policy, coupled with still robust underlying growth in productivity, should be sufficient to foster an improving business climate." Such an environment would bode well for the value-oriented firms we seek for Large Company Value, and we're confident these companies will produce attractive returns over the long term.

TOP TEN HOLDINGS
-------------------------------------------------------------------------------
                                            % OF FUND INVESTMENTS
-------------------------------------------------------------------------------
                                          AS OF                AS OF
                                         9/30/02              3/31/02
-------------------------------------------------------------------------------
Citigroup Inc.                            4.3%                  4.2%
-------------------------------------------------------------------------------
Exxon Mobil Corp.                         3.9%                  4.5%
-------------------------------------------------------------------------------
Royal Dutch Petroleum
Co. New York Shares                       2.6%                  2.3%
-------------------------------------------------------------------------------
Bank of America Corp.                     2.4%                  2.4%
-------------------------------------------------------------------------------
Fannie Mae                                2.2%                  2.3%
-------------------------------------------------------------------------------
SBC Communications Inc.                   2.2%                  1.3%
-------------------------------------------------------------------------------
Merck & Co., Inc.                         2.1%                  2.0%
-------------------------------------------------------------------------------
ConocoPhillips(1)                         1.8%                  2.0%
-------------------------------------------------------------------------------
Verizon Communications                    1.7%                  2.5%
-------------------------------------------------------------------------------
AT&T Corp.                                1.6%                  1.3%
-------------------------------------------------------------------------------

(1)  Phillips Petroleum Co. acquired Conoco Inc. on 9/3/02 and changed its name to ConocoPhillips. The percentage as of 3/31/02 represents Phillips
     Petroleum Co. and Conoco Inc. shares owned by the fund on that date.

Investment terms are defined in the Glossary on pages 68-70.

                                                                         ------
                                                                         31

Large Company Value - Schedule of Investments

SEPTEMBER 30, 2002 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 94.8%
--------------------------------------------------------------------------------

APPAREL & TEXTILES -- 1.4%
--------------------------------------------------------------------------------
           18,800  Liz Claiborne, Inc.                            $     469,060
--------------------------------------------------------------------------------
           18,100  VF Corp.                                             651,238
--------------------------------------------------------------------------------
                                                                      1,120,298
--------------------------------------------------------------------------------

BANKS -- 14.6%
--------------------------------------------------------------------------------
           30,900  Bank of America Corp.                              1,971,420
--------------------------------------------------------------------------------
           32,500  Bank One Corp.                                     1,215,500
--------------------------------------------------------------------------------
          118,766  Citigroup Inc.                                     3,521,411
--------------------------------------------------------------------------------
           31,400  Fleet Boston Financial Corp.                         638,362
--------------------------------------------------------------------------------
           28,200  KeyCorp                                              704,154
--------------------------------------------------------------------------------
           31,300  National City Corp.                                  892,989
--------------------------------------------------------------------------------
           22,700  PNC Financial Services Group                         957,259
--------------------------------------------------------------------------------
           51,369  U.S. Bancorp                                         954,436
--------------------------------------------------------------------------------
           34,400  Wachovia Corp.                                     1,124,536
--------------------------------------------------------------------------------
                                                                     11,980,067
--------------------------------------------------------------------------------

CHEMICALS -- 1.4%
--------------------------------------------------------------------------------
           13,900  PPG Industries, Inc.                                 621,330
--------------------------------------------------------------------------------
            9,500  Praxair, Inc.                                        485,545
--------------------------------------------------------------------------------
                                                                      1,106,875
--------------------------------------------------------------------------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 2.1%
--------------------------------------------------------------------------------
            74,770  Hewlett-Packard Co.                                 872,566
--------------------------------------------------------------------------------
            14,700  International Business
                    Machines Corp.                                      858,333
--------------------------------------------------------------------------------
                                                                      1,730,899
--------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 1.4%
--------------------------------------------------------------------------------
           68,500  Computer Associates
                   International, Inc.                                  657,600
--------------------------------------------------------------------------------
           64,300  Oracle Corp.(1)                                      505,720
--------------------------------------------------------------------------------
                                                                      1,163,320
--------------------------------------------------------------------------------

CONSUMER DURABLES -- 0.6%
--------------------------------------------------------------------------------
           10,300  Whirlpool Corp.                                      472,358
--------------------------------------------------------------------------------

DEFENSE/AEROSPACE -- 2.3%
--------------------------------------------------------------------------------
           18,900  Boeing Co.                                           645,057
--------------------------------------------------------------------------------
           31,100  Honeywell International Inc.                         673,626
--------------------------------------------------------------------------------
           12,500  Raytheon Company                                     366,250
--------------------------------------------------------------------------------
            3,500  TRW Inc.                                             204,925
--------------------------------------------------------------------------------
                                                                      1,889,858
--------------------------------------------------------------------------------

DEPARTMENT STORES -- 2.2%
--------------------------------------------------------------------------------
           39,100  May Department
                   Stores Co. (The)                                     890,307
--------------------------------------------------------------------------------
           22,400  Sears, Roebuck & Co.                                 873,600
--------------------------------------------------------------------------------
                                                                      1,763,907
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------

DRUGS -- 5.4%
--------------------------------------------------------------------------------
           23,900  Abbott Laboratories                            $     965,560
--------------------------------------------------------------------------------
           38,200  Bristol-Myers Squibb Co.                             909,160
--------------------------------------------------------------------------------
           37,500  Merck & Co., Inc.                                  1,714,125
--------------------------------------------------------------------------------
           38,200  Schering-Plough Corp.                                814,424
--------------------------------------------------------------------------------
                                                                      4,403,269
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 0.4%
--------------------------------------------------------------------------------
          155,100  Lucent Technologies Inc.(1)                          117,876
--------------------------------------------------------------------------------
           46,200  Tellabs, Inc.(1)                                     187,572
--------------------------------------------------------------------------------
                                                                        305,448
--------------------------------------------------------------------------------

ELECTRICAL UTILITIES -- 5.5%
--------------------------------------------------------------------------------
           33,000  American Electric Power                              940,830
--------------------------------------------------------------------------------
           13,500  Cinergy Corp.                                        424,305
--------------------------------------------------------------------------------
           22,000  DTE Energy Company                                   895,400
--------------------------------------------------------------------------------
           26,500  Exelon Corp.                                       1,258,750
--------------------------------------------------------------------------------
           22,900  TXU Corp.                                            955,159
--------------------------------------------------------------------------------
                                                                      4,474,444
--------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION -- 10.9%
--------------------------------------------------------------------------------
           15,500  ChevronTexaco Corp.                                1,073,375
--------------------------------------------------------------------------------
           32,318  ConocoPhillips                                     1,494,384
--------------------------------------------------------------------------------
          100,636  Exxon Mobil Corp.                                  3,210,288
--------------------------------------------------------------------------------
           33,900  Occidental Petroleum Corp.                           962,082
--------------------------------------------------------------------------------
           52,878  Royal Dutch Petroleum Co.
                   New York Shares                                    2,124,109
--------------------------------------------------------------------------------
                                                                      8,864,238
--------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES -- 1.1%
--------------------------------------------------------------------------------
           38,000  Waste Management, Inc.                               886,160
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 4.2%
--------------------------------------------------------------------------------
           30,100  Fannie Mae                                         1,792,154
--------------------------------------------------------------------------------
           16,700  Freddie Mac                                          933,530
--------------------------------------------------------------------------------
           16,850  MBIA Inc.                                            673,158
--------------------------------------------------------------------------------
                                                                      3,398,842
--------------------------------------------------------------------------------

FOOD & BEVERAGE -- 2.3%
--------------------------------------------------------------------------------
           16,900  ConAgra Foods, Inc.                                  419,965
--------------------------------------------------------------------------------
           25,900  Heinz (H.J.) Co.                                     864,283
--------------------------------------------------------------------------------
            9,600  Unilever N.V. New York Shares                        570,720
--------------------------------------------------------------------------------
                                                                      1,854,968
--------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER -- 0.5%
--------------------------------------------------------------------------------
           13,200  International Paper Co.                              440,748
--------------------------------------------------------------------------------

GAS & WATER UTILITIES -- 0.6%
--------------------------------------------------------------------------------
           29,100  NiSource Inc.                                        501,393
--------------------------------------------------------------------------------

HEAVY ELECTRICAL EQUIPMENT -- 1.3%
--------------------------------------------------------------------------------
           18,100  Dover Corp.                                          459,378
--------------------------------------------------------------------------------
           12,700  Emerson Electric Co.                                 558,038
--------------------------------------------------------------------------------
                                                                      1,017,416
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------

Large Company Value - Schedule of Investments

SEPTEMBER 30, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------

INDUSTRIAL PARTS -- 2.8%
--------------------------------------------------------------------------------
           13,000  Black & Decker Corporation                     $     545,090
--------------------------------------------------------------------------------
           15,400  Ingersoll-Rand Company                               530,376
--------------------------------------------------------------------------------
           14,500  Parker-Hannifin Corp.                                554,045
--------------------------------------------------------------------------------
           13,200  Snap-on Inc.                                         303,336
--------------------------------------------------------------------------------
           22,200  Tyco International Ltd.                              313,020
--------------------------------------------------------------------------------
                                                                      2,245,867
--------------------------------------------------------------------------------

INFORMATION SERVICES -- 1.5%
--------------------------------------------------------------------------------
           16,900  Computer Sciences Corp.(1)                           469,651
--------------------------------------------------------------------------------
           51,300  Electronic Data Systems Corp.                        717,174
--------------------------------------------------------------------------------
                                                                      1,186,825
--------------------------------------------------------------------------------

INVESTMENT TRUSTS -- 4.8%
--------------------------------------------------------------------------------
           48,000  Standard and Poor's 500
                   Depositary Receipt                                 3,927,360
--------------------------------------------------------------------------------

LEISURE -- 0.5%
--------------------------------------------------------------------------------
           23,654  Mattel, Inc.                                         426,009
--------------------------------------------------------------------------------

LIFE & HEALTH INSURANCE -- 2.8%
--------------------------------------------------------------------------------
           12,500  CIGNA Corp.                                          884,375
--------------------------------------------------------------------------------
           19,800  Torchmark Corp.                                      678,348
--------------------------------------------------------------------------------
           36,000  UnumProvident Corp.                                  732,600
--------------------------------------------------------------------------------
                                                                      2,295,323
--------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES -- 1.4%
--------------------------------------------------------------------------------
           24,200  Becton Dickinson & Co.                               687,280
--------------------------------------------------------------------------------
           13,300  Guidant Corp.(1)                                     429,723
--------------------------------------------------------------------------------
                                                                      1,117,003
--------------------------------------------------------------------------------

MINING & METALS -- 0.6%
--------------------------------------------------------------------------------
           24,800  Alcoa Inc.                                           478,640
--------------------------------------------------------------------------------

MOTOR VEHICLES & PARTS -- 1.0%
--------------------------------------------------------------------------------
           21,800  General Motors Corp.                                 848,020
--------------------------------------------------------------------------------

OIL SERVICES -- 0.6%
--------------------------------------------------------------------------------
           22,900  Transocean Sedco Forex, Inc.                         476,320
--------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE -- 4.4%
--------------------------------------------------------------------------------
           27,300  Allstate Corp.                                       970,515
--------------------------------------------------------------------------------
           25,900  Hartford Financial Services
                   Group, Inc. (The)                                  1,061,900
--------------------------------------------------------------------------------
           19,800  Loews Corp.                                          849,222
--------------------------------------------------------------------------------
           16,400  MGIC Investment Corp.                                669,612
--------------------------------------------------------------------------------
                                                                      3,551,249
--------------------------------------------------------------------------------

PUBLISHING -- 1.2%
--------------------------------------------------------------------------------
           13,500  Gannett Co., Inc.                                    974,430
--------------------------------------------------------------------------------

RAILROADS -- 0.7%
--------------------------------------------------------------------------------
           24,200  Burlington Northern
                   Santa Fe Corp.                                       578,864
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST -- 0.7%
--------------------------------------------------------------------------------
           25,200  Equity Residential
                   Properties Trust                              $      603,288
--------------------------------------------------------------------------------

RESTAURANTS -- 1.2%
--------------------------------------------------------------------------------
           55,460  McDonald's Corp.                                     979,424
--------------------------------------------------------------------------------

SECURITIES & ASSET MANAGEMENT -- 2.7%
--------------------------------------------------------------------------------
           34,100  Merrill Lynch & Co., Inc.                          1,123,595
--------------------------------------------------------------------------------
           31,600  Morgan Stanley Dean
                   Witter & Co.                                       1,070,608
--------------------------------------------------------------------------------
                                                                      2,194,203
--------------------------------------------------------------------------------

SPECIALTY STORES -- 0.5%
--------------------------------------------------------------------------------
           19,200  Best Buy Co., Inc.(1)                                428,352
--------------------------------------------------------------------------------

TELEPHONE -- 6.3%
--------------------------------------------------------------------------------
          109,000  AT&T Corp.                                         1,309,090
--------------------------------------------------------------------------------
           88,600  SBC Communications Inc.                            1,780,860
--------------------------------------------------------------------------------
           70,400  Sprint Corp.                                         642,048
--------------------------------------------------------------------------------
           50,300  Verizon Communications                             1,380,232
--------------------------------------------------------------------------------
                                                                      5,112,230
--------------------------------------------------------------------------------

THRIFTS -- 1.3%
--------------------------------------------------------------------------------
           34,600  Washington Mutual, Inc.                            1,088,862
--------------------------------------------------------------------------------

TOBACCO -- 1.6%
--------------------------------------------------------------------------------
           33,000  Philip Morris Companies Inc.                       1,280,400
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $93,574,536)                                                   77,167,177
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 5.2%
--------------------------------------------------------------------------------
Repurchase Agreement, Bank of America
Securities, LLC, (U.S. Treasury obligations),
in a joint trading account at 1.81%,
dated 9/30/02, due 10/1/02
(Delivery value $200,010)                                               200,000
--------------------------------------------------------------------------------
Repurchase Agreement, Morgan Stanley
Group, Inc., (U.S. Treasury obligations),
in a joint trading account at 1.82%,
dated 9/30/02, due 10/1/02
(Delivery value $4,000,202)                                           4,000,000
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $4,200,000)                                                     4,200,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $97,774,536)                                                  $81,367,177
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

See Notes to Financial Statements.

                                                                         ------
                                                                         33

Statement of Assets and Liabilities

SEPTEMBER 30, 2002 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
                                                                                                     LARGE
                                                                                    SMALL CAP       COMPANY
                                                    VALUE      EQUITY INCOME          VALUE          VALUE
---------------------------------------------------------------------------------------------------------------

ASSETS
---------------------------------------------------------------------------------------------------------------
Investment securities, at value
(cost of $2,136,087,718, $1,220,875,912,
$1,136,358,518, and $97,774,536,
respectively) (Note 8)                         $1,941,402,702   $1,165,184,147   $1,027,190,431   $81,367,177
---------------------------------------------
Affiliated securities, at value (cost of
$26,561,010 , $-- , $61,874,053, and $--,
respectively) (Note 5 and 8)                       17,814,771               --       42,030,690            --
---------------------------------------------
Cash                                                       --               --               --       513,860
---------------------------------------------
Collateral for securities loaned (Note 6)          37,466,125               --               --            --
---------------------------------------------
Receivable for investments sold                    24,670,780       12,165,759       13,936,530       488,983
---------------------------------------------
Receivable for capital shares sold                     70,607        1,017,629           35,879       909,787
---------------------------------------------
Dividends, interest and other
income receivable                                   2,106,094        3,983,112        1,289,097       172,393
---------------------------------------------------------------------------------------------------------------
                                                2,023,531,079    1,182,350,647    1,084,482,627    83,452,200
---------------------------------------------------------------------------------------------------------------

LIABILITIES
---------------------------------------------------------------------------------------------------------------
Disbursements in excess
of demand deposit cash                              2,910,243        1,437,226        3,062,606            --
---------------------------------------------
Payable for securities loaned (Note 6)             37,466,125               --               --            --
---------------------------------------------
Payable for investments purchased                  24,540,976       11,463,810        7,364,433     1,066,097
---------------------------------------------
Payable for forward foreign
currency exchange contracts                             9,431            9,675               --            --
---------------------------------------------
Payable for variation margin
on futures contracts                                1,546,376          839,096               --            --
---------------------------------------------
Dividends payable                                     218,693          554,535               --       167,399
---------------------------------------------
Accrued management fees (Note 2)                    1,649,486          974,038        1,136,699        63,388
---------------------------------------------
Distribution fees payable (Note 2)                     41,867           23,415           38,970           335
---------------------------------------------
Service fees payable (Note 2)                          40,949           20,184           37,799           116
---------------------------------------------------------------------------------------------------------------
                                                   68,424,146       15,321,979       11,640,507     1,297,335
---------------------------------------------------------------------------------------------------------------

NET ASSETS                                     $1,955,106,933   $1,167,028,668   $1,072,842,120   $82,154,865
===============================================================================================================

See Notes to Financial Statements. See Glossary for a definition of the table.                     (continued)

------

Statement of Assets and Liabilities

SEPTEMBER 30, 2002 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
                                                                                                     LARGE
                                                                                    SMALL CAP       COMPANY
                                                    VALUE      EQUITY INCOME          VALUE          VALUE
---------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------
Capital (par value and paid-in surplus)        $2,264,836,546   $1,273,481,700   $1,201,536,636   $99,525,803
---------------------------------------------
Accumulated undistributed net
investment income (loss)                            1,483,755          358,100          843,144        (7,538)
---------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                 (95,224,716)     (44,884,106)        (526,210)     (956,041)
---------------------------------------------
Net unrealized depreciation on investments
and translation of assets and liabilities
in foreign currencies (Note 8)                   (215,988,652)     (61,927,026)    (129,011,450)  (16,407,359)
---------------------------------------------------------------------------------------------------------------
                                               $1,955,106,933   $1,167,028,668   $1,072,842,120   $82,154,865
===============================================================================================================

INVESTOR CLASS, $0.01 PAR VALUE
---------------------------------------------------------------------------------------------------------------
Net assets                                     $1,597,721,761   $1,006,485,391     $812,548,902   $79,563,535
---------------------------------------------
Shares outstanding                                285,331,757      162,884,655      120,853,853    19,020,380
---------------------------------------------
Net asset value per share                               $5.60            $6.18            $6.72         $4.18
---------------------------------------------------------------------------------------------------------------

ADVISOR CLASS, $0.01 PAR VALUE
---------------------------------------------------------------------------------------------------------------
Net assets                                       $185,093,469      $87,601,021     $170,011,278       $30,976
---------------------------------------------
Shares outstanding                                 33,061,674       14,176,748       25,316,268         7,407
---------------------------------------------
Net asset value per share                               $5.60            $6.18            $6.72         $4.18
---------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE
---------------------------------------------------------------------------------------------------------------
Net assets                                       $170,177,816      $65,298,970      $87,581,018    $2,062,994
---------------------------------------------
Shares outstanding                                 30,371,414       10,564,512       12,998,119       493,133
---------------------------------------------
Net asset value per share                               $5.60            $6.18            $6.74         $4.18
---------------------------------------------------------------------------------------------------------------

C CLASS, $0.01 PAR VALUE
---------------------------------------------------------------------------------------------------------------
Net assets                                         $2,113,887       $7,643,286       $2,700,922      $497,360
---------------------------------------------
Shares outstanding                                    378,183        1,236,910          405,300       118,992
---------------------------------------------
Net asset value per share                               $5.59            $6.18            $6.66         $4.18
---------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements. See Glossary for a definition of the table.

                                                                         ------
                                                                         35

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
                                                                                                     LARGE
                                                                                    SMALL CAP       COMPANY
                                                    VALUE      EQUITY INCOME          VALUE          VALUE
---------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME

INCOME:
---------------------------------------------
Dividends (including $-- and $261,000 from
affiliates for Value and Small Cap Value,
respectively, and net of foreign taxes
withheld of $268,647, $129,001, $--,
and $10,581, respectively) (Note 5)            $   22,810,054   $   17,111,225   $   9,514,671    $   938,310
---------------------------------------------
Interest and other income                           1,611,613        4,089,684         665,283         37,689
---------------------------------------------------------------------------------------------------------------
                                                   24,421,667       21,200,909      10,179,954        975,999
---------------------------------------------------------------------------------------------------------------

EXPENSES (Note 2):
---------------------------------------------
Management fees                                    11,144,208        5,947,774       8,810,065        349,987
---------------------------------------------
Distribution fees:
---------------------------------------------
  Advisor Class                                       259,476          102,917         249,461             32
---------------------------------------------
  C Class                                               8,187           24,814          12,529          1,504
---------------------------------------------
Service fees:
---------------------------------------------
  Advisor Class                                       259,476          102,917         249,461             32
---------------------------------------------
  C Class                                               2,729            8,271           4,176            501
---------------------------------------------
Directors' fees and expenses                           15,783            7,894          11,118            432
---------------------------------------------------------------------------------------------------------------
                                                   11,689,859        6,194,587       9,336,810        352,488
---------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                              12,731,808       15,006,322         843,144        623,511
---------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS

NET REALIZED LOSS ON:
---------------------------------------------
Investment transactions (including $- and
$(20,574,737) from affiliates, for Value
and Small Cap Value, respectively)
(Note 3 and 5)                                    (97,083,417)     (63,257,182)    (37,935,150)      (144,785)
---------------------------------------------
Foreign currency transactions                      (1,569,193)        (469,204)             --             --
---------------------------------------------------------------------------------------------------------------
                                                  (98,652,610)     (63,726,386)    (37,935,150)      (144,785)
---------------------------------------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED DEPRECIATION ON:
---------------------------------------------
Investments (Note 8)                             (470,895,938)    (151,883,210)   (318,238,211)   (21,613,368)
---------------------------------------------
Translation of assets and liabilities
in foreign currencies                                 (87,010)         (28,631)             --             --
---------------------------------------------------------------------------------------------------------------
                                                 (470,982,948)    (151,911,841)   (318,238,211)   (21,613,368)
---------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                 (569,635,558)    (215,638,227)   (356,173,361)   (21,758,153)
---------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                       $(556,903,750)   $(200,631,905)  $(355,330,217)  $(21,134,642)
===============================================================================================================

See Notes to Financial Statements. See Glossary for a definition of the table.

------

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED) AND YEAR ENDED MARCH 31, 2002
---------------------------------------------------------------------------------------------------------------
                                                          VALUE                       EQUITY INCOME
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                 9/30/02          3/31/02         9/30/02          3/31/02
------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------
Net investment income                        $   12,731,808   $   23,823,067   $   15,006,322   $   19,857,735
---------------------------------------------
Net realized gain (loss)                        (98,652,610)     137,241,875      (63,726,386)      41,824,181
---------------------------------------------
Change in net unrealized
appreciation (depreciation)                    (470,982,948)     179,036,953     (151,911,841)      63,159,509
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                      (556,903,750)     340,101,895     (200,631,905)     124,841,425
------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
From net investment income:
---------------------------------------------
  Investor Class                                 (9,463,489)     (19,961,450)     (13,404,214)    (17,242,085)
---------------------------------------------
  Advisor Class                                    (817,734)      (1,275,814)        (975,530)       (995,395)
---------------------------------------------
  Institutional Class                            (1,208,154)      (2,852,661)        (955,848)     (1,249,824)
---------------------------------------------
  C Class                                            (1,434)            (982)         (56,186)         (9,681)
---------------------------------------------
From net realized gains:
---------------------------------------------
  Investor Class                                          --     (29,386,609)               --     (4,485,457)
---------------------------------------------
  Advisor Class                                           --      (2,550,304)               --       (300,918)
---------------------------------------------
  Institutional Class                                     --      (3,652,365)               --       (346,054)
---------------------------------------------
  C Class                                                 --         (12,981)               --         (3,577)
------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions       (11,490,811)     (59,693,166)     (15,391,778)    (24,632,991)
------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
------------------------------------------------------------------------------------------------------------------
Net increase in net assets
from capital share transactions                  17,742,331      403,893,554      213,343,061      555,057,841
------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS          (550,652,230)     684,302,283       (2,680,622)     655,266,275

NET ASSETS
------------------------------------------------------------------------------------------------------------------
Beginning of period                           2,505,759,163    1,821,456,880    1,169,709,290      514,443,015
------------------------------------------------------------------------------------------------------------------

End of period                                $1,955,106,933   $2,505,759,163   $1,167,028,668   $1,169,709,290
==================================================================================================================

Undistributed net investment income              $1,483,755         $242,758         $358,100         $743,556
==================================================================================================================

See Notes to Financial Statements. See Glossary for a definition of the table.                      (continued)

                                                                         ------
                                                                         37

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED) AND YEAR ENDED MARCH 31, 2002
---------------------------------------------------------------------------------------------------------------
                                                       SMALL CAP VALUE                 LARGE COMPANY VALUE
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                 9/30/02          3/31/02         9/30/02          3/31/02
------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------
Net investment income                        $      843,144   $    2,282,162   $      623,511   $      605,107
---------------------------------------------
Net realized gain (loss)                        (37,935,150)      60,430,578         (144,785)        (650,366)
---------------------------------------------
Change in net unrealized
appreciation (depreciation)                    (318,238,211)     176,832,852      (21,613,368)       4,610,862
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                      (355,330,217)     239,545,592      (21,134,642)       4,565,603
------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
From net investment income:
---------------------------------
  Investor Class                                         --       (2,147,040)        (614,812)        (594,682)
---------------------------------------------
  Advisor Class                                          --          (47,387)            (199)            (979)
---------------------------------------------
  Institutional Class                                    --         (118,534)         (21,984)         (10,698)
---------------------------------------------
  C Class                                                --             (180)          (1,378)            (118)
---------------------------------------------
From net realized gains:
---------------------------------------------
  Investor Class                                         --      (23,501,956)              --               --
---------------------------------------------
  Advisor Class                                          --       (1,976,101)              --               --
---------------------------------------------
  Institutional Class                                    --         (905,328)              --               --
---------------------------------------------
  C Class                                                --          (67,388)              --               --
------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions                --      (28,763,914)         (638,373)        (606,477)
------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                (148,473,873)   1,111,154,001        31,071,905       49,427,832
------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS          (503,804,090)   1,321,935,679         9,298,890       53,386,958

NET ASSETS
------------------------------------------------------------------------------------------------------------------
Beginning of period                           1,576,646,210      254,710,531        72,855,975       19,469,017
------------------------------------------------------------------------------------------------------------------

End of period                                $1,072,842,120   $1,576,646,210       $82,154,865      $72,855,975
==================================================================================================================

Accumulated undistributed net
investment income (loss)                           $843,144              --            $(7,538)          $7,324
==================================================================================================================

See Notes to Financial Statements. See Glossary for a definition of the table.

------

Notes to Financial Statements

SEPTEMBER 30, 2002 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Value Fund (Value), Equity Income Fund
(Equity Income), Small Cap Value Fund (Small Cap Value), and Large Company Value
Fund (Large Company Value) (formerly Large Cap Value Fund) (collectively, the funds) are four funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The investment objective of Value, Small Cap
Value, and Large Company Value is long-term capital growth. The production of income is a secondary objective. Value, Small Cap Value, and Large Company Value seek to achieve their investment objective by primarily investing in equity securities of companies that management believes to be undervalued at the time of purchase. Small Cap Value invests in companies with smaller market capitalization, Value invests in companies with small, medium, and large market capitalization, and Large Company Value invests in companies with larger market capitalization. The investment objective of Equity Income is the production of current income through investments in income-producing equity securities.
Capital appreciation is a secondary objective. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

MULTIPLE CLASS -- The funds are authorized to issue the following classes of shares: the Investor Class, the Advisor Class, the Institutional Class, and the
C Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Security lending income is recorded daily on an accrual basis.

FUTURES CONTRACTS - The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment

                                                                    (continued)

                                                                         ------
                                                                         39

Notes to Financial Statements

SEPTEMBER 30, 2002 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

transactions and unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

                                                                    (continued)

------

Notes to Financial Statements

SEPTEMBER 30, 2002 (UNAUDITED)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of each fund's average daily closing net assets during the previous month. Following are the management fee schedules for the funds:

                                                                   LARGE
                  VALUE    EQUITY INCOME    SMALL CAP VALUE    COMPANY VALUE
--------------------------------------------------------------------------------
Investor          1.00%        1.00%             1.25%        0.70% to 0.90%
--------------------------------------------------------------------------------
Advisor           0.75%        0.75%             1.00%        0.45% to 0.65%
--------------------------------------------------------------------------------
Institutional     0.80%        0.80%             1.05%        0.50% to 0.70%
--------------------------------------------------------------------------------
C Class           1.00%        1.00%             1.25%        0.70% to 0.90%
--------------------------------------------------------------------------------

The management fee for Large Company Value varies depending on fund asset levels. As fund assets increase, the fee applied decreases. For the six months ended September 30, 2002, the effective annual Investor Class management fee for
Large Company Value was 0.90%.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively, and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly in arrears based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans during the six months ended September 30, 2002 are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the six months ended September 30, 2002, the funds invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPM (See Note 7). The funds have a securities lending agreement with JPMorgan Chase Bank (Chase) (See Note 6). Chase is a wholly owned subsidiary of JPM.

                                                                    (continued)

                                                                         ------
                                                                         41

Notes to Financial Statements

SEPTEMBER 30, 2002 (UNAUDITED)

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended September 30, 2002, were as follows:
--------------------------------------------------------------------------------

                                                                                LARGE
                            VALUE        EQUITY INCOME   SMALL CAP VALUE    COMPANY VALUE
-------------------------------------------------------------------------------------------
Purchases              $1,103,727,940    $923,789,632     $715,339,885       $42,066,971
-------------------------------------------------------------------------------------------
Proceeds from sales    $1,036,422,785    $713,803,279     $790,323,956       $12,195,504
-------------------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                                                        VALUE                         EQUITY INCOME
----------------------------------------------------------------------------------------------------------------
                                               SHARES           AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED SEPTEMBER 30, 2002

SHARES AUTHORIZED                            900,000,000                       400,000,000
================================================================================================================
Sold                                          45,997,390     $306,108,921       57,539,458       $396,618,546
-----------------------------------------
Issued in reinvestment of distributions        1,491,342        9,055,384        1,900,288         12,452,986
-----------------------------------------
Redeemed                                     (49,713,819)    (320,584,536)     (35,806,900)      (239,896,436)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                       (2,225,087)    $ (5,420,231)      23,632,846       $169,175,096
================================================================================================================

YEAR ENDED MARCH 31, 2002

SHARES AUTHORIZED                            750,000,000                       300,000,000
================================================================================================================
Sold                                         133,232,630     $906,963,119      110,852,624       $771,867,129
-----------------------------------------
Issued in reinvestment of distributions        6,943,823       47,452,442        2,928,233         20,390,751
-----------------------------------------
Redeemed                                     (97,075,874)    (650,205,611)     (46,800,853)      (322,098,921)
----------------------------------------------------------------------------------------------------------------
Net increase                                  43,100,579     $304,209,950       66,980,004       $470,158,959
================================================================================================================

ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED SEPTEMBER 30, 2002

SHARES AUTHORIZED                            100,000,000                        35,000,000
================================================================================================================
Sold                                          11,323,813      $75,305,551        7,048,075        $48,264,896
-----------------------------------------
Issued in reinvestment of distributions          135,006          812,816          148,302            966,668
-----------------------------------------
Redeemed                                      (7,354,524)     (47,977,894)      (3,189,492)       (21,845,095)
----------------------------------------------------------------------------------------------------------------
Net increase                                   4,104,295      $28,140,473        4,006,885        $27,386,469
================================================================================================================

YEAR ENDED MARCH 31, 2002

SHARES AUTHORIZED                            100,000,000                        25,000,000
================================================================================================================
Sold                                          18,409,434     $126,209,372        8,330,904        $58,034,642
-----------------------------------------
Issued in reinvestment of distributions          550,750        3,767,910          184,473          1,285,718
-----------------------------------------
Redeemed                                      (6,336,430)     (43,357,903)      (2,657,543)       (18,251,584)
----------------------------------------------------------------------------------------------------------------
Net increase                                  12,623,754     $ 86,619,379        5,857,834        $41,068,776
================================================================================================================

                                                                    (continued)

------

Notes to Financial Statements

SEPTEMBER 30, 2002 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                        VALUE                         EQUITY INCOME
----------------------------------------------------------------------------------------------------------------
                                               SHARES           AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED SEPTEMBER 30, 2002

SHARES AUTHORIZED                            120,000,000                        35,000,000
================================================================================================================
Sold                                           3,286,647      $21,918,408        3,657,484        $25,724,174
-----------------------------------------
Issued in reinvestment of distributions          183,217        1,106,515          128,687            844,308
-----------------------------------------
Redeemed                                      (4,584,418)     (28,802,465)      (2,148,673)       (14,678,468)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                       (1,114,554)     $(5,777,542)       1,637,498        $11,890,014
================================================================================================================

YEAR ENDED MARCH 31, 2002

SHARES AUTHORIZED                            100,000,000                        25,000,000
================================================================================================================
Sold                                          11,501,423      $77,970,022        9,609,339        $65,703,337
-----------------------------------------
Issued in reinvestment of distributions          950,873        6,494,552          192,344          1,343,687
-----------------------------------------
Redeemed                                     (10,782,506)     (73,184,250)      (3,831,540)       (27,042,779)
----------------------------------------------------------------------------------------------------------------
Net increase                                   1,669,790      $11,280,324        5,970,143        $40,004,245
================================================================================================================

C CLASS
----------------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED SEPTEMBER 30, 2002

SHARES AUTHORIZED                             50,000,000                        10,000,000
================================================================================================================
Sold                                             129,667         $866,209          780,710         $5,422,478
-----------------------------------------
Issued in reinvestment of distributions              252            1,411            7,381             48,041
-----------------------------------------
Redeemed                                         (11,436)         (67,989)         (89,168)          (579,037)
----------------------------------------------------------------------------------------------------------------
Net increase                                     118,483         $799,631          698,923         $4,891,482
================================================================================================================

YEAR ENDED MARCH 31, 2002(1)

SHARES AUTHORIZED                             50,000,000                        10,000,000
================================================================================================================
Sold                                             264,316       $1,817,753          538,988         $3,832,691
-----------------------------------------
Issued in reinvestment of distributions            1,990           13,691            1,508             10,769
-----------------------------------------
Redeemed                                          (6,606)         (47,543)          (2,509)           (17,599)
----------------------------------------------------------------------------------------------------------------
Net increase                                     259,700       $1,783,901          537,987         $3,825,861
================================================================================================================

(1)  June 4, 2001 (commencement of sale) for Value and July 13, 2001
    (commencement of sale) for Equity Income through March 31, 2002.

                                                                    (continued)

                                                                         ------
                                                                         43

Notes to Financial Statements

SEPTEMBER 30, 2002 (UNAUDITED)

 4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                    SMALL CAP VALUE               LARGE COMPANY VALUE
----------------------------------------------------------------------------------------------------------------
                                               SHARES           AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------

INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED SEPTEMBER 30, 2002

SHARES AUTHORIZED                            500,000,000                        50,000,000
================================================================================================================

Sold                                          36,327,678    $ 300,472,911        8,250,030        $39,621,391
-----------------------------------------
Issued in reinvestment of distributions               --               --           73,881            336,831
-----------------------------------------
Redeemed                                     (66,991,010)    (515,699,399)      (1,956,596)        (9,374,960)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                      (30,663,332)   $(215,226,488)       6,367,315        $30,583,262
================================================================================================================

YEAR ENDED MARCH 31, 2002

SHARES AUTHORIZED                            400,000,000                        50,000,000
================================================================================================================
Sold                                         187,520,379   $1,422,240,743       11,118,072        $58,779,579
-----------------------------------------
Issued in reinvestment of distributions        3,057,696       23,602,179           79,621            421,826
-----------------------------------------
Redeemed                                     (73,226,252)    (545,885,802)      (2,354,083)       (12,437,123)
----------------------------------------------------------------------------------------------------------------
Net increase                                 117,351,823   $  899,957,120        8,843,610        $46,764,282
================================================================================================================

ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED SEPTEMBER 30, 2002

SHARES AUTHORIZED                            100,000,000                        12,500,000
================================================================================================================
Sold                                           9,335,860      $77,259,722            6,260            $32,668
-----------------------------------------
Issued in reinvestment of distributions                --              --               44                199
-----------------------------------------
Redeemed                                      (5,244,068)     (39,776,373)              --                 --
----------------------------------------------------------------------------------------------------------------
Net increase                                   4,091,792      $37,483,349            6,304            $32,867
================================================================================================================

YEAR ENDED MARCH 31, 2002

SHARES AUTHORIZED                             25,000,000                        12,500,000
================================================================================================================
Sold                                          20,963,504     $163,801,994            1,288         $    6,837
-----------------------------------------
Issued in reinvestment of distributions          249,394        1,925,239              186                979
-----------------------------------------
Redeemed                                      (3,108,049)     (23,549,570)         (24,261)          (132,450)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                       18,104,849     $142,177,663          (22,787)         $(124,634)
================================================================================================================

                                                                    (continued)

------

Notes to Financial Statements

SEPTEMBER 30, 2002 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                    SMALL CAP VALUE               LARGE COMPANY VALUE
----------------------------------------------------------------------------------------------------------------
                                               SHARES           AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED SEPTEMBER 30, 2002

SHARES AUTHORIZED                             50,000,000                       12,500,000
================================================================================================================
Sold                                           7,054,487      $59,048,455         176,973            $867,767
-----------------------------------------
Issued in reinvestment of distributions               --               --           4,724              21,865
-----------------------------------------
Redeemed                                      (3,760,480)     (29,277,453)       (164,758)           (795,175)
----------------------------------------------------------------------------------------------------------------
Net increase                                   3,294,007      $29,771,002          16,939            $ 94,457
================================================================================================================

YEAR ENDED MARCH 31, 2002(1)

SHARES AUTHORIZED                             12,500,000                       12,500,000
================================================================================================================
Sold                                           9,737,838      $75,993,635         498,116          $2,658,500
-----------------------------------------
Issued in reinvestment of distributions          129,752        1,002,871           1,939              10,599
-----------------------------------------
Redeemed                                      (1,464,366)     (11,497,830)        (23,861)           (125,544)
----------------------------------------------------------------------------------------------------------------
Net increase                                   8,403,224      $65,498,676         476,194          $2,543,555
================================================================================================================

C CLASS
----------------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED SEPTEMBER 30, 2002

SHARES AUTHORIZED                             12,500,000                        12,500,000
================================================================================================================
Sold                                              14,729        $ 117,864           72,307           $360,135
-----------------------------------------
Issued in reinvestment of distributions               --               --              309              1,378
-----------------------------------------
Redeemed                                         (74,600)        (619,600)             (36)              (194)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease)                          (59,871)       $(501,736)          72,580           $361,319
================================================================================================================

YEAR ENDED MARCH 31, 2002(2)

SHARES AUTHORIZED                             12,500,000                        12,500,000
================================================================================================================
Sold                                             462,776       $3,503,425           46,390           $244,511
-----------------------------------------
Issued in reinvestment of distributions            7,190           55,495               22                118
-----------------------------------------
Redeemed                                          (4,795)         (38,378)              --                 --
----------------------------------------------------------------------------------------------------------------
Net increase                                     465,171       $3,520,542           46,412           $244,629
================================================================================================================

(1)  August 10, 2001  (commencement  of sale)  through  March 31, 2002 for Large
     Company Value.

(2)  June 1, 2001 (commencement of sale) for Small Cap Value and November 7,
     2001 (commencement of sale) for Large Company Value through March 31, 2002.

                                                                    (continued)

                                                                         ------
                                                                         45

Notes to Financial Statements

SEPTEMBER 30, 2002 (UNAUDITED)

5. AFFILIATED COMPANY TRANSACTIONS

An affiliated company represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the 1940
Act. A summary of transactions for each issuer which is or was an affiliate at or during the six months ended September 30, 2002 follows:

                         SHARE                                                           SEPTEMBER 30, 2002
                        BALANCE     PURCHASE      SALES        REALIZED     DIVIDEND     SHARE       MARKET
ISSUER                  3/31/02       COST         COST       GAIN (LOSS)    INCOME     BALANCE       VALUE
----------------------------------------------------------------------------------------------------------------
VALUE
----------------------------------------------------------------------------------------------------------------
Littelfuse, Inc.(1)     1,044,300     $319,500      --            --             --    1,062,300   $17,814,771

SMALL CAP VALUE
----------------------------------------------------------------------------------------------------------------
AmeriPath Inc.(1)(2)    1,050,000  $22,913,468  $24,718,482  $ (5,666,445)    --       1,250,000  $ 18,531,250
-----------------------
Insituform
Technologies,
Inc. Cl A(1)(2)         1,030,000   11,361,381   10,346,280      (886,785)    --       1,125,000    16,098,750
-----------------------
Kadant Inc.(1)            830,000      393,705    2,730,221        87,644     --         665,000     8,977,500
-----------------------
Measurement
Specialties Inc.(1)(2)  1,110,000           --   13,350,572   (11,723,400)    --          --            --
-----------------------
Medallion
Financial Corp.         1,010,000      971,628    1,485,000      (835,597)  $ 34,200   1,025,000     4,879,000
-----------------------
NATCO Group Inc.(1)       925,000           --    1,512,106      (634,630)    --         805,000     6,061,650
-----------------------
Owens & Minor Inc.(2)   1,250,000    6,663,657    7,557,711    (1,083,411)   226,800   1,215,000    17,362,350
-----------------------
Pomeroy Computer
Resources, Inc.(1)(2)     640,000           --    4,298,708      (861,813)    --         371,100     3,679,457
-----------------------
Roxio Inc.(1)             485,000    4,485,621    4,805,853     2,552,551     --         945,000     2,863,350
-----------------------
SRI/Surgical
Express Inc.(1)           480,084      740,122      860,084      (331,907)    --         487,526     4,741,190
-----------------------
Swift Energy Co.(1)       625,000   12,340,672      410,048      (153,845)    --       1,395,000    14,508,000
-----------------------
Sybron Dental
Specialties Inc.(1)(2)  1,185,000   13,956,222    8,194,224      (454,981)    --       1,505,000    21,054,950
-----------------------
Ulticom Inc.(1)(2)      1,320,000    3,661,005    3,432,131      (582,118)    --       1,480,000     8,154,800
----------------------------------------------------------------------------------------------------------------
                                   $77,487,481  $83,701,420  $(20,574,737)  $261,000              $126,912,247
================================================================================================================

(1)Non-income producing.

(2)Issuer was not an affiliate at September 30, 2002.

6. SECURITIES LENDING

At September 30, 2002, securities in Value valued at $36,204,402 were on loan through the lending agent, Chase, to certain approved borrowers. Chase receives and maintains collateral in the form of cash, U.S. Treasury or Government Agency securities and/or letters of credit for the fund. The value of cash collateral at period end is disclosed in the Statement of Assets and Liabilities. The total value of collateral, at this date, was valued at $37,466,125. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

                                                                    (continued)

------

Notes to Financial Statements

SEPTEMBER 30, 2002 (UNAUDITED)

7. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM, have a $650,000,000 unsecured bank line of credit agreement with JPM. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended September 30,
2002.

 8. FEDERAL TAX INFORMATION

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

As of September 30, 2002, the components of investments for federal income tax purposes were as follows:

                                                                                                    LARGE
                                              VALUE          EQUITY INCOME    SMALL CAP VALUE   COMPANY VALUE
----------------------------------------------------------------------------------------------------------------
Federal Tax Cost of Investments          $2,179,273,207     $1,224,581,391    $1,208,555,134     $ 98,168,093
================================================================================================================
Gross Tax Appreciation of Investments    $   73,016,458     $   36,026,390    $   39,683,016     $    855,599
----------------------------------------
Gross Tax Depreciation of Investments      (293,072,192)       (95,423,634)     (179,017,029)     (17,656,515)
----------------------------------------------------------------------------------------------------------------
Net Tax Depreciation of Investments      $ (220,055,734)    $  (59,397,244)   $ (139,334,013)    $(16,800,916)
================================================================================================================

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Following are the capital loss carryovers and capital loss deferral amounts at
March 31, 2002:

                                                                                          LARGE
                                    VALUE        EQUITY INCOME    SMALL CAP VALUE     COMPANY VALUE
-------------------------------------------------------------------------------------------------------
Accumulated capital losses           --               --                --              $ 31,665
-------------------------------------------------------------------------------------------------------
Capital loss deferral            $19,903,694          --                --              $386,034
-------------------------------------------------------------------------------------------------------

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2009 through 2010 for
Large Company Value.

The capital loss deferrals represent net capital losses incurred in the five-month period ended March 31, 2002. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

                                                                         ------
                                                                         47

Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
------------------------------------------------------------------------------------------------------------------
                                                                  INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------
                                      2002(1)       2002         2001         2000         1999        1998
------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value,
Beginning of Period                   $7.19        $6.27        $5.35        $5.77        $7.73       $6.58
------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(2)             0.04         0.08         0.10         0.09         0.08        0.10
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)              (1.60)        1.03         0.92        (0.01)       (0.80)       2.35
------------------------------------------------------------------------------------------------------------------
  Total From Investment Operations    (1.56)        1.11         1.02         0.08        (0.72)       2.45
------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income          (0.03)       (0.08)       (0.10)       (0.09)       (0.09)      (0.10)
-----------------------------------
  From Net Realized Gains               --         (0.11)          --        (0.41)       (1.15)      (1.20)
------------------------------------------------------------------------------------------------------------------
  Total Distributions                 (0.03)       (0.19)       (0.10)       (0.50)       (1.24)      (1.30)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $5.60        $7.19        $6.27        $5.35        $5.77       $7.73
==================================================================================================================
  TOTAL RETURN(3)                  (21.80)%       17.96%       19.20%        1.42%       (9.88)%     39.94%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                1.00%(4)      1.00%        1.00%        1.00%        1.00%       1.00%
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                1.10%(4)      1.11%        1.71%        1.48%        1.19%       1.38%
-----------------------------------
Portfolio Turnover Rate                  49%        151%         150%         115%         130%        130%
-----------------------------------
Net Assets, End of Period
(in thousands)                    $1,597,722  $2,068,901   $1,532,113   $1,388,646   $1,719,367  $2,713,562
------------------------------------------------------------------------------------------------------------------

(1)  Six months ended September 30, 2002 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return  assumes  reinvestment  of net  investment  income and capital gains  distributions,  if any. Total returns for periods less than one year are not  annualized.  The total  return of the  classes  may not  precisely reflect the class expense  differences because of the impact of calculating the net asset  values to two  decimal  places.  If net  asset  values  were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance  with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements. See Glossary for a definition of the table.

------

Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
------------------------------------------------------------------------------------------------------------------
                                                                   ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------
                                      2002(1)       2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value,
Beginning of Period                   $7.19        $6.27        $5.36        $5.77        $7.73        $6.58
------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(2)             0.03         0.06         0.08         0.07         0.06         0.08
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)              (1.59)        1.03         0.92         0.01        (0.80)        2.35
------------------------------------------------------------------------------------------------------------------
  Total From Investment Operations    (1.56)        1.09         1.00         0.08        (0.74)        2.43
------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income          (0.03)       (0.06)       (0.09)       (0.08)       (0.07)       (0.08)
-----------------------------------
  From Net Realized Gains                --        (0.11)          --        (0.41)       (1.15)       (1.20)
------------------------------------------------------------------------------------------------------------------
  Total Distributions                 (0.03)       (0.17)       (0.09)       (0.49)       (1.22)       (1.28)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $5.60        $7.19        $6.27        $5.36        $5.77        $7.73
==================================================================================================================
  TOTAL RETURN(3)                   (21.79)%      17.51%       18.72%        1.36%     (10.09)%       39.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                1.25%(4)      1.25%        1.25%        1.25%        1.25%        1.25%
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                0.85%(4)      0.86%        1.46%        1.23%        0.94%        1.13%
-----------------------------------
Portfolio Turnover Rate                  49%        151%         150%         115%         130%         130%
-----------------------------------
Net Assets, End of Period
(in thousands)                      $185,093    $208,311     $102,357      $61,323      $54,277      $56,118
------------------------------------------------------------------------------------------------------------------

(1)  Six months ended September 30, 2002 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return  assumes  reinvestment  of net  investment  income and capital gains  distributions,  if any. Total returns for periods less than one year are not  annualized.  The total  return of the  classes  may not  precisely reflect the class expense  differences because of the impact of calculating the net asset  values to two  decimal  places.  If net  asset  values  were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance  with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements. See Glossary for a definition of the table.

                                                                         ------
                                                                         49

Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
------------------------------------------------------------------------------------------------------------------
                                                                INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------
                                      2002(1)       2002         2001         2000         1999        1998(2)
------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value,
Beginning of Period                   $7.20        $6.27        $5.36        $5.78        $7.73        $7.84
------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(3)             0.04         0.09         0.11         0.10         0.10         0.15
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)              (1.60)        1.04         0.91        (0.01)       (0.80)        1.02
------------------------------------------------------------------------------------------------------------------
  Total From Investment Operations    (1.56)        1.13         1.02         0.09        (0.70)        1.17
------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income          (0.04)       (0.09)       (0.11)       (0.10)       (0.10)       (0.08)
-----------------------------------
  From Net Realized Gains                --        (0.11)          --        (0.41)       (1.15)       (1.20)
------------------------------------------------------------------------------------------------------------------
  Total Distributions                 (0.04)       (0.20)       (0.11)       (0.51)       (1.25)       (1.28)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $5.60        $7.20        $6.27        $5.36        $5.78        $7.73
==================================================================================================================
  TOTAL RETURN(4)                    (21.72)%      18.19%       19.24%        1.65%       (9.52)%      17.14%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                0.80%(5)       0.80%        0.80%        0.80%        0.80%      0.80%(5)
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                1.30%(5)       1.31%        1.91%        1.68%        1.39%      2.97%(5)
-----------------------------------
Portfolio Turnover Rate                  49%         151%         150%         115%         130%       130%(6)
-----------------------------------
Net Assets, End of Period
(in thousands)                      $170,178     $226,681     $186,987      $95,202      $36,318       $5,944
------------------------------------------------------------------------------------------------------------------

(1)  Six months ended September 30, 2002 (unaudited).

(2)  July 31, 1997 (commencement of sale) through March 31, 1998.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return  assumes  reinvestment  of net  investment  income and capital gains  distributions,  if any. Total returns for periods less than one year are not  annualized.  The total  return of the  classes  may not  precisely reflect the class expense  differences because of the impact of calculating the net asset  values to two  decimal  places.  If net  asset  values  were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance  with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended March 31, 1998.

See Notes to Financial Statements. See Glossary for a definition of the table.

------

Value - Financial Highlights

For a Share Outstanding Throughout the Periods Indicated
--------------------------------------------------------------------------------
                                                               C CLASS
--------------------------------------------------------------------------------
                                                         2002(1)     2002(2)
--------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period                     $7.18        $6.90
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------------------
  Net Investment Income(3)                                --(4)        --(4)
--------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                (1.59)        0.42
--------------------------------------------------------------------------------
  Total From Investment Operations                       (1.59)        0.42
--------------------------------------------------------------------------------
Distributions
-------------------------------------------------------
  From Net Investment Income                              --(4)       (0.03)
--------------------------------------------------------
  From Net Realized Gains                                   --        (0.11)
--------------------------------------------------------------------------------
  Total Distributions                                     --(4)       (0.14)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $5.59        $7.18
================================================================================
  TOTAL RETURN(5)                                       (22.20)%       6.33%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets        2.00%(6)     2.00%(6)
-------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     0.10%(6)   (0.06)%(6)
-------------------------------------------------------
Portfolio Turnover Rate                                      49%       151%(7)
-------------------------------------------------------
Net Assets, End of Period (in thousands)                  $2,114       $1,866
--------------------------------------------------------------------------------

(1)  Six months ended September 30, 2002 (unaudited).

(2)  June 4, 2001 (commencement of sale) through March 31, 2002.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-share amount is less than $0.005.

(5)  Total return  assumes  reinvestment  of net  investment  income and capital gains  distributions,  if any, and do not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized.  The total return  of  the  classes  may  not  precisely  reflect  the  class  expense differences  because of the impact of  calculating  the net asset values to two decimal  places.  If net asset values were  calculated to three decimal places,  the total return  differences would more closely reflect the class expense  differences.  The  calculation  of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6)  Annualized.

(7)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended March 31, 2002.

See Notes to Financial Statements. See Glossary for a definition of the table.

                                                                         ------
                                                                         51

Equity Income - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
------------------------------------------------------------------------------------------------------------------
                                                                  INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------
                                      2002(1)       2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value,
Beginning of Period                   $7.36        $6.47        $5.50        $5.95        $7.15        $6.31
------------------------------------------------------------------------------------------------------------------

Income From Investment Operations
-----------------------------------
  Net Investment Income(2)             0.08         0.17         0.18         0.21         0.22         0.25
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)              (1.18)        0.93         0.96         0.03        (0.23)        1.99
------------------------------------------------------------------------------------------------------------------
  Total From Investment Operations    (1.10)        1.10         1.14         0.24        (0.01)        2.24
------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income          (0.08)       (0.17)       (0.17)       (0.21)       (0.23)       (0.24)
-----------------------------------
  From Net Realized Gains                --        (0.04)          --        (0.48)       (0.96)       (1.16)
------------------------------------------------------------------------------------------------------------------
  Total Distributions                 (0.08)       (0.21)       (0.17)       (0.69)       (1.19)       (1.40)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $6.18        $7.36        $6.47        $5.50        $5.95        $7.15
==================================================================================================================
  TOTAL RETURN(3)                    (14.95)%      17.35%       20.85%        3.88%       (0.44)%      37.78%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                1.00%(4)       1.00%        1.00%        1.00%        1.00%        1.00%
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                2.47%(4)       2.49%        3.02%        3.41%        3.31%        3.52%
-----------------------------------
Portfolio Turnover Rate                  64%         139%         169%         141%         180%         158%
-----------------------------------
Net Assets, End of Period
(in thousands)                    $1,006,485   $1,025,143     $467,425     $282,692     $296,585     $355,962
------------------------------------------------------------------------------------------------------------------

(1)  Six months ended September 30, 2002 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return  assumes  reinvestment  of net  investment  income and capital gains  distributions,  if any. Total returns for periods less than one year are not  annualized.  The total  return of the  classes  may not  precisely reflect the class expense  differences because of the impact of calculating the net asset  values to two  decimal  places.  If net  asset  values  were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance  with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements. See Glossary for a definition of the table.

------

Equity Income - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
------------------------------------------------------------------------------------------------------------------
                                                                   ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------
                                      2002(1)       2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value,
Beginning of Period                   $7.36        $6.47        $5.50        $5.95        $7.16        $6.31
------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(2)             0.08         0.16         0.17         0.20         0.21         0.23
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)              (1.18)        0.92         0.96         0.02        (0.24)        2.00
------------------------------------------------------------------------------------------------------------------
  Total From Investment Operations    (1.10)        1.08         1.13         0.22        (0.03)        2.23
------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------
  From Net Investment Income          (0.08)       (0.15)       (0.16)       (0.19)       (0.22)       (0.22)
-----------------------------------
  From Net Realized Gains                --        (0.04)          --        (0.48)       (0.96)       (1.16)
------------------------------------------------------------------------------------------------------------------
  Total Distributions                 (0.08)       (0.19)       (0.16)       (0.67)       (1.18)       (1.38)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $6.18        $7.36        $6.47        $5.50        $5.95        $7.16
==================================================================================================================
  TOTAL RETURN(3)                    (15.06)%      17.05%       20.55%        3.61%       (0.75)%      37.71%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                1.25%(4)       1.25%        1.25%        1.25%        1.25%        1.25%
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                2.22%(4)       2.24%        2.77%        3.16%        3.06%        3.27%
-----------------------------------
Portfolio Turnover Rate                  64%         139%         169%         141%         180%         158%
-----------------------------------
Net Assets, End of Period
(in thousands)                       $87,601      $74,868      $27,887      $20,281      $12,251         $731
------------------------------------------------------------------------------------------------------------------

(1)  Six months ended September 30, 2002 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return  assumes  reinvestment  of net  investment  income and capital gains  distributions,  if any. Total returns for periods less than one year are not  annualized.  The total  return of the  classes  may not  precisely reflect the class expense  differences because of the impact of calculating the net asset  values to two  decimal  places.  If net  asset  values  were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance  with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements. See Glossary for a definition of the table.

                                                                         ------
                                                                         53

Equity Income - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
---------------------------------------------------------------------------------------------------
                                                         INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------
                                     2002(1)       2002         2001         2000        1999(2)
---------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value,
Beginning of Period                   $7.36        $6.47        $5.50        $5.95        $6.96
---------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(3)             0.09         0.19         0.20         0.22         0.07
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)              (1.18)        0.92         0.95         0.03         0.06
---------------------------------------------------------------------------------------------------
  Total From Investment Operations    (1.09)        1.11         1.15         0.25         0.13
---------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income          (0.09)       (0.18)       (0.18)       (0.22)       (0.18)
-----------------------------------
  From Net Realized Gains                --        (0.04)          --        (0.48)       (0.96)
---------------------------------------------------------------------------------------------------
  Total Distributions                 (0.09)       (0.22)       (0.18)       (0.70)       (1.14)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $6.18        $7.36        $6.47        $5.50        $5.95
===================================================================================================
  TOTAL RETURN(4)                    (14.86)%      17.40%       21.26%        4.09%        1.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                 0.80%(5)       0.80%        0.80%        0.80%      0.80%(5)
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                 2.67%(5)       2.69%        3.22%        3.61%      1.61%(5)
-----------------------------------
Portfolio Turnover Rate                   64%         139%         169%         141%       180%(6)
-----------------------------------
Net Assets, End of Period
(in thousands)                        $65,299      $65,738      $19,130      $13,716       $2,654
---------------------------------------------------------------------------------------------------

(1)  Six months ended September 30, 2002 (unaudited).

(2)  July 8, 1998 (commencement of sale) through March 31, 1999.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return  assumes  reinvestment  of net  investment  income and capital gains  distributions,  if any. Total returns for periods less than one year are not  annualized.  The total  return of the  classes  may not  precisely reflect the class expense  differences because of the impact of calculating the net asset  values to two  decimal  places.  If net  asset  values  were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance  with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended March 31, 1999.

See Notes to Financial Statements. See Glossary for a definition of the table.

------

Equity Income - Financial Highlights

For a Share Outstanding Throughout the Periods Indicated
--------------------------------------------------------------------------------
                                                                C CLASS
--------------------------------------------------------------------------------
                                                          2002(1)    2002(2)
--------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period                      $7.36       $6.89
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------------
  Net Investment Income(3)                                 0.05        0.07
---------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                 (1.18)       0.50
--------------------------------------------------------------------------------
  Total From Investment Operations                        (1.13)       0.57
--------------------------------------------------------------------------------
Distributions
---------------------------------------------------------
  From Net Investment Income                              (0.05)      (0.06)
---------------------------------------------------------
  From Net Realized Gains                                    --       (0.04)
--------------------------------------------------------------------------------
  Total Distributions                                     (0.05)      (0.10)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                            $6.18       $7.36
================================================================================
  TOTAL RETURN(4)                                        (15.39)%      8.45%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets         2.00%(5)    2.00%(5)
---------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets      1.47%(5)    1.36%(5)
---------------------------------------------------------
Portfolio Turnover Rate                                       64%      139%(6)
---------------------------------------------------------
Net Assets, End of Period (in thousands)                   $7,643      $3,960
--------------------------------------------------------------------------------

(1)  Six months ended September 30, 2002 (unaudited).

(2)  July 13, 2001 (commencement of sale) through March 31, 2002.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return  assumes  reinvestment  of net  investment  income and capital gains  distributions,  if any, and do not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized.  The total return  of  the  classes  may  not  precisely  reflect  the  class  expense differences  because of the impact of  calculating  the net asset values to two decimal  places.  If net asset values were  calculated to three decimal places,  the total return  differences would more closely reflect the class expense  differences.  The  calculation  of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended March 31, 2002.

See Notes to Financial Statements. See Glossary for a definition of the table.

                                                                         ------
                                                                         55

Small Cap Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
----------------------------------------------------------------------------------------------------
                                                            INVESTOR CLASS
----------------------------------------------------------------------------------------------------
                                      2002(1)       2002         2001         2000        1999(2)
----------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value,
Beginning of Period                   $8.62        $6.60        $5.04        $4.73        $5.00
----------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(3)             0.01         0.02         0.07         0.05         0.03
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)              (1.91)        2.20         1.74         0.60        (0.24)
----------------------------------------------------------------------------------------------------
  Total From Investment Operations    (1.90)        2.22         1.81         0.65        (0.21)
----------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income             --        (0.02)       (0.05)       (0.06)       (0.02)
-----------------------------------
  From Net Realized Gains                --        (0.18)       (0.20)       (0.28)       (0.04)
----------------------------------------------------------------------------------------------------
  Total Distributions                    --        (0.20)       (0.25)       (0.34)       (0.06)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $6.72        $8.62        $6.60        $5.04        $4.73
====================================================================================================
  TOTAL RETURN(4)                    (22.04)%      33.97%       36.51%       14.37%       (4.24)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                1.25%(5)       1.25%        1.25%        1.25%       1.25%(5)
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                0.14%(5)       0.27%        1.10%        1.04%       1.02%(5)
-----------------------------------
Portfolio Turnover Rate                  52%          73%         144%         178%          153%
-----------------------------------
Net Assets, End of Period
(in thousands)                      $812,549   $1,305,952     $225,517      $17,690       $11,410
----------------------------------------------------------------------------------------------------

(1)  Six months ended September 30, 2002 (unaudited).

(2)  July 31, 1998 (inception) through March 31, 1999.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return  assumes  reinvestment  of net  investment  income and capital gains  distributions,  if any. Total returns for periods less than one year are not  annualized.  The total  return of the  classes  may not  precisely reflect the class expense  differences because of the impact of calculating the net asset  values to two  decimal  places.  If net  asset  values  were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance  with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

See Notes to Financial Statements. See Glossary for a definition of the table.

------

Small Cap Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
------------------------------------------------------------------------------------------------
                                                               ADVISOR CLASS
------------------------------------------------------------------------------------------------
                                               2002(1)       2002         2001        2000(2)
------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period           $8.62        $6.60        $5.04        $4.73
------------------------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------
  Net Investment Income (Loss)(3)               --(4)        --(4)        0.05         0.03
--------------------------------------------
  Net Realized and Unrealized Gain (Loss)      (1.90)        2.21         1.75         0.29
------------------------------------------------------------------------------------------------
  Total From Investment Operations             (1.90)        2.21         1.80         0.32
------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------
  From Net Investment Income                      --        (0.01)       (0.04)       (0.01)
--------------------------------------------
  From Net Realized Gains                         --        (0.18)       (0.20)          --
------------------------------------------------------------------------------------------------
  Total Distributions                             --        (0.19)       (0.24)       (0.01)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $6.72        $8.62        $6.60        $5.04
================================================================================================
  TOTAL RETURN(5)                             (22.04)%      33.74%       36.18%        6.86%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                          1.50%(6)       1.50%        1.50%      1.50%(6)
--------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                        (0.11)%(6)       0.02%        0.85%      2.21%(6)
--------------------------------------------
Portfolio Turnover Rate                            52%          73%         144%       178%(7)
--------------------------------------------
Net Assets, End of Period (in thousands)      $170,011     $182,986      $20,600          $91
------------------------------------------------------------------------------------------------

(1)  Six months ended September 30, 2002 (unaudited).

(2)  December 31, 1999 (commencement of sale) through March 31, 2000.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-share amount is less than $0.005.

(5)  Total return  assumes  reinvestment  of net  investment  income and capital gains  distributions,  if any. Total returns for periods less than one year are not  annualized.  The total  return of the  classes  may not  precisely reflect the class expense  differences because of the impact of calculating the net asset  values to two  decimal  places.  If net  asset  values  were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance  with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6)  Annualized.

(7)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended March 31, 2000.

See Notes to Financial Statements. See Glossary for a definition of the table.

                                                                         ------
                                                                         57

Small Cap Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
---------------------------------------------------------------------------------------------------
                                                       INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------
                                      2002(1)      2002         2001         2000        1999(2)
---------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value,
Beginning of Period                   $8.63       $6.61        $5.04        $4.74        $4.83
---------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(3)             0.01        0.03         0.07         0.07         0.03
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)              (1.90)       2.20         1.76         0.58        (0.06)
---------------------------------------------------------------------------------------------------
  Total From Investment Operations    (1.89)       2.23         1.83         0.65        (0.03)
---------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income             --       (0.03)       (0.06)       (0.07)       (0.02)
-----------------------------------
  From Net Realized Gains                --       (0.18)       (0.20)       (0.28)       (0.04)
---------------------------------------------------------------------------------------------------
  Total Distributions                    --       (0.21)       (0.26)       (0.35)       (0.06)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $6.74       $8.63        $6.61        $5.04        $4.74
===================================================================================================
  TOTAL RETURN(4)                    (21.90)%     34.11%       36.99%       14.39%       (0.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                1.05%(5)      1.05%        1.05%        1.05%      1.05%(5)
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                0.34%(5)      0.47%        1.30%        1.24%      1.22%(5)
-----------------------------------
Portfolio Turnover Rate                  52%         73%         144%         178%       153%(6)
-----------------------------------
Net Assets, End of Period
(in thousands)                       $87,581     $83,712       $8,593       $2,359         $986
---------------------------------------------------------------------------------------------------

(1)  Six months ended September 30, 2002 (unaudited).

(2)  October 26, 1998 (commencement of sale) through March 31, 1999.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return  assumes  reinvestment  of net  investment  income and capital gains  distributions,  if any. Total returns for periods less than one year are not  annualized.  The total  return of the  classes  may not  precisely reflect the class expense  differences because of the impact of calculating the net asset  values to two  decimal  places.  If net  asset  values  were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance  with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended March 31, 1999.

See Notes to Financial Statements. See Glossary for a definition of the table.

------

Small Cap Value - Financial Highlights

For a Share Outstanding Throughout the Periods Indicated
--------------------------------------------------------------------------------
                                                               C CLASS
--------------------------------------------------------------------------------
                                                         2002(1)       2002(2)
--------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period                     $8.59        $7.57
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------
  Net Investment Loss(3)                                 (0.03)       (0.05)
-----------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                (1.90)        1.23
--------------------------------------------------------------------------------
  Total From Investment Operations                       (1.93)        1.18
--------------------------------------------------------------------------------
Distributions
-----------------------------------------------------
  From Net Investment Income                                --         --(4)
-----------------------------------------------------
  From Net Realized Gains                                   --        (0.16)
--------------------------------------------------------------------------------
  Total Distributions                                       --        (0.16)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $6.66        $8.59
================================================================================
  TOTAL RETURN(5)                                       (22.47)%      15.80%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets        2.25%(6)    2.25%(6)
-----------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets     (0.86)%(6)  (0.78)%(6)
-----------------------------------------------------
Portfolio Turnover Rate                                      52%       73%(7)
-----------------------------------------------------
Net Assets, End of Period (in thousands)                  $2,701      $3,997
---------------------------------------------------------------------------------

(1)  Six months ended September 30, 2002 (unaudited).

(2)  June 1, 2001 (commencement of sale) through March 31, 2002.

(3)  Computed using average shares outstanding throughout the period.

(4)  Per-share amount is less than $0.005.

(5)  Total return  assumes  reinvestment  of net  investment  income and capital gains  distributions,  if any, and do not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized.  The total return  of  the  classes  may  not  precisely  reflect  the  class  expense differences  because of the impact of  calculating  the net asset values to two decimal  places.  If net asset values were  calculated to three decimal places,  the total return  differences would more closely reflect the class expense  differences.  The  calculation  of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6)  Annualized.

(7)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended March 31, 2002.

See Notes to Financial Statements. See Glossary for a definition of the table.

                                                                         ------
                                                                         59

Large Company Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
---------------------------------------------------------------------------------------
                                                      INVESTOR CLASS
---------------------------------------------------------------------------------------
                                      2002(1)      2002         2001        2000(2)
---------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value,
Beginning of Period                   $5.53       $5.08        $4.59        $5.00
---------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(3)             0.04        0.07         0.08         0.05
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)              (1.35)       0.45         0.48        (0.41)
---------------------------------------------------------------------------------------
  Total From Investment Operations    (1.31)       0.52         0.56        (0.36)
---------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income          (0.04)      (0.07)       (0.07)       (0.05)
-----------------------------------
  From Net Realized Gains                --          --           --           --
---------------------------------------------------------------------------------------
  Total Distributions                 (0.04)      (0.07)       (0.07)       (0.05)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period        $4.18       $5.53        $5.08        $4.59
=======================================================================================
  TOTAL RETURN(4)                    (23.80)%     10.20%       12.38%       (7.22)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                0.90%(5)      0.90%        0.90%      0.90%(5)
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                1.59%(5)      1.34%        1.62%      1.72%(5)
-----------------------------------
Portfolio Turnover Rate                  17%         34%          55%          51%
-----------------------------------
Net Assets, End of Period
(in thousands)                       $79,564     $69,961      $19,348      $12,671
---------------------------------------------------------------------------------------

(1)  Six months ended September 30, 2002 (unaudited).

(2)  July 30, 1999 (inception) through March 31, 2000.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return  assumes  reinvestment  of net  investment  income and capital gains  distributions,  if any. Total returns for periods less than one year are not  annualized.  The total  return of the  classes  may not  precisely reflect the class expense  differences because of the impact of calculating the net asset  values to two  decimal  places.  If net  asset  values  were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance  with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

See Notes to Financial Statements. See Glossary for a definition of the table.

------

Large Company Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
--------------------------------------------------------------------------------
                                                  ADVISOR CLASS
--------------------------------------------------------------------------------
                                      2002(1)         2002          2001(2)
--------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value,
Beginning of Period                   $5.53          $5.08          $4.69
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(3)             0.04           0.06           0.03
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)              (1.36)          0.44           0.39
--------------------------------------------------------------------------------
  Total From Investment Operations    (1.32)          0.50           0.42
--------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income          (0.03)         (0.05)         (0.03)
-----------------------------------
  From Net Realized Gains                --             --             --
--------------------------------------------------------------------------------
  Total Distributions                 (0.03)         (0.05)         (0.03)
--------------------------------------------------------------------------------
Net Asset Value, End of Period        $4.18          $5.53          $5.08
================================================================================
  TOTAL RETURN(4)                    (23.89)%         9.93%          8.94%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                1.15%(5)         1.15%        1.15%(5)
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                1.34%(5)         1.09%        1.53%(5)
-----------------------------------
Portfolio Turnover Rate                  17%            34%          55%(6)
-----------------------------------
Net Assets, End of Period
(in thousands)                           $31             $6           $121
--------------------------------------------------------------------------------

(1)  Six months ended September 30, 2002 (unaudited).

(2)  October 26, 2000 (commencement of sale) through March 31, 2001.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return  assumes  reinvestment  of net  investment  income and capital gains  distributions,  if any. Total returns for periods less than one year are not  annualized.  The total  return of the  classes  may not  precisely reflect the class expense  differences because of the impact of calculating the net asset  values to two  decimal  places.  If net  asset  values  were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance  with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended March 31, 2001.

See Notes to Financial Statements. See Glossary for a definition of the table.

                                                                         ------
                                                                         61

Large Company Value - Financial Highlights

For a Share Outstanding Throughout the Periods Indicated
--------------------------------------------------------------------------------
                                                         INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                                         2002(1)      2002(2)
--------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period                      $5.53       $5.44
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------------------
  Net Investment Income(3)                                 0.04        0.06
-------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                 (1.35)       0.08
--------------------------------------------------------------------------------
  Total From Investment Operations                        (1.31)       0.14
--------------------------------------------------------------------------------
Distributions
-------------------------------------------------------
  From Net Investment Income                              (0.04)      (0.05)
-------------------------------------------------------
  From Net Realized Gains                                    --          --
--------------------------------------------------------------------------------
  Total Distributions                                     (0.04)      (0.05)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                            $4.18       $5.53
================================================================================
  TOTAL RETURN(4)                                        (23.72)%      2.69%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets         0.70%(5)    0.70%(5)
-------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets      1.79%(5)    1.74%(5)
-------------------------------------------------------
Portfolio Turnover Rate                                       17%       34%(6)
-------------------------------------------------------
Net Assets, End of Period (in thousands)                   $2,063      $2,632
--------------------------------------------------------------------------------

(1)  Six months ended September 30, 2002 (unaudited).

(2)  August 10, 2001 (commencement of sale) through March 31, 2002.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return  assumes  reinvestment  of net  investment  income and capital gains  distributions,  if any. Total returns for periods less than one year are not  annualized.  The total  return of the  classes  may not  precisely reflect the class expense  differences because of the impact of calculating the net asset  values to two  decimal  places.  If net  asset  values  were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance  with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended March 31, 2002.

See Notes to Financial Statements. See Glossary for a definition of the table.

------

Large Company Value - Financial Highlights

For a Share Outstanding Throughout the Periods Indicated
--------------------------------------------------------------------------------
                                                               C CLASS
--------------------------------------------------------------------------------
                                                         2002(1)      2002(2)
--------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period                      $5.53       $5.14
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------------------
  Net Investment Income(3)                                 0.01        0.01
-------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                 (1.35)       0.39
--------------------------------------------------------------------------------
  Total From Investment Operations                        (1.34)       0.40
--------------------------------------------------------------------------------
Distributions
-------------------------------------------------------
  From Net Investment Income                              (0.01)      (0.01)
-------------------------------------------------------
  From Net Realized Gains                                    --          --
--------------------------------------------------------------------------------
  Total Distributions                                     (0.01)      (0.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                            $4.18       $5.53
================================================================================
  TOTAL RETURN(4)                                        (24.19)%      7.78%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets        1.90%(5)      1.90%(5)
-------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     0.59%(5)      0.33%(5)
-------------------------------------------------------
Portfolio Turnover Rate                                      17%         34%(6)
-------------------------------------------------------
Net Assets, End of Period (in thousands)                    $497          $257
--------------------------------------------------------------------------------

(1)  Six months ended September 30, 2002 (unaudited).

(2)  November 7, 2001 (commencement of sale) through March 31, 2002.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total return  assumes  reinvestment  of net  investment  income and capital gains  distributions,  if any, and do not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized.  The total return  of  the  classes  may  not  precisely  reflect  the  class  expense differences  because of the impact of  calculating  the net asset values to two decimal  places.  If net asset values were  calculated to three decimal places,  the total return  differences would more closely reflect the class expense  differences.  The  calculation  of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended March 31, 2002.

See Notes to Financial Statements. See Glossary for a definition of the table.

                                                                         ------
                                                                         63

Share Class Information

Four classes of shares are authorized for sale by the funds: Investor Class,
Advisor Class, Institutional Class, and C Class.

INVESTOR CLASS shares are available for purchase directly from American Century without any commissions or other fees. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C
Class shares are subject to a Rule 12b-1 service and distribution fee of 1.00%
for equity funds and 0.75% for fixed income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which the C Class shares are purchased. The total expense ratio of the C Class shares is higher than the total expense ratio of
Investor Class shares by 1.00% for equity funds and 0.75% for fixed income funds.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------

Retirement Account Information

As required by law, any distributions you receive from an IRA and certain 403(b)
distributions [not eligible for rollover to an IRA or to another qualified plan]
are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you do not want us to withhold on this amount, you must notify us not to withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                                                         ------
                                                                         65

Background Information

PORTFOLIO MANAGERS
================================================================================
VALUE AND EQUITY INCOME
--------------------------------------------------------------------------------
    Phil Davidson, CFA
--------------------------------------------------------------------------------
    Scott Moore, CFA
================================================================================
SMALL CAP VALUE
--------------------------------------------------------------------------------
    Ben Giele, CFA
================================================================================
LARGE COMPANY VALUE
--------------------------------------------------------------------------------
    Mark Mallon, CFA
--------------------------------------------------------------------------------
    Charles Ritter, CFA
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY & POLICIES

American Century offers 15 growth and income funds including domestic equity, balanced, asset allocation, and specialty. Value, Equity Income, Small Cap
Value, and Large Company Value are general equity funds managed to provide growth over time with less volatility than more aggressive growth funds. Stock purchases are based on a company-by-company analysis to determine whether a stock is trading below what the fund management team considers fair value.
Equity Income may buy stocks that are trading at fair value if the stock pays a generous dividend. In all four funds, broad diversification across many industries is stressed to prevent the performance of one sector from dominating fund returns.

AMERICAN CENTURY VALUE invests in the equity securities of seasoned, established businesses that the management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may look secondarily for income.

AMERICAN CENTURY EQUITY INCOME purchases the securities of seasoned companies that pay steady income, with the goal of providing shareholders a higher yield than the aggregate yield of the stocks making up the S&P 500. The team may secondarily search out stocks whose share prices are undervalued or fairly valued. Under normal circumstances, the fund can be expected to have less share-price volatility than American Century Value.

AMERICAN CENTURY SMALL CAP VALUE focuses on the stocks of small companies with market capitalizations of less than the largest company in the S&P SmallCap
600/BARRA Value Index. Historically, small-cap stocks have been more volatile than the stocks of larger, more established companies. The fund seeks capital appreciation over time by investing in common stocks that the management team believes to be undervalued. Income is a secondary objective.

AMERICAN CENTURY LARGE COMPANY VALUE seeks long-term capital growth with income as a secondary objective. The fund invests primarily in equity securities of large well-established companies that have good cash flow and reasonable growth prospects, and appear to be undervalued at the time of purchase. It uses a relative value approach, which considers the price for a company's fundamentals within the context of its historical relationship to the overall market.

                                                                    (continued)

------

Background Information

COMPARATIVE INDICES

The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's, it is intended to be a broad measure of U.S. stock market performance.

The S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of
S&P 500 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with value-style stocks.

The S&P MIDCAP 400/BARRA VALUE is a capitalization weighted index consisting of
S&P MidCap 400 stocks that have lower price-to-book ratio's and, in general, share other characteristics associated with value-style stocks.

The S&P SMALLCAP 600/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P SmallCap 600 stocks that have lower price-to-book ratios. The
S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

The LIPPER EQUITY INCOME FUND INDEX is a non-weighted index of the 30 largest equity income mutual funds. Lipper, Inc., is an independent mutual fund ranking service.

The LIPPER LARGE CAP GROWTH FUND INDEX is an equal dollar weighted index of the
30 largest mutual funds within the Large Cap Growth investment objective, as defined by Lipper. The index is adjusted for the reinvestment of capital gains and income dividends.

The LIPPER LARGE CAP VALUE FUND INDEX is an equal dollar weighted index of the
30 largest mutual funds within the Large Cap Value investment objective, as defined by Lipper. The index is adjusted for the reinvestment of capital gains and income dividends.

The LIPPER MULTI-CAP VALUE INDEX consists of the largest funds tracked by Lipper
Inc., that seek long-term growth of capital by investing in companies of all capitalization sizes that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors.

The RUSSELL 1000(reg.sm) INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The RUSSELL 1000(reg.sm) GROWTH INDEX contains securities with a greater than average growth orientation, and generally higher price-to-book and price-earnings ratios. Average market capitalization is $4.1 billion.

The RUSSELL 1000(reg.sm) VALUE INDEX measures the performance of those Russell
1000 companies with lower price-to-book ratios and lower forecasted growth values.

                                                                         ------
                                                                         67

Glossary

AVERAGE ANNUAL RETURNS--the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial Highlights" on pages 48-63.

BLUE CHIP STOCKS--stocks of the most established companies in American industry.
They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

GROWTH STOCKS--stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high
P/E ratios. Examples can include the stocks of high-tech and health care companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) more than
$8.1 billion. This is Lipper's market capitalization breakpoint as of September
30, 2002, although it may be subject to change based on market fluctuations. The
Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

MEDIAN MARKET CAPITALIZATION--market capitalization (market cap) is the total value of a company's stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) between $1.8 billion and $8.1 billion. This is Lipper's market capitalization breakpoint as of September 30, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

NUMBER OF HOLDINGS--the number of securities, excluding temporary investments, held by a fund on a given date.

PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

                                                                    (continued)

------

Glossary

PRICE/BOOK RATIO--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)
When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) less than
$1.8 billion. This is Lipper's market capitalization breakpoint as of September
30, 2002, although it may be subject to change based on market fluctuations. The
S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

WEIGHTED AVERAGE MARKET CAPITALIZATION--average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

Each fund's investment objective is stated in its prospectus. The objective typically falls within the following broad categories:

CAPITAL PRESERVATION--taxable and tax-free money market funds for relative stability of principal and liquidity.

INCOME-- taxable and tax-free bond funds that can provide current income. They generally offer lower volatility levels than stock funds.

GROWTH & INCOME--funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

GROWTH--funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

                                                                    (continued)

                                                                         ------
                                                                         69

Glossary

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

MODERATE--these funds generally provide moderate return potential with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and/or interest income, fees and expenses, and investment gains or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of
Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

------

[inside back cover]

                             AMERICAN CENTURY FUNDS

--------------------------------------------------------------------------------
                                     GROWTH
--------------------------------------------------------------------------------
AGGRESSIVE RISK

    DOMESTIC EQUITY                        INTERNATIONAL
    Veedot(reg.sm)                         Emerging Markets
    New Opportunities                      International Opportunities
    New Opportunities II                   International Discovery**
    Giftrust(reg.sm)                       International Growth
    Vista                                  Global Growth
    Heritage
    Growth                                 SPECIALTY
    Ultra(reg.sm)                          Technology
    Select                                 Life Sciences

--------------------------------------------------------------------------------
                               GROWTH AND INCOME
--------------------------------------------------------------------------------

MODERATE RISK

    ASSET ALLOCATION                       DOMESTIC EQUITY
    Balanced                               Equity Growth
    Strategic Allocation: Aggressive       Equity Index
    Strategic Allocation: Moderate         Large Company Value
    Strategic Allocation: Conservative     Tax-Managed Value
                                           Income & Growth
    SPECIALTY                              Value
    Global Gold                            Equity Income
    Global Natural Resources**
    Real Estate
    Utilities

AGGRESSIVE RISK

    DOMESTIC EQUITY
    Small Cap Quantitative
    Small Cap Value**

--------------------------------------------------------------------------------
                                     INCOME
--------------------------------------------------------------------------------

CONSERVATIVE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Ginnie Mae                             CA Intermediate-Term Tax-Free
    Inflation-Adjusted Bond                AZ Municipal Bond
    Short-Term Government                  FL Municipal Bond
                                           Tax-Free Bond
                                           CA Limited-Term Tax-Free

MODERATE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Government Bond                        CA Long-Term Tax-Free
    Target 2005*
    Diversified Bond

AGGRESSIVE RISK

    TAXABLE BONDS                          TAX-FREE BONDS
    Target 2030*                           CA High-Yield Municipal
    Target 2025*                           High-Yield Municipal
    Target 2020*
    Target 2015*
    Target 2010*
    High-Yield
    International Bond

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                              CAPITAL PRESERVATION
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CONSERVATIVE RISK

    TAXABLE MONEY MARKETS                  TAX-FREE MONEY MARKETS
    Prime Money Market                     FL Municipal Money Market
    Government Agency Money Market         CA Tax-Free Money Market
    Capital Preservation                   Tax-Free Money Market
    Premium Money Market

The investment objective may be based on the fund's objective, as stated in its prospectus, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus, which contains important information including charges and expenses. You should read the prospectus carefully before you invest or send money.

[back cover]

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE
COMPANIES:  1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                     PRSRT STD
P.O. Box 419200 U.S.                                            POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
                                                                 COMPANIES

0211                              American Century Investment Services, Inc.
SH-SAN-31512S                     (c)2002 American Century Services Corporation